                               ASSET PURCHASE AGREEMENT

    This Asset Purchase Agreement (the "Agreement") is made to be effective September 5, 1997 (the "Effective Date"), among NEW FRONTIER MEDIA, INC., a Colorado corporation, COLORADO SATELLITE BROADCASTING, INC. ("Buyer"), a wholly owned subsidiary of New Frontier Media, Inc., and 1043133 ONTARIO INC., an Ontario corporation ("Seller"). New Frontier Media, Inc. and Buyer are collectively referred to in this Agreement as "Buyers."

    This Agreement sets forth the terms and conditions upon which Buyers agree to purchase from Seller, and Seller agrees to sell to Buyers, certain properties and assets of Seller ("Subject Assets") relating to the "Adult Movies Business" of Seller.

    NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:


                                     DEFINITIONS

"124 Agreement" means the asset purchase agreement made on the same date as this Agreement among the Buyers and 1248663 Ontario Inc., wherein the Buyers agreed to purchase certain satellite uplinking and playback equipment and certain call center equipment and related assets from 1248663 Ontario Inc. and Merlin Sierra, Inc.

"5DBC Agreement" means the asset purchase agreement made on the same date as this Agreement among the Buyers and Fifth Dimension Communications (Barbados) Inc.

"Adult Movies Business" means any and all present or contemplated satellite broadcast services on television or any other medium, including cable television and the Internet, which broadcasts, replays, and/or otherwise exploits feature length adult programming and all related promotional content and other programming of a non-rated or X-rated nature and whose main theme embodies nudity and/or sexually explicit material between consenting adults and such other related business assets as are necessary for the operation thereof.

"adverse or adversely", when used alone or in conjunction with other terms (including without limitation "affect," "change" and "effect"), means any event discovered by either party after the date hereof which is reasonably likely in the respective business judgment of either Buyers or Seller, as the case may be, to be expected to (a) adversely affect the validity or enforceability of this Agreement, or (b) adversely affect the business, operation, management or properties of Seller or Buyers, or (c) impair Seller or Buyers, or (d) adversely affect the respective aggregate rights and remedies of either party under this Agreement. Notwithstanding the foregoing no event affecting the adult movie industry generally shall be deemed to constitute an adverse change, have an adverse effect or to adversely affect or effect.

"Agreement" means this Agreement as originally in effect, including unless the context otherwise specifically requires, all schedules and all exhibits hereto, and as any of the same may


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

from time to time be supplemented, amended, modified or restated in the manner herein or therein provided.

"Applicable Law" shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state securities and environmental laws, to which a person or entity is subject or by which it or any of its business or operations is subject or any of its property or assets is bound.

"Authority" means any governmental or quasi-governmental authority, whether administrative, executive, judicial, legislative or other, or any combination thereof, including without limitation, any federal, provincial, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, authority, board, body, branch, bureau, central bank or comparable agency, or Entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system, or other political unit or subdivision or other Entity of any of the foregoing whether domestic or foreign.

"Buyers' Disclosure Schedule" means the schedule attached as SCHEDULE 8.2(a).

"Closing" means the closing of the transactions contemplated herein and "Closing Date" means the date on which the closing takes place.

"Collateral Agreements" means agreements and other documents executed or required to be executed pursuant to the terms of this Agreement.

"Entity" means any corporation, firm, unincorporated organization, association, partnership, limited liability company, trust (inter vivos or testamentary), estate of a deceased, individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

"Governmental Authorizations" means all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all applicable Authorities.

"material, materially or materiality", unless specifically stated otherwise, shall be determined without regard to the fact that various provisions of this Agreement set forth specific dollar amounts.

"New Frontier" means New Frontier Media, Inc.

"Ottawa Call Center" means the subscription and pay-per-view call center at Ottawa, Ontario now operated by Seller.

"Private Authorizations" means all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all persons (other that Authorities) including without limitation those with respect to copyrights, computer software programs, patents, service marks, trademarks, trade names, technology and know-how.

"Subject Assets" means:

    (a) any and all trademarks, proprietary rights and other intellectual property rights owned by Seller and associated with its Adult Movies Business. These include but are not necessarily limited to the trade names, trademarks and/or service marks listed on SCHEDULE 1(a), "Trademarks List," and any goodwill associated with such trade names, trademarks and/or service marks;

    (b) all subscriptions for its Adult Movies Business as of the Date of Closing, including all subscriber lists, past and present, and any other marketing data related thereto, in the possession of Seller, as described in SCHEDULE 1(b), "Subscribers List" (and it is understood that the subscriber lists shall be delivered on disk(s) in electronic form only because of the length of such lists);

    (c) a complete list of all advertisers, marketing partners and vendors used by Seller in relation to its Adult Movies Business and related services, with contact names, mailing addresses, and phone and fax numbers; as set forth in SCHEDULE 1(c) "Vendors List";

    (d) all rights, title and interest Seller may have in 1-800 phone numbers used for its Adult Movies Business and related services and in any World Wide Web address and web sites used in its Adult Movies Business;

    (e) upon request of Buyers, Seller shall provide copies of all papers, computerized databases, and records in Seller's custody or control relating to any or all of the above described assets and the operation of Seller's Adult Movies Business, including but not limited to all sales and subscription records, maintenance and production records, but excluding accounting and financial records and personnel and labor relations records;

    (f) all rights, title and interests in any permits, licenses, franchises, consents or authorizations issued by, and all registrations and filings with, any government agency solely in connection with Adult Movies Business of Seller, whenever issued or filed, (including but not limited to any permits or licenses from the Canadian Radio-Television and Telecommunications Commission and any permits or licenses from the Federal Communications Commission) excepting only those which by law are non-transferable or those which have expired;

    (g) all other assets to be transferred from Seller to Buyer under SECTION 1 of this Agreement; and

    (h) any tort or insurance proceeds arising out of any damages or destruction or any of the Subject Assets between the date of this Agreement and the Closing Date to the extent required to repair or replace any Subject Asset.

"Transactions" means the transactions contemplated by this Agreement and all Collateral Agreements.


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


"Uplink Facility" means the current facility located at 2500 Don Reid Drive, Ottawa, Ontario and now used by Seller for uplink, playback and broadcast programming of its Adult Movies Business.


                            ARTICLE 1. TRANSFER OF ASSETS

Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, convey, transfer, assign and deliver to Buyer, and Buyers agrees to purchase from Seller at the Closing described in ARTICLE 3, all of the Subject Assets, whether tangible, intangible, real, personal or mixed, and wherever located, including those assets set forth in the lists of SCHEDULES 1(a) through
(c) and as further described in this ARTICLE 1.

1.1 SOFTWARE. Pursuant to SCHEDULE 1.1, the First Link License Agreement, Seller shall provide to Buyers a non-exclusive royalty free license to use one networkable copy of version 2.0 or any updated version of "First Link" subscription management software. The rights granted to Buyers shall not be assigned, licensed or otherwise transferred voluntarily or by operation of law, or otherwise, except pursuant to the purchase of substantially all of the outstanding capital stock or assets of Buyers, without the written consent of Seller. Buyers acknowledge that, prior to Closing, Seller may acquire additional software for use in connection with its Adult Movies Business and Buyers agree on Closing to pay 50% of the actual costs thereof (to a maximum of US$32,608.69).

1.2 INVESTMENT CANADA ACT. The parties agree that the Transactions do not require notice, review, approval or allowance under the INVESTMENT CANADA ACT and it is not a condition precedent to the Closing of the Transactions that any notice be given or approval, allowance or consent be obtained in respect thereof. Notwithstanding anything to the contrary in this Agreement, no representation, warranty or covenant given by any party under or pursuant to this Agreement is intended or shall be deemed to include a representation, warranty or covenant related to the INVESTMENT CANADA ACT.


                              ARTICLE 2. PURCHASE PRICE

2.1 PAYMENT OF PURCHASE PRICE. In consideration for the transfer and assignment of the Subject Assets and in consideration of the representations, warranties and covenants of Seller set forth herein, Buyers on the conditions set forth herein:

    (a) shall pay, subject to ARTICLE 5, an earnest money deposit in the amount of US$5,000.00;

    (b) shall deliver to Seller at the Closing (as hereinafter defined) US$500,000.00 plus taxes as provided in ARTICLE 6, payable in cash as more fully described in SECTION 3.2;

    (c) shall assume and discharge, and shall indemnify Seller against, liabilities and obligations of Seller under the leases, contracts or other agreements, if any, specified on SCHEDULE 4 but only to the extent that such liabilities or obligations accrue on or after the Closing Date.

2.2 ALLOCATION OF THE PURCHASE PRICE. The parties agree that the Purchase Price (defined as the sum of the amounts specified in SECTION 2.1(b) shall be allocated as set forth in SCHEDULE 2.2 and that such allocation will be used by the parties in reporting the transaction contemplated by this Agreement for tax purposes.

2.3 ELECTIONS. Seller and Buyers wall on or before the Closing Date jointly execute an election, in prescribed form and containing the prescribed information, to have subsection 167(1.1) of the Excise Tax Act (Canada) apply to the sale and purchase of the Subject Assets hereunder so that no tax is payable in respect of such sale and purchase under Part IX of the EXCISE TAX ACT (Canada). The Buyers will file such election with the Minister of National Revenue within the time prescribed by the Excise Tax Act (Canada).


                                ARTICLE 3. THE CLOSING

The closing of the purchase and sale of the Subject Assets by Seller to Buyers (the "Closing") shall take place at 2500 Don Reid Drive, Ottawa, Ontario, sixty-four (64) days after the date of this Agreement or at such other place and/or time as the parties may agree in writing (the "Closing Date"). In the event that the conditions specified in this Agreement have not be fulfilled by such date, either Seller or Buyers may extend the Closing Date for a period or periods not exceeding an aggregate of thirty (30) days by written notice to the other parties.

3.1. SELLER'S OBLIGATIONS AT CLOSING.

    (a)  At the Closing Seller shall deliver or cause to be delivered to Buyer:

         (i) assignment and assumption agreements for personal property leases, all contracts and agreements of Seller to be assumed in connection herewith, in form and substance reasonably satisfactory to Buyers' counsel, and accompanied by all consents required by this Agreement and the personal property leases, contracts and agreements being assigned;

         (ii) instruments of assignment and transfer (including a bill of sale) of all the Subject Assets in form and substance reasonably satisfactory to Buyers' counsel; and

         (iii) such other documents as shall be reasonably requested by Buyers or Buyers' counsel (for example, a BULK SALES ACT affidavit).

    (b) Simultaneously, with the consummation of the transfer, Seller, through its officers, agents and employees, shall put Buyer into L11 possession and enjoyment of all the Subject Assets to be sold, conveyed, transferred, assigned and delivered by this Agreement.

    (c) Seller, at any time before or after the Closing Date shall execute, acknowledge, and deliver further deeds, assignments, conveyances and other assurances any documents and instruments of transfer, reasonably requested by Buyers and shall take any other action consistent with the terms of this Agreement that may be reasonably requested by Buyers for the purpose of assigning, transferring, granting, conveying and confirming to Buyers, or reducing to possession, any or all property and assets to be conveyed or transferred by this Agreement. If requested by Buyers, Seller further agrees to prosecute or otherwise enforce in their own names for the benefit of Buyers any claims, rights, or benefits that are transferred to Buyers by this Agreement and that require prosecution or enforcement in Seller's name. Any prosecution or enforcement of claims, rights, or benefits under this Section shall be solely at Buyer's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement by Seller.

3.2. BUYER'S OBLIGATIONS AT CLOSING. At the Closing Buyers shall deliver to Seller against delivery of the items specified in SECTION 2.1, a certified bank or cashier's check, or a wire transfer of immediately available funds, in the amount of US$500,000.00 plus taxes pursuant to ARTICLE 6 payable to Seller. Seller shall notify Buyers within five (5) days of the Closing Date whether the amount payable at Closing shall be delivered by certified bank or cashier's check, or by wire transfer. At closing, Buyers shall deliver to Seller such documents that shall be reasonably requested by Seller or Seller's counsel.


               ARTICLE 4. ASSUMPTION OF LIABILITIES

Buyers are not assuming any debt, liability or obligation of Seller, whether known or unknown, fixed or contingent, except as herein specifically otherwise provided. Seller agrees to indemnify and hold Buyers harmless against all debts, claims, liabilities and obligations of Seller not expressly assumed by Buyers hereunder, and to pay any and all attorneys' fees and legal costs incurred by Buyers, its successors and assigns in connection therewith. Buyers shall have the benefit of and shall perform and assume all leases, contracts and agreements, if any, specifically listed on SCHEDULE 4, in accordance with the terms and conditions thereof except to the extent modifications are specifically set forth in SCHEDULE 4 and except to the extent set forth in the assignments or assignment and assumption agreements for such leases, contract and agreements.


                             ARTICLE 5; RETURN OF DEPOSIT

Upon execution of this Agreement, Buyers shall pay to Seller an earnest money deposit of US$1,250.00. Upon parties' final acceptance of the form and content of the schedules to this Agreement, Buyers shall pay to Seller a further earnest money deposit of US$3,750.00. Such deposits shall be returned to Buyers if the Transactions are not closed due to: (a) the failure of any conditions set forth in ARTICLE 11 to be met at or before the Closing as a result of any act or omission by Seller; or (b) the occurrence of any default by Seller described in SECTION 17.3. If the Transactions are not closed for any other reason, the deposit shall be retained by Seller. Upon Closing, the deposit shall be applied towards the payment due to Seller under SECTION 2.1(b).


                                   ARTICLE 6. TAXES

Buyers shall pay all sales, use and transfer taxes arising out of the transfer of the Subject Assets, including any foreign transfer taxes and shall pay its portion, prorated as of the Closing Date, of state, provincial, and local real and personal property taxes of the business being sold hereunder. Buyers shall not be responsible for any business, occupation, withholding or similar tax, or for any income, sales, use, value-added or similar taxes related to any period, or transaction occurring during any period, before the Closing Date.


                 ARTICLE 7. REPRESENTATIONS AND WARRANTIES OF SELLERS

Seller hereby represents and warrants to Buyers that the following facts and circumstances are and will be at all times up to the Closing Date, except as contemplated hereby, true and correct, and hereby acknowledge that such facts and circumstances constitute the basis upon which Buyers are induced to enter into and perform this Agreement. Each warranty set forth in this ARTICLE 7 shall survive eighteen (18) months past the Closing Date and any investigation made by or on behalf of Buyers. Buyers shall conduct their own due diligence investigation and that investigation shall include an investigation into whether Seller is or has operated in accordance with the warranties and representations of Seller. If prior to the closing date, Buyers believe they have discovered any breach of the representations and warranties of Seller, they shall forthwith advise Seller in writing of such breach. If Seller does not or cannot cure such breach prior to the Closing Date, Buyers may elect to close (in which case the breach shall be deemed non-material) or not close provided such breach is material. If Buyers fail to give such notice then the breach will be deemed non-material.

7.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Seller is a corporation organized, validly existing, and in good standing under the laws of Ontario. Seller has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to transact any business and is in good standing in all jurisdictions in which the nature of its business or its properties makes such qualification necessary.

7.2 FINANCIAL STATEMENTS. SCHEDULE 7.2(a) is the Combined Financial Statements for the years ending March 31, 1997 and 1996 for Fifth Dimension Communications (Barbados) Inc., Merlin Sierra, Inc. and Seller, certified by Ernst & Young, chartered accountants, whose opinions with respect to such financial statements are included into this Agreement. SCHEDULE 7.2(b) sets forth unaudited combined balance sheets of Seller and others as of June 30, 1997 (the "Stub Period Date"), together with related unaudited combined statements of changes in financial positions and unaudited combined statements of income and retained earnings for the three (3) month period then ending, as prepared in part by Seller. These financial statements in SCHEDULES 7.2(a) and (b) are referred to as the "Financial Statements." The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently followed by Seller throughout the periods indicated, are complete and correct in all material respects and accurately and fairly depict the present financial position of Seller as of the respective dates of the balance sheets included in the Financial Statements, and the results of their operations for the respective periods indicated. Seller has no liabilities or obligations of any nature (known or unknown, absolute, accrued, contingent or otherwise) of the type required to be reflected or disclosed in a balance sheet (or notes thereto) prepared in accordance with GAAP that were not fully reflected or reserved against in the Financial Statements. The Audited Financial Statements being provided by Seller shall contain in footnotes or otherwise information concerning adjustments and add-back payments as reflected on page 7 of the Letter of Understanding dated April 14, 1997 from New Frontier, which is attached as SCHEDULE 7.2(c). The Financial Statements accurately reflect the revenues and expenses of Sellers' Adult Movies Business.

7.3 ABSENCE OF SPECIFIED CHANGES. Since March 31, 1997, there has not been any:

    (a) adverse material changes in the financial condition, liabilities, assets, business, operating results or prospects of Seller with respect to its Adult Movies Business;

    (b) destruction, damage to, or loss of any of the Subject Assets (whether or not covered by insurance) that materially and adversely effects the assets, financial condition, business, assets or prospects of Seller with respect to its Adult Movies Business;

    (c) labor trouble or other event or condition of any character materially and adversely effecting the financial condition, business, assets or prospects of Seller ;

    (d) revaluation by Seller of any of the Subject Assets in a manner that would be materially adverse to Buyers;

    (e) execution, creation, amendment, nonrenewal or termination of any material contract, agreement or license to which Seller is a party, except in the ordinary course of business or except as can be terminated prior to the Closing Date without materially adversely effecting the Subject Assets;

    (f) creation or assumption by Seller of any mortgage, pledge, security interest or lien or other encumbrance on any material asset of Seller related to its Adult Movies Business, except as set forth in SCHEDULE 7.3(f);

    (g) receipt by Seller of notice of any loss of; or material order cancellation by, any major customers of Seller, except as set forth in
         SCHEDULE 7.3(g);

    (h) other event or condition of any character of which Seller has knowledge that has or might reasonably have a material adverse effect on the financial condition, business, assets, operating results or prospects of its Adult Movies Business, except as set forth in SCHEDULE 7.3(h); or

    (i) agreement by Seller to do any of the things described in the preceding clauses (a) through (h).

7.4 SUBJECT ASSETS SUFFICIENT FOR OPERATIONS. The Subject Assets, together with the "Subject Assets" described in the 124 Agreement and in the 5DBC Agreement, constitute all assets (except premises) which are necessary for the continued uninterrupted operation by Seller of its Adult Movies Business as now conducted. Except as stated in SCHEDULE 4, none of the Subject Assets are held under any lease, security agreement, conditional sales, contract, or other title of retention or security agreement, or are in the possession of anyone other than Seller.

7.5 TRADE NAMES, TRADEMARKS AND COPYRIGHTS. Except as set forth SCHEDULE IN
7.5, Seller does not use or own any trademark, service mark, trade name, trade secret, or brand name in its Adult Movies Business. To the actual knowledge of Seller, no person has made any outstanding claims against Seller in respect of any trademark, trademark registration or application, service mark, trade name, copyright, copyright registration or application or brand name, the use of which is necessary or contemplated in connection with the performance of any contract to which Seller is a party.

7.6 TRADE SECRETS. Seller is not aware of any trade secrets owned by, used in or necessary for the operation of its Adult Movies Business.

7.7 TITLE TO ASSETS. To the best of Seller's knowledge, Seller has good and marketable title to all the Subject Assets free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, except for (i) those disclosed in Seller's balance sheet as of the Stub Period Date, included in the Financial Statements, or m the Schedules to this Agreement; (ii) the lien of current taxes not yet due and payable; and (iii) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of these assets, nor materially impair the operations of its Adult Movies Business. All the Subject Assets are in good operating condition and repair, ordinary wear and tear excepted. Seller is in possession of all premises leased to it from others and used by it in connection with its Adult Movies Business.

7.8 DEALERS AND DISTRIBUTORS. SCHEDULE 7.8 to this Agreement is a correct and current list of all dealers and distributors of Seller together with summaries of the sales made to each customer during the most recent fiscal year. Except as indicated in SCHEDULE 7.8, Seller has no information and is not aware of any facts indicating that any dealers or distributors of the services offered by its Adult Movies Business intend to cease doing business with Seller or alter the amount of the business that they are presently doing with Seller where such cessation or alteration would have a material adverse effect on its Adult Movies Business.

7.9 INSURANCE POLICIES. SCHEDULE 7.9 to this Agreement is a description of all insurance policies held by Seller concerning the Subject Assets. All these policies are in the respective principal amounts set forth in SCHEDULE 7.9. Seller has maintained and now maintains (a) insurance on all the Subject Assets of a type customarily insured, covering property damage by fire or other casualty, and (b) adequate insurance protection against all liabilities, claims, and risks against which it is customary to insure. Such insurance coverage will be canceled as of Closing.

7.10 OTHER CONTRACTS. Copies of all contracts which will be assigned to or assumed by Buyers under this Agreement are attached as part of SCHEDULE 4. Except as set forth in SCHEDULE 4 and to the best of Seller's knowledge, the Subject Assets will not at Closing or thereafter (as a result of actions or conduct of Seller) be bound or potentially bound by, any distributor's or manufacturer's representative or agency agreement, any output or requirements agreement, any agreement not entered into in the ordinary course of business, any indenture, mortgage, deed of trust, lease or any other agreement that is unusual in nature, duration or amount (including, without limitation, any agreement requiring the performance by Seller of any obligation for a period of time extending beyond one year from Closing Date or calling for consideration of more than US$ 10,000.00 or requiring purchases at prices in excess of; or sales at prices lower than, prevailing market prices). To the best of Seller's knowledge, there is no default or event that with notice or lapse of time, or both, would constitute a default by any party to any of the agreements listed in
SCHEDULE 4 and such contracts remain in full force and effect. Seller has not received notice that any party to any of the agreements listed in SCHEDULE 4 intends to cancel or terminate any of these agreements or to exercise or not exercise any options under any of these agreements. Seller is not party to, nor are Seller or the Subject Assets bound by, any agreement that is materially adverse to the business, assets, property, operating results, prospects or financial condition of Seller.

7.11 COMPLIANCE WITH LAWS. Seller has received no notice of any violation of any statutes, laws or regulations (including, without limitation any applicable obscenity, environmental, health, building, zoning, or other law, ordinance or regulations) from any Authority the violation of which may materially adversely affect its Adult Movies Business. Seller is not in violation of or default under any provisions of its Articles of Incorporation or Bylaws, both as amended. The execution, delivery and performance of the Agreement and the consummation of the Transactions will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, a default under Seller's Articles of Incorporation or Bylaws, both as amended. To the best of Seller's actual knowledge, all licenses, permits, approvals, registrations, qualifications, certificates and other authorizations necessary for the conduct of Seller's Adult Movies Business as presently conducted (the "Licenses") have been duly obtained, are in full force and effect, and there are no proceedings pending or threatened which may result in the revocation, cancellation, suspension or modification of any of such Licenses.

7.12 LITIGATION. Except as set forth in SCHEDULE 7.12, there is no suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation ("Actions") pending or, to the best knowledge of Seller, threatened, against or affecting Seller, or any of its business, assets or financial condition, or against any officer, director or employee of Seller in connection with such officer's, director's or employee's relationship with or actions taken on behalf of Seller. Seller is not party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, and there are no actions or claims by Seller currently pending or, to which Seller intends to initiate. To the best knowledge of Seller, there has not occurred any event nor does there exist any condition on the basis of which any litigation, proceeding or investigation is likely to be instituted by or against Seller. The matters set forth in SCHEDULE 7.12 if decided adversely to Seller will not result in a material adverse change in the business, assets, operating results, prospects or financial condition of Seller. Seller has furnished or made available to Buyers copies of all relevant court papers and other documents relating to the matters set forth in SCHEDULE 7.12. Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality. Except as set forth in SCHEDULE 7.12, Seller is not presently engaged in any legal action to recover moneys due to it or damages sustained by it.

7.13 AGREEMENT WILL NOT CAUSE BREACH OR VIOLATION. Neither the entry into this Agreement nor the consummation of the transactions contemplated hereby will result in or constitute any of the following events where the occurrence of such event would render Seller materially unable to comply with this Agreement: (a) a default or an event that, with notice or lapse of time or both, would be a default, breach or violation of any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust or other agreement, instrument or arrangement; (b) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation; (c) the creation or imposition of any lien, charge or encumbrance on any of the Subject Assets; or (d) the violation of any law, regulation, ordinance, judgment, order or decree.

7.14 AUTHORITY AND CONSENTS. Except as set forth in SCHEDULE 7.14, Seller has the right, power, legal capacity and authority to enter into, and perform its obligations under this Agreement, and no approvals or consents of any persons other than the shareholders of Seller are necessary in connection with it. The execution and delivery of this Agreement and the consummation of this transaction by Seller have been, or prior to the Closing will have been, duly authorized by all necessary corporate action of Seller (including any necessary action by Seller's security holders). This Agreement constitutes a legal, valid and binding obligation of Seller enforceable in accordance with its terms except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

7.15 INTEREST IN CUSTOMERS, SUPPLIERS AND COMPETITORS. Except as set forth in
SCHEDULE 7.15 or as contemplated by a Collateral Agreement, neither Seller nor any officer or director or shareholder of Seller, nor any spouse or child of any of them has any direct or indirect interest in any competitor, supplier or customer of Seller or in any person with whom Seller is doing business.

7.16 INFORMATION FURNISHED TO BUYER FOR BULK TRANSFER NOTICE. For the purposes of furnishing notices under the Bulk Sales Act (Ontario), SCHEDULE 7.16 is a true, complete and correct list of all names and business addresses used by Seller.

7.17 DOCUMENTS DELIVERED. Each copy or original of any agreement, contract or other instrument which is identified in any exhibit or schedule delivered by Seller or its counsel to Buyers (or their counsel or representatives), whether before or after the execution hereof, is in fact what it is purported to be by Seller and has not been amended, canceled or otherwise modified.

7.18 FULL DISCLOSURE. None of the representations and warranties made by Seller or made in any letter, certificate or memorandum furnished or to be furnished by Seller or on its behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made misleading and materially adverse to Buyers. Except matters of general knowledge within the Adult Movies industry and other matters generally available to the public, there is no fact known to Seller which materially adversely affects the condition, assets, liabilities, business, or operations of the Seller's Adult Movies Business that has not been set forth herein or heretofore communicated to Buyer in writing.

7.19 SUBJECT ASSETS ARE SUFFICIENT TO OPERATE BUSINESS.

    (a) The Buyers are acquiring the ownership, possession or use under this Agreement of all or substantially all of the property and assets (excluding premises) that can reasonably be regarded as necessary (when added to the "Subject Assets" described in the 124 Agreement and the 5DBC Agreement) for Buyer to be capable of carrying on the Adult Movies Business as conducted by Seller as a business within the meaning of section 167 of the EXCISE TAX ACT (Canada).

    (b) Seller is now, or will be at Closing, registered under Part IX of the EXCISE TAX ACT (Canada).

7.20 SOLVENCY. As of the execution and delivery of this Agreement, and, after giving effect to the consummation of the Transactions, Seller will be solvent.

7.21 TAX MATTERS. Seller shall continue to be responsible for and will discharge all obligations and liabilities in respect to taxes pertaining to its Adult Movies Business and the Subject Assets which arise or accrue for all periods ending on or before the Closing Date (but excluding the taxes referred to in ARTICLE 6). Seller will indemnify and hold harmless Buyers against any and all claims and demands incurred by Buyers that directly or indirectly arise out of such obligations or liabilities. Without limiting the foregoing, Seller will be responsible for all federal, state, provincial, local, foreign and other net income, gross income, gross receipts, alternative or add on minimum, profits, sales, use, occupation, value-added, ad valorem, transfer, franchise, license, lease, service use, withholding, payroll, employment, excise, severance, premium, property, windfall profits, customs, duties, or other taxes, fees assessments, or charges of any kind whatsoever, together with any interest, penalties or additions to tax imposed with respect thereto, or any obligations to any agreements or arrangements with respect to and taxes described above.

7.22 EMPLOYMENT MATTERS. Buyer shall be under no obligation to offer employment to any of Seller's employees employed in connection with its Adult Movies Business ("affected employees"), except as otherwise stated in this Agreement. Buyer may, however, choose to retain the services of or to offer employment to one or more of the affected employees, should it wish to do so, subject to
SECTION 13.4.

Seller will continue to be responsible for and will discharge all obligations and liabilities in respect of the affected employees which arise or accrue prior to, on or after the Closing Date. Seller will indemnify and save harmless
Buyers against any and all claims and demands incurred by Buyers that directly or indirectly pertain to or arise out of such obligations or liabilities. Without limiting the forgoing, Seller will be responsible for and will bear and discharge any and all obligations and liabilities for wages, severance pay, termination pay, notice of termination of employment or pay in lieu of such notice, damages for wrongful discharge or other employee benefits or claims, including vacation pay, which may arise in connection with the employment or dismissal of any of the affected employees, including any interest, award, judgment or penalty relating thereto and any costs or expenses incurred by Buyers in defending against any claim or demand relating to such obligation or liabilities.

7.23 124 AGREEMENT

    (a) The equipment (including without limitation essential spares and replacement parts) and software technology, furniture, machinery, appliances, and other tangible personal property and technology as specifically set forth in SCHEDULE 1(a) of the 124 Agreement is substantially similar to the equipment and technology used in connection with and historically allocated to the Adult Movies Business carried on by the Seller as of July 31, 1997 at the Uplink Facility.

    (b) The uplink facility to be operated, maintained, managed and sustained under SECTION 1.1 of the 124 Agreement shall be of a substantially similar nature and quality as those services currently being provided by Seller to its present subscribers.

    (c) The "Subject Assets" described in the 124 Agreement constitute all assets (other than premises) necessary for the continued uninterrupted operation by 1248663 Ontario Inc. of the call center and uplink facility as now conducted on behalf of the Seller in respect of its Adult Movies Business.

    (d) SCHEDULE 1(b) of the 124 Agreement contains a complete list of the hardware, equipment, furniture, machinery, appliances, software and other tangible personal property now used at the Ottawa Call Center.


                  ARTICLE 8. BUYERS' REPRESENTATIONS AND WARRANTIES

Buyers represents, warrants, and covenants to, and agrees with Seller as follows:

8.1 ORGANIZATION AND BUSINESS: POWER AND AUTHORITY: EFFECT OF TRANSACTION.

    (a) Each Buyer (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;
         (ii) has all requisite power and authority to own or hold under lease its properties and to conduct its business as now conducted and as presently proposed to be conducted, and has in full force and effect all Governmental Authorizations and Private Authorizations and has made all governmental filings, to the extent required for such ownership and lease of its property and conduct of its business and is in good standing in such jurisdictions in which the failure to be in good standing would have a material adverse effect upon its property or the nature of its business or operations.

    (b) Each Buyer has all requisite power and authority and has in full force and effect all Governmental Authorizations and Private Authorizations in order to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Agreement executed or required to be executed pursuant hereto or thereto or to consummate the Transactions and the Collateral Agreements; and the execution, delivery and performance of this Agreement and each Collateral Agreement has been duly authorized by all requisite corporate or other action. No further action or approval on the part of Buyers' stockholders is required in connection with the execution, delivery and performance of this Agreement or each Collateral Agreement or the consummation of the Transactions. This Agreement has been duly executed and delivered by each Buyer and constitutes, and each Collateral Agreement executed or required to be executed pursuant hereto or thereto or to consummate the Transactions when executed and delivered by Buyers will constitute, legal, valid and binding obligations of Buyers enforceable in accordance with their respective terms.

    (c) Neither the execution and delivery of this Agreement or any Collateral Agreement, nor the consummation of the Transactions, nor compliance with the terms, conditions and provisions hereof or thereof by Buyers will conflict with, or result in a material breach or violation of, or constitute a material default under, any Applicable Law on the part of Buyers or will conflict with, or result in a material breach or violation of, or constitute a material default under, or permit the acceleration of any obligation or liability in, or but for any requirement of giving notice or passage of time or both would constitute such a conflict with, material breach or violation of, or material default under, or permit any such acceleration in, any contractual obligation of Buyers.

8.2 GST REGISTRATION. Buyer will be registered under Part IX of the EXCISE TAX ACT (Canada) at Closing.

8.3 DISCLOSURE. None of the representations and warranties made by Buyers or made in any letter, certificate or memorandum furnished or to be furnished by Buyers or on their behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made misleading and materially adverse to Seller.

8.4 CONTINUING REPRESENTATION AND WARRANTY. Except for those representations and warranties which speak as of a specific date, all of the representations and warranties of Buyers set forth in this Article shall be true and correct on the Closing Date with the same force and effect as though made on and as of that date and those, if any which speak as of a specific date shall be true and correct on the Closing Date.

8.5 SOLVENCY. As of the execution and delivery of this Agreement, and, after giving effect to the consummation of the transactions contemplated herein, Buyers taken as a whole and individually will be solvent.

8.6 INTERPRETATION. For the purposes of this ARTICLE 8, New Frontier and Colorado Satellite Broadcasting, Inc. are each considered to be a "Buyer".


                    ARTICLE 9. SELLER'S OBLIGATIONS BEFORE CLOSING

Seller covenants that, except as otherwise agreed in writing by Buyer, from the date of this Agreement until the Closing:

9.1 BUYERS' ACCESS TO PREMISES AND INFORMATION. Buyers and its counsel, accountants and other representatives shall be entitled to have full access during normal business hours to all Seller's properties, books, accounts, records, contracts and documents of or relating to the Subject Assets. Seller shall furnish or cause to be furnished to Buyers and its representatives all data and information concerning the Subject Assets and Adult Movies Business that may reasonably be requested.

9.2 CONDUCT OF BUSINESS IN NORMAL COURSE. Seller shall carry on its business and activities diligently and in substantially the same manner as they previously have been carried on, and shall not make or institute any unusual or novel methods of purchase, sale, lease, management, accounting or operation that will vary materially from the methods used by Seller as of the date of this Agreement if it would have a material adverse affect on its Adult Movies Business.

9.3 PRESERVATION OF BUSINESS AND RELATIONSHIPS. Seller shall use its best efforts, without making any commitments on behalf of Buyers, to preserve the Seller's Adult Movies Business intact, to keep available to Seller, its present officers and employees, and to preserve its present relationships with suppliers, customers and others having business relationships with it.

9.4 MAINTENANCE OF INSURANCE. Seller shall continue to carry its existing insurance, subject to variations in amounts required by the ordinary operations of their businesses. At the request of Buyers and at Buyers' sole expense, the amount of insurance against fire and other casualties which, at the date of this Agreement, Seller carry on any of the Subject Assets or in respect of their operations shall be increased by such amount or amounts as Buyers shall specify.

9.5 NEW TRANSACTIONS. Seller shall not do or agree to enter into any contract, commitment or transaction which would materially adversely effect the ability of Seller to perform any obligation set forth in this Agreement of any Collateral Agreement.

9.6 EXISTING AGREEMENTS. Except in ordinary course of business, Seller shall not modify, amend, cancel or terminate any of its existing contracts or agreements, or agree to do any of those acts without the consent of Buyers, if doing so would materially adversely affect its Adult Movies

Business.

9.7 CONSENT OF OTHERS. As soon as reasonably practical after the execution and delivery of this Agreement, and in any event on or before the Closing Date, Seller shall obtain the written consent of the persons described in SCHEDULE
7.14 in form and substance satisfactory to Buyers and will furnish to Buyers executed copies of those consents.

9.8 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Seller shall use its reasonable commercial efforts to assure that all representations and warranties of Seller set forth in this Agreement and in any written statements delivered to Buyers by Seller under this Agreement will also be true and correct as of the Closing Date as if made on that date and that all conditions precedent to Closing shall have been met. Seller shall promptly disclose to Buyers any information contained in the Schedules to this Agreement which, because of an event occurring after the date hereof, is incomplete or is no longer correct as of all times after the date hereof until the Closing Date; provided, however, that none of such disclosures shall be deemed to modify, amend or supplement the representations and warranties of Seller or the schedules hereto for the purposes of ARTICLE 11, unless Buyer shall have consented thereto in writing.

9.9 STATUTORY FILINGS. Seller shall cooperate fully with Buyers in preparing and filing all information and documents required under any statutes or governmental rules or regulations pertaining to the Transactions, including but not limited to, any licenses required by Industry Canada and the rules promulgated thereunder.


                    ARTICLE 10. BUYERS' OBLIGATIONS BEFORE CLOSING

10.1 GENERAL OBLIGATIONS AND CONFIDENTIALITY. Prior to the Closing Date (or, in the event the Closing does not occur, for a period of two years following the date of this Agreement) Buyers shall use their best efforts to preserve the confidentiality of any commercial information which is confidential and which Seller identifies in writing as confidential which is disclosed to Buyers or to their representatives by Seller; provided that Buyers at all times shall not be materially restricted in their investigation of the assets or matters relating thereto. The above provisions of this Section shall not apply to any information which (i) is already known to Buyers at the time of disclosure by Seller, (ii) is published or through no fault of Buyers becomes published or (iii) is lawfully disclosed to Buyer by a third party. Whether or not the Closing shall take place, Seller waives any cause of action, right or claim arising out of the access of Buyers or their representatives to any trade secrets or other confidential business information of Seller from the date of this Agreement until the Closing Date, except for the intentional competitive misuse by Buyers or its representatives of such trade secrets or other confidential business information (identified as confidential as required by this Article) if the Closing does not take place.

10.2 SELLER'S ACCESS TO PREMISES AND INFORMATION. Seller and its counsel, accountants and other representatives shall be entitled to have full access during normal business hours to all Buyers' properties, books, accounts, records, contracts and documents. The Buyers shall furnish or cause to be furnished to Seller and its representatives all data and information concerning Buyers that may reasonably be requested.

               ARTICLE 11. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

The obligation of Buyers to purchase the Subject Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set out below in this Article. Buyers may waive any or all of these conditions; provided, however, that no such waiver of a condition shall constitute a waiver by Buyers of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any of its representations, warranties or covenants under this Agreement.

11.1 ACCURACY'S OF SELLER'S REPRESENTATIONS AND WARRANTIES. All representations and warranties by Seller contained in this Agreement or in any Collateral Agreement or in any written statement delivered by Seller thereunder shall be true on and as of the Closing as though such representations and warranties were made on and as of that date. Buyers shall have received a certificate, dated the Closing Date, signed by Seller's President certifying, in such detail as Buyers and their counsel may reasonably request, that the representations and warranties set out herein are true and correct as of the Closing Date.

11.2 SELLER'S PERFORMANCE. Seller shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Seller on or before the Closing Date.

11.3 CERTIFICATION BY SELLER. Buyers shall have received a certificate, dated the Closing Date, signed by Seller's President certifying, in such detail as Buyer and its counsel may reasonably request, that the representations and warranties set out herein are true and correct as of the Closing Date.

11.4 OPINION OF SELLER'S COUNSEL. Buyers shall have received from counsel for Seller, an opinion dated the Closing Date, in form and substance reasonably satisfactory to Buyers and their counsel, stating that:

    (a) Seller is a corporations duly organized, validly existing and in good standing under the applicable laws of the jurisdiction of its incorporation and has all necessary corporate power to own its properties as now owned and operate its businesses as now operated;

    (b) all corporate proceedings required by law or by the provisions of this Agreement to be taken by Seller on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly taken;

    (c) this Agreement has been duly and validly authorized and, when executed and delivered by Seller will be valid and binding on Seller and enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

21.3 RELATED TRANSACTIONS. It is a condition of the obligations of the parties to close the Transactions that on the Closing Date the transactions referred to in the 5DBC Agreement and the 124 Agreement also close on the Closing Date.

IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the day and year first above written.


BUYERS:                                New Frontier Media, Inc.


                                       By:   /s/ [ILLEGIBLE]
                                            ---------------------------
                                       Its:  President
                                            ---------------------------


                                       Colorado Satellite Broadcasting, Inc.


                                       By:   /s/ [ILLEGIBLE]
                                            ---------------------------
                                       Its:      [ILLEGIBLE]
                                            ---------------------------

SELLERS:                               1043133 Ontario, Inc.



                                       By:   /s/ [ILLEGIBLE]
                                            ---------------------------
                                       Its authorized signing officer


                                          26

                           [SCHEDULES TO THE 104 AGREEMENT]

                                    SCHEDULE 1(a)


                                   TRADEMARKS LIST



EXXXTASY ADULT TELEVISION (U.S. Trademark Registration No. 1931208)

XTC-COM (U.S. Trademark Application No. 255506/75)

EXXXTASY(U.S. Trademark Registration No. 1916844)

TRUE BLUE (U.S. Trademark Application No. 255508/75)

                                         SCHEDULE 1.1

                                 FIRST LINK LICENSE AGREEMENT

THIS AGREEMENT made the - day of -, 1997.

BETWEEN:

                                     1043133 ONTARIO INC.

                                           ("104")

                                                               THE FIRST PARTY

AND:

                            COLORADO SATELLITE BROADCASTING, INC.

                                           ("CSB")

                                                              THE SECOND PARTY

WHEREAS:


(1) pursuant to the terms of an Asset Purchase Agreement made 5 September 1997 among New Frontier Media, Inc., CSB and 104, 104 is required to grant to CSB a license for certain subscription management software (know as "First Link" version 2 and herein called the "Software"); and

(2)   the parties desire to set forth below the terms of such license.

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. GRANT OF LICENSE. In consideration of CSB's agreement to abide by the terms and conditions of this License Agreement, 104, as licensor, grants to CSB a non-exclusive, royalty-free license to use and display the Software on a single computer with a single central processing unit (collectively, the "CPU") at a single location so long as CSB complies with the terms of this License Agreement and to use the source code related to the Software solely for the purpose of maintaining the Software (and, in this Agreement, the term "Software" includes such source code). The CPU on which CSB uses the Software may be a multiuser system and this License Agreement covers all users who have access to the CPU. 104 reserves all rights not expressly granted to CSB. CSB may not loan, rent, lease, or transfer the Software to another except as part of a permanent transfer of the Software (as provided below) of all of the Software and printed materials.

2. OWNERSHIP OF SOFTWARE. CSB shall own the magnetic or other physical media on which the Software is originally or subsequently recorded or fixed, but an express condition of this License Agreement is that 104 retains title and ownership of the Software recorded on the original copy(ies) and all subsequent copies of the Software, regardless of the form or media in or on which the original and other copies may exist. This license is not a sale of the original Software or any copy.

3. COPY RESTRICTIONS. This Software (including any images, photographs, animations, videos, audio, music, and text incorporated therein) and the accompanying written materials are copyrighted. Unauthorized copying of the Software, including Software which has been modified, merged, or included with other software, or of the written materials is expressly forbidden. CSB may be held legally responsible for any copyright infringement which is caused or encouraged by its failure to abide by the terms of this License Agreement. Subject to the aforementioned restrictions, CSB may make one copy of the Software solely for backup purposes. CSB must reproduce and include the copyright notice on the backup copy.

4. USE RESTRICTIONS. CSB may physically transfer the Software from one computer to another provided that the Software is used on only one computer at a time. CSB may not distribute copies of the Software or accompanying written materials to others. CSB may not modify, adapt, translate, reverse engineer, decompile, disassemble, or create derivative works based on the he Software. CSB may not modify, adapt translate or create derivative works based on the written materials.

5. TRANSFER RESTRICTIONS. This Software is licensed only to CSB and may be transferred by CSB only on a permanent basis provided the transfer is made in conjunction with the purchase of substantially all of the outstanding capital stock or assets of CSB by the third party and further provided that CSB retains no copies and such third party agrees to the terms of this License Agreement. If the Software is an upgrade, any transfer must include the most recent version and all prior versions. In no other event may CSB transfer, assign, rent, lease, sell or otherwise dispose of the Software on a temporary or permanent basis.

6. TERMINATION. This license is effective until terminated. This license will terminate automatically without notice from 104 if CSB fails to comply with any provision of this License Agreement. Upon termination CSB shall destroy the written materials and all copies of the Software, including modified copies, if any.

7. UPDATE POLICY. 104 may create, from time to time, updated versions of the Software. 104 will made such updates available at no cost to CSB. 104 makes a commitment to provide any updates or revisions to the Software.

8. LIMITED WARRANTY. The Software and accompanying written materials are provided "as is" without warranty of any kind. 104 does not warrant, guarantee or make any representations regarding the use, Or the results of use, of the Software or written materials in terms of correctness, accuracy, reliability, currentness, or otherwise. The entire risk as to the results and performance of the Software is assumed by CSB. If the Software or written materials are defective CSB, and not 104, shall assume the entire cost of all necessary servicing, repair, or correction. 104 warrants to CSB that the media on which the Software is recopied is free from defects in materials and workmanship under normal use and service for a period of 90 days from the date of delivery as evidenced by a copy of the receipt.

      THE ABOVE IS THE ONLY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE
      THAT IS MADE BY 104. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY 104, ITS AGENTS OR EMPLOYEES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY AND CSB MAY NOT RELY ON ANY SUCH INFORMATION OR ADVICE.

      Neither 104 nor any one else who has been involved in the creation, production or delivery of the Software shall be liable for any direct, indirect, consequential or incidental damages (including damages for loss of business profits, business interruption, loss of business information, and the like) arising out of the use or inability to use the Software even if CSB has been advised of the possibility of such damages.

      In the event of any conflict between any provision in this limited warranty and any applicable provincial or state legislation, the applicable provincial or state legislation takes precedence over the contravening provision.

9. GOVERNING LAW. This License Agreement is governed by the laws of the Province of Ontario and the laws of Canada applicable therein and shall benefit the parties and their successors.

10. LEGAL COSTS. Should any dispute be commenced between the parties concerning any provision of this Agreement or the rights and duties of any party in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys fees in such connection with enforcing its rights or defending itself, as the case may be.

IN WITNESS OF WHICH the parties have executed this Agreement,

                                       )
                                       )  1043133 ONTARIO INC.
                                       )
                                       )
                                       )  Per:
                                       )      ------------------------------
                                       )      Authorized Signing Officer
                                       )
                                       )
                                       )  COLORADO SATELLITE
                                       )  BROADCASTING, INC.
                                       )
                                       )
                                       )  Per:
                                       )      ------------------------------
                                       )      Authorized Signing Officer
                                       )

                                    SCHEDULE 1(b)

                                   SUBSCRIBERS LIST

                            [delivered in electronic form]

                                    SCHEDULE 1(c)

                                     VENDORS LIST

                                      [attached]

User Date: 9/10/97                            VENDOR SUMMARY LIST                   User ID: DANIELLE
                                              Payables Management

Ranges:
    Vendor ID:          First - Last                                 Short Name:    First - Last
    Vendor Name:        First - Last                                 Postal Code:   First - Last
    Vendor Class:       First - Last                                 Province:      First - Last
    User Define 1:      First - Last                                 Telephone:     First - Last
    Vendor Status:      Active - Active                              Contact:       First - Last
    1099 Type:          First - Last
Sorted By:  Vendor Name

Vendor ID     Name                                   Class ID        Telephone Number              Contact Person
------------------------------------------------------------------------------------------------------------------------------------
    Address                                                          City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------------
5DTVIN        5D COMMUNICATION (1996) CORP.           CDN            (000) 000-0000  Ext. 0000

5DV001        5D VIDEO & COMMUNITCATIONS              CDN            (000) 000-0000  Ext. 0000
    25000 DON REID DRIVE                                             OTTAWA                             ONT    KIH 8P5

841161        841161 ONTARIO INC.                     CDN            (000) 000-0000  Ext. 0000

ACCESS        ACCESS CONTROL CENTER INC..             U.S.           (619) 455-1500  Ext. 0000
    P.O. BOX 91779                                                   CHICAGO                            IL     60693

ACTIVE        ACTIVE COMPONENTS                       CON            (000) 000-0000  Ext. 0000
    1023 MERIVALE RD                                                 OTTAWA                             ONT    KIZ 6A6

NYP002        ADAM NYP                                U.S.           (000) 000-0000  Ext. 0000

ADVANT        ADVANTAGE ENTERTAINMENT                 U.S.           (000) 000-0000  Ext. 0000
    2500 NW 39TH ST.                                                 MIAMI, FL                                 33142        USA

EL-GOO1       ALI EL-GHAZALI                          U.S.           (000) 000-0000  Ext. 0000

AMERIC        AMERICAN EXHIBITION SERVICES            U.S.           (205) 323-2211  Ext. 0000
    310 NORTH 21ST STREET                                            BIRMINGHAM, ALABAMA                       35203

AMEX          AMEX BANK OF CANADA                     NON-TRADE      (800) 668-2639  Ext. 0000
    PO BOX 4500 STN AGINCOURT                                        SCARBOROUGH                        ON     MIS 481

ANAHEI        ANAHEIM MARRIOTT                        U.S.           (714) 750-8000  Ext. 0000
    700 WEST CONVENTION WAY                                          ANAHEIM                            CA     92802-3483

ANBELL        ANBELL AGENCIES                         U.S.           (809) 968-5640  Ext. 0000
    8034 NW 66TH ST                                                  MIAMI                              FL     33166        USA

ARTWOO        ART WOODS OFFICE SUPPLIES INC           CON            (613) 739-3443  Ext. 0000
    830 INDUSTRIAL AVE. UNIT #13                                     OTTAWA                             ONT    KIG 488

ARTEXT        ARTEXT ELECTRONIC PUBLISHING            NON-TRADE      (613) 232-9942  Ext. 0000
    85 ALBERT STREET, SUITE 110                                      OTTAWA, ONTARIO                           KIP 6A4

ASTRO         ASTRO SATELLITE PROGRAMMING             U.S.           (000) 000-0000  Ext. 0000
    3100 NW 72ND AVE #109                                            MIAMI, FL                                 33122        USA

AT&T          AT&T                                    U.S.           (000) 000-0000  Ext. 0000
    PO BOX 27-0520                                                   KANSAS CITY                        MO     64180-0520

AUDIOV        AUDIO VISUAL HEADQUARTERS               U.S.           (310) 885-4200  Ext. 0000
    2300 GLADWICK ST                                                 RANCHO DOMINGUEZ                   CA     90220

AVNPUB        AVN PUBLICATIONS, INC.                  U.S.           (818) 786-4286  Ext. 0000
    67000 VALJEAN AVENUE                                             VAN NUYS                           CA     91406

BMSENT        B.M.S. ENTERPRISES                      NON-TRADE      (905) 671-3063  Ext. 0000
    7370 BRAMALEA RD, UNIT 38                                        MISSISSAUUGA, ON                          L5S IN6

BABBAG        BABAGE & SONS PREMIUM ENT.              U.S.           (313) 386-3909  Ext. 0000
    9648 REECK RD.                                                   ALEEN PARK                         MI     48101-1355   USA


Vendor ID      Name                                   Class ID       Telephone Number                   Contact Person
------------------------------------------------------------------------------------------------------------------------------------
     Address                                                         City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------------
BELLCA        BELL CANADA                             CDN            (000) 000-0000  Ext. 0000
    P.O. BOX 1550                                                    NORTH YORK, ONTARIO                        M3C 3N5

BELLCE        BELL MOBILITY CELLULAR                  NON-TRADE      (800) 361-5551  Ext. 0000

BMGPHO        BMG IMAGING OTTAWA, INC.                NON-TRADE      (000) 000-0000  Ext. 0000
    1550 CHATELAIN AVENUE                                            OTTAWA, ONTARIO                            KIZ 885

BLEEKE        BLEEKER STEREO & TV LTD                 CDN            (613) 225-5191  Ext. 0000
    1400 CLYDE AVENUE                                                NEPEAN                             ONT     K2G 3J2

BRADLE        BRADLEY'S INSURANCE                     NON-TRADE      (613) 836-2473  Ext. 0000
    BOX 1234, 1469 MAIN STREET                                       STITTSVILLE, ONTARIO                       K2S 1B3

BREDE         BREDE, INC.                             U.S.           (303) 321-8784  Ext. 0000
    5140 COLORADO BLVD                                               DENVER                             CO      80216

CABLEY        CABLE YELLOW PAGES                      U.S.           (310) 539-7038  Ext. 0000
    3430 FUJITA STREET                                               TORRANCE                           CA      90505

CABLEC        CABLECOM INC                            CON            (613) 738-2998  Ext. 0000
    695 INDUSTRIAL AVE                                               OTTAWA                             ONT     KIG OZ1

CAN001        CAN-STAFF                               CON            (905) 433-4010  Ext. 0000
    1621 MCEWEN DR. #6                                               WHITBY                             ON      LIN 9A5

CANPOS        CANADA POST CORPORATION                 NON-TRADE      (000) 000-0000  Ext. 0000
    COMMERCIAL REVENUE ACCTG           E0545-2701 RIVERSIDE DRIVE    OTTAWA, ON                                 K1A 0B1

CANADI        CANADIAN SELF STORAGE                   CON            (000) 000-0000  Ext. 0000          ROBERT
    174 CLEOPATRA DRIVE                                              NEPEAN                             ON      K2G 5X2

CANWAS        CANADIAN WASTE SERVICE INC.             CON            (613) 224-4463  Ext. 0000
    PO BOX 15949 STN F                                               OTTAWA                             ON      K2C 3S8

CHEZNO        CHEZ NOUS SENIOR CITIZENS HOME          CDN            (613) 693-4371  Ext. 0000          RAY RITSCO
    1101 GRAFTON AVE                                                 MOOSE JAW                          SK      S6H 3S4

MADOO1        CHRISSY MADDEN                          U.S.           (000) 000-0000  Ext. 0000

CHRIST        CHRISTIE AND WALTHER                    NON-TRADE      (613) 739-3636  Ext. 0000
    570 INDUSTRIAL AVE.,                                             OTTAWA, ONTARIO                            KIG 0Y9

CITYOTT       CITY OF OTTAWA                                         (613) 244-5656  Ext. 0000
    REVENUE DIVISION                   P.O. BOX 425 STATION A        OTTAWA                             ONT     K1N 9C1     CANADA

CLEIMA        CLEAR IMAGE                             U.S.           (000) 000-0000  Ext. 0000
    #6- 4291 MERIDIAN ST.                                            BELLINGHAM                         WA      98226       USA

COHENS        COHENS OFFICE FURNITURE                 NON-TRADE      (000) 000-0000  Ext. 0000

COLEIN        COLE INTERNATIONAL INC.                 CDN            (000) 000-0000  Ext. 0000
    OTTAWA AIR CARGO CENTRE            140 THAD JOHNSON ROAD         GLOUCESTER, ONTARIO                        K1V 0R4

COMMER        COMMERCIAL PRINTERS (OTTAWA)            NON-TRADE      (613) 521-9171  Ext. 0000
    2474 LANCASTER RD                                                OTTAWA                             ON      K1B 4S5

COMTEK        COMMTEK COMMUNICATIONS CORP.           U.S.           (703) 827-0511  Ext. 0000
    600-8330 BOONE BLVD.               VIENNA, VIRGINIA              VIENNA, VIRGINIA                           22182

CTS001        COMPUTER TECHNOLOGY SOLUTIONS           CON            (613) 733-6200  Ext. 0000
    2407 KALADAR AVENUE                                              OTTAWA                             ONT     K1V 8B9

COMTEC        COMTECH COMMUNICATIONS CORPORATION      U.S.           (000) 000-0000  Ext. 0000
    4666 S ASH AVENUE                                                TEMPE                              AZ      85282

CORPRI        CORPORATE PRINTERS                      NON-TRADE      (613) 591-2335  Ext. 0000
    101 SCHNEIDER ROAD                 UNIT 5                        KANATA, ONTARIO                            K2K 1Y3



Vendor ID          Name                               Class ID       Telephone Number                   Contact Person
------------------------------------------------------------------------------------------------------------------------------------
    Address                                                          City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------------
CORPRG        CORPORATE RENAISSANCE GROUP             CDN            (613) 232-4295  Ext. 0000
    COMMERCE PLAZA                     333 PRESTON ST. SUITE 600     OTTAWA                             ON     K1S 5N4      CANADA

CRASTO        CRAFT STOVE AND SATELLITE WRLD          U.S.           (000) 000-0000  Ext. 0000
    3945 22ND ST. E.                                                 HICKORY                            NC     28601

CULLIG        CULLIGAN                                CDN            (613) 225-9175  Ext. 0000
    78 AURIGA DRIVE                                                  NEPEAN                             ON     K2E 7X7

DALEAR        DALE ARGUE EQUIP.                       NON-TRADE      (000) 000-0000  Ext. 0000
    RR 3                                                             STITSVILLE, ONTARIO                       K2S 1B8

PATTON        DAN PATTON                              U.S.           (000) 000-0000  Ext. 0000

PATTON2       DAN PATTON                              CDN            (000) 000-0000  Ext. 0000

BRAKUS        DARKO BRAKUS                            CDN            (000) 000-0000  Ext. 0000

BELISL        DAVE BELISLE                            U.S.           (000) 000-0000  Ext. 0000

BELISL CDN    DAVE BELISLE                            CDN            (000) 000-0000  Ext. 0000          DAVE BELISLE

DDSELE        DDS ELECTRONICS                         U.S.           (804) 580-6309  Ext. 0000
    BOX 339 ROUTE 200                                                WICOMICO CHURCH                    VA     22579        USA

DEIDRE        DEIDRE HICKEY                           CDN            (000) 000-0000  Ext. 0000

DELAWA        DELAWARE BUS. INCORPORATORS            U.S.            (000) 000-0000  Ext. 0000
    3422 OLD CAPITOL TRAIL                                           WILMINGTON                         DE     19808-6192

SLO001        DENNIS SLOAN                            U.S.           (000) 000-0000  Ext. 0000

DHL001        DHL INTERNATIONAL EXPRESS LTD           CDN            (905) 673-2230  Ext. 0000
    PO BOX 189                                                       MALTON                             ONT    L4T 4E2

DICKST        DICKSTEIN, SHAPIRO & MORIN              U.S.           (202) 785-9700  Ext. 0000
    2101 L STREET N.W.                                               WASHINGTON, D.C.                          20037-1526

DIGITA        DIGITAL PARADISE INC.                   CDN            (613) 727-3590  Ext. 0000
    14 COLLONADE RD SUITE 200                                        NEPEAN, ONTARIO                           K2E 7M6

DIORIO        DIORIO PRODUCTIONS INC.                 CDN            (613) 789-7548  Ext. 0000
    185 RIDEAU STREET, 2ND FLOOR                                     OTTAWA                             ONT    K1N 5X8

DIRMAR        DIRECT MARKETING                        U.S.           (818) 764-1543  Ext. 0000
    11933 VOSE STREET                                                NORTH HOLLYWOOD                    CA     91605

DIRECT        DIRECTOR, FAMILY SUPPORT PLAN           CDN            (000) 000-0000  Ext. 0000
    PO BOX 2204, STN P                                               TORONTO                            ONT    M5S 3E9

DOCJOH        DOC JOHNSON ENTERPRISES                 U.S.           (818) 764-1543  Ext. 0000
    11933 VOSE ST.                                                   N.H., CA.                                 91605

DOUGLAS       DOUGLAS DUNCAN                          CDN            (000) 000-0000  Ext. 0000

DOUGLAS US    DOUGLAS DUNCAN                          U.S.           (000) 000-0000  Ext. 0000

DUFFYS        DUFFY'S SATELLITE SYSTEMS               U.S.           (619) 448-2223  Ext. 0000
    11541 WOODSIDE AVE.                                              SANTEE                             CA     92071        USA

ELECTR        ELECTROSONIC INC.                       NON-TRADE      (416) 494-1666  Ext. 0000
    1100 GORDON BAKER RD.                                            WILLOWDALE, ONTARIO                       M2H 3B3



Vendor ID      Name                                    Class ID       Telephone Number                   Contact Person
------------------------------------------------------------------------------------------------------------------------------------
     Address                                                          City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------------
ALPHAG        ELM PRINTING INC                        NON-TRADE      (613) 232-0572  Ext. 0000
    280 ALBERT STREET                                                OTTAWA                             ON     K1P 5G8

ELMPRI        ELM PRINTING INC.                       CDN            (613) 232-0572  Ext. 0000
    280 ALBERT STREET                  SUITE 101                     OTTAWA, ONTARIO                           K1P 5G8

0-DO001       ERIN O-DONOGHUE                         U.S.           (000) 000-0000  Ext. 0000

ERNSTY        ERNST & YOUNG                           CDN            (000) 000-0000  Ext. 0000
    SUITE 1600                         55 METCALFE STREET            OTTAWA, ONTARIO                           K1P 6L5

EXHIBI        EXHIBIT PLANT & FLORAL CO.              U.S.           (714) 895-4949  Ext. 0000
    12881 KNOTT STREET                 SUITE 108                     GARDEN GROVE                       CA     92641

EXHIBI-HAYWARD EXHIBIT PLANT & FLORAL CO.             U.S.           (510) 782-9494  Ext. 0000
    25571 CLAWITER RD                                                HAYWARD                            CA     94545

FEDEXP        FEDERAL EXPRESS                         NON-TRADE      (800) 463-3339  Ext. 0000
    PO BOX 2700 STREETSVILLE                                         MISSISSAUGA, ONTARIO                      L5M 2L8

FEDERA        FEDERAL EXPRESS CORPORATIO              U.S.           (000) 000-0000  Ext. 0000
    PO BOX 1140                                                      MEMPHIS, TN                               38101-1140

295969        FIFTH DIMENSION CAPITAL CORP            CDN            (000) 000-0000  Ext. 0000

5DCOMM        FIFTH DIMENSION SATCOM                  CDN            (000) 000-0000  Ext. 0000

FIFTHD        FIFTH DIMENSION TECHNOLOGIES            CDN            (613) 737-7333  Ext. 0000
    2500 DON REID DRIVE                                              OTTAWA                             ON     K1H 1E1

FIRSTR        FIRST REFERENCE INC.                    CDN            (905) 824-2253  Ext. 0000
    3216 WILDFLOWERS COURT                                           MISSISSAUGA, ONTARIO                      L5N 6V3

FORTUN        FORTUNA COMMUNICATIONS CORP.            U.S.           (707) 725-6951  Ext. 0000
    P.O. BOX 308.                                                    FORTUNA, CA                               95540

FRANCH        FRANCHISE TAX BOARD                     U.S.           (000) 000-0000  Ext. 0000
    PO BOX 942857                                                    SACRAMENTO                         CA     94257-0500

PANTA2        FRED PANTALONE                          U.S.           (000) 000-0000  Ext. 0000

PANTAL        FRED PANTALONE                          CDN            (000) 000-0000  Ext. 0000

G&TCON        G&T CONNECT                             CDN            (000) 000-0000  Ext. 0000
    BOX 6000                                                         DON MILLS                          ON     M3C 3W1

GES001        G.E.S. EXPOSITION SERVICES              U.S.           (702) 457-5075  Ext. 0000
    1624 MOJAVE ROAD                                                 LAS VEGAS                          NV     89104

PORTER        G. PORTER                               CDN            (000) 000-0000  Ext. 0000

BIGRAS        GABRIEL BIGRAS                          CDN            (000) 000-0000  Ext. 0000

GARRAW        GARRAWAY SATELLITE                      U.S.           (305) 271-7581  Ext. 0000
    4119 N STATE RD #7 #821                                          FORT LAUDERDALE                    FL     33319        USA

GENERA        GENERAL INSTRUMENT CORPORATION          U.S.           (619) 455-1500  Ext. 0000
    6262 LUSK BLVD                                                   SAN DIEGO                          CA     92121

GESEXP        GES EXPOSTION SERVICES                  U.S.           (404) 629-5210  Ext. 0000
    5885 FULTON INDUSTRIAL FLVD                                      ATLANTA                            GA     30336        USA

LOW001        GINGER LOWERY                           U.S.           (000) 000-0000  Ext. 0000


Vendor ID     Name                                    Class ID       Telephone Number                   Contact Person
------------------------------------------------------------------------------------------------------------------------------------
    Address                                                          City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------------
GMPROG        GM PROGRAMMING                          U.S.           (000) 000-0000  Ext. 0000
    440 COLUMBIA AVE                                                 WHITEFISH, MONTANA                        29937        USA


SKI001        GORDY SKINNER                           U.S.           (000) 000-0000  Ext. 0000


GOURME        GOURMET DISH                            U.S.           (716) 798-1327  Ext. 0000
    PO BOX 32                                                        MEDINA                             NY     14103


GRANDT        GRAND AND TOY                           NON-TRADE      (613) 244-1212  Ext. 0000          RICHARD CREDIT
    900 BELFAST ROAD                   OTTAWA, ONTARIO               OTTAWA, ONTARIO                            KIG 0Z6


GRANDV        GRANDVIEW T.V. SATELLITE                CDN            (905) 859-0055  Ext. 0000
    5978 KING RD.                                                    NOBLETON                           ON      LOG 1NO     CANADA


GREATW        GREAT-WEST LIFE ASSURANCE CO.           NON-TRADE      (000) 000-0000  Ext. 0000


HMT001        HMT SALES TAX CONSULTANTS INC           CDN            (905) 648-1224  Ext. 000
    911 GOLF LINKS RD             SUITE 311                          ANCASTER                           ON      L9K 1H9


HOMEEN        HOME ENTERTAINMENT                      U.S.           (318) 536-6512  Ext. 0000
    PO BOX 142. 311 MAIN ST.                                         GUEYDAN                            LA      70542       USA


HONEYW        HONEYWELL LTD.                          NON-TRADE      (000) 000-0000  Ext. 0000
    PO BOX 7401 STN A                                                TORONTO                            ONT     M5W 3C1


WALKER        IAN WALKER                              CDN            (000) 000-0000  Ext. 000


INDEPE        INDEPENDENT SATELLITE                   U.S.           (214) 283-3474  Ext. 0000
    7010 AMERICAN WAY                                                DALLAS                             TX      75337       USA


INTNIC        INTERNIC REGISTRATION SERVICES          U.S.           (000) 000-0000  Ext. 0000
    PO BOX 1656                                                      HERNDON, VA                                22070       USA


JRSTEP        J.R. STEPHENS                           NON-TRADE      (000) 000-0000  Ext. 0000
    12 DONLAND AVE.                                                  NEPEAN, ONTARIO                            K2G 3A3


GUAYJA        JAKE GUAY                               CDN            (000) 000-0000  Ext. 0000


GOLDJE        JEFF GOLD                               U.S.           (000) 000-0000  Ext. 0000
    31504 VALLEY CENTER ROAD           VALLEY CENTER, CA                                                        92082       USA


COL001        KATHY COLEMAN                           U.S.           (000) 000-0000  Ext. 0000


HAM001        KIMBERLY HAMM                           U.S.           (000) 000-0000  Ext. 0000


KINGDA        KING DAVID'S CARPET                     CDN            (   ) 786-8100  Ext. 0000          PAGER
    AND UPHOLSTRY CLEANING


LAIDLA        LAIDLAW WASTE SYSTEMS                   NON-TRADE      (613) 224-4463  Ext. 0000
    P.O. BOX 15949 STATION F                                         OTTAWA, ONTARIO                            K2C 3S8


LANGDO        LANGSON'S FLOWERS LTD                   NON-TRADE      (613) 521-4440  Ext. 0000
    1400 BANK STREET                                                 OTTAWA, ON                                 K1H 7Y9


CAR001        LEANNE CARNEGIE                         U.S.           (000) 000-0000  Ext. 0000


BOW001        LEANN BOWMAN                            U.S.           (000) 000-0000  Ext. 0000


LEITCH        LEITCH TECHNOLOGY INT'L INC.            CDN            (416) 445-9640  Ext. 0000
    25 DYAS RD                                                       NORTH YORK                         ON      M3B 1V7


LOR001        LORI CONGLETON                          U.S.           (000) 000-0000  Ext. 0000



Vendor ID     Name                                    Class ID       Telephone Number                   Contact Person
------------------------------------------------------------------------------------------------------------------------------------
    Address                                                          City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------------
NYP001        LYNDSAY NYP                             U.S.           (000) 000-0000  Ext. 0000


MITECH        M I TECHNOLOGIES INC                    U.S.           (937) 335-4560  Ext. 0000
    3310 E. PETERSON ROAD                                            TROY                               OH     45373


MSPILI        M. SPILIOPOULOS, MANAGING PART          NON-TRADE      (613) 731-8553  Ext. 0000
    1670 HERON ROAD                                                  OTTAWA                             ON     K1V 0C2      CANADA


MAGMA         MAGMA COMMUNICATIONS                    CDN            (613) 228-3565  Ext. 0000
    UNIT 201. 52 ANTARES DR                                          NEPEAN                             ONT    K2E 7Z1


MACKEN        MANDY MACKENZIE                         CDN            (000) 000-0000  Ext. 0000


MARKLE        MARK L. LEGER                           U.S.           (504) 473-9022  Ext. 0000          MARK LEGER
    206 GARDENIA DRIVE                                               DONALDSVILLE                       LA     70346-9731   U.S.A.


KHA001        MARSHA KHAN                             U.S.           (000) 000-0000  Ext. 0000


KIE001        MARSHA KIEL                             U.S.           (000) 000-0000  Ext. 0000


MCEVOY        McEVOY LIMITED                          CDN            (610) 224-4335  Ext. 0000
    1800 WOODWARD DRIVE.                                             OTTAWA, ONTARIO                           K2C 0P7


MCQUAI        MCQUAID, METZLEER, MCCORMICK &          U.S.           (415) 392-7077  Ext. 0000
    ONE MARITIME PLAZA, 23RD FLOOR                                   SAN FRANCISCO                      CA     94111-3577


CHRMEA        MEAGHAN CHRISTOU                        CDN            (000) 000-0000  Ext. 0000


SKYREP        MEDIA BUSINESS CORP                     U.S.           (303) 271-9960  Ext. 0000
    C/O SKY REPORT                     807 ARAPAHOE ST.              GOLDEN, CO                                 80401


MERLIN        MERLIN SIERRA - LOCAL ACCOUNT           U.S.           (000) 000-0000  Ext. 0000          AUDREY WOLFE
    27357 VALLEY CENTER RD                                           VALLEY CENTER                      CA      92082


MILDFI        MILD FINANCING N.V.                     CDN            (713) 621-2693  Ext. 0000
    C/O WOODCO FUND MGMT..INC.         4900 WOODWAY, SUITE 650       HOUSTON                            TX      77056


MILKYW        MILKY WAY PRODUCTIONS, INC.             U.S.           (212) 989-8001  Ext. 0000
    43 WEST 24TH STREET                                              NEW YORK, NY                               10010


MILLIK        MILLIKEN & MICHAELS                     U.S.           (000) 000-0000  Ext. 0000          ANNA O'BRIEN
    3850 N. CAUSEWAY BLVD. STE 200                                   METAIRIE, LOUSIANA                         70002       USA


MINFIN        MINISTER OF FINANCE                     NON-TRADE      (000) 000-0000  Ext. 0000


MR. ELEC      MR. ELECTRICIAN SATELLITE CTRE          CDN            (416) 741-3474  Ext. 0000
    39 FLEMINGTON DR.                                                CALEDON                            ON      L7C 1B7     CANADA


JAMHUS        MR. JAMES HUSTON                        U.S.           (907) 495-6446  Ext. 0000          MR. JAMES HUSTON
    PO BOX 38                                                        WILLOW                             AL      99688       ALASKA


ANDIAN        NATALIE ANDIA                           CDN            (000) 000-0000  Ext. 0000


NATSAT        NATIONAL SATELLITE PUBLISHING           U.S.           (000) 000-0000  Ext. 0000
    1909 AVENUE G               PO BOX 1489                          ROSENBERG, TX                              77471-1489  USA


NCTA          NCTA                                    U.S.           (202) 775-3606  Ext. 0000
    1225 19TH ST. NW. SUITE 310                                      WASHINGTON                         DC      20036


NEWAG2        NEW AGE CONVERSIONS                     U.S.           (818) 752-5053  Ext. 0000
    10523 BURBAK BLVD                                                NORTH HOLLYWOOD, CALIFORNIA                91601       USA


NICHEP        NICHE PUBLICATIONS                      U.S.           (000) 000-0000 Ext. 0000
    PO BOX 1921                                                      LAKE OSWEGO, OR                            97035       USA



Vendor ID     Name                                    Class ID       Telephone Number                   Contact Person
------------------------------------------------------------------------------------------------------------------------------------
    Address                                                          City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------------
OGDEN         OGDEN ENTERTAINMENT                     CDN            (000) 000-0000  Ext. 0000
    1000 PALLADIUM DRIVE               BOX 107                       KANATA                             ONT     K2V 1A4


OMARGAR       OMAR GARCIA                             U.S.           (512) 664-0326  Ext. 0000
    310 GREEN ACRES                                                  ALICE                              TX      78332       USA


OMEGAS        OMEGASOURCE MTS INC.                    U.S.           (403) 6400-4553  Ext. 0000         GEORGE SYNDWEIR
    200 .5824 2ND ST. S.W.                                           CALGARY                            AB      T2H 0H2     CANADA


OMNIIN        OMNI INTERNATIONAL                      U.S.           (416) 944-3684  Ext. 0000
    12 MacPHERSON AVENUE               #1                            TORONTO, ONTARIO                           M5R 1WB


OMVIDE        OMVIDEO                                 CDN            (613) 228-8800  Ext. 0000
    9 CAPELLA COURT                                                  NEPEAN, ONTARIO                            K2E 8A7


ONLINE        ON LINE ENTERPRISES                     U.S.           (000) 000-0000  Ext. 0000
    C/O JACK MICHAELSON                19822 FRIAR STREET            WOODLAND HILLS                     CA      91367


ONIXLA        ONIX LAZER CORPORATION                  CDN            (613) 236-0567  Ext. 0000
    8-645 BELFAST RD                                                 OTTAWA                             ON      K1G 4V3


OPRYLA        OPRYLAND HOTEL                          U.S.           (615) 889-1000  Ext. 0000
    2800 OPRYLAND DR                                                 NASHVILLE                          TN      37214


OTTPAV        OTTAWA PAVEMASTER                       CDN            (000) 000-0000  Ext. 0000
    1213 GREYROCK DR.                                                OTTAWA                             ONT     K2C 2A6


OTTRAV        OTTAWA TRAVEL                           CDN            (613) 731-8553  Ext. 0000
    1670 HERON ROAD                    HERONGATE SHOPPING CENTRE     OTTAWA, ONTARIO                            K1V 0C2


OTTOBR        OTTO BRYDEN ERSKINE MARTEL              CDN            (613) 724-9861  Ext. 0000
    30 ROSEMOUNT AVE. SUITE 200                                      OTTAWA, ONTARIO                            K1Y 1P4


PALISC        PALIS CORPORATION                       CDN            (000) 000-0000  Ext. 0000          RAY COUPEL
    257 HWY # 17                                                     ROCKLAND                           ONT     K4K 1K9


LACHAN        PASCAL LACHANCE                         CDN            (000) 000-0000  Ext. 0000


LACHAN US     PASCAL LACHANCE                         U.S.           (000) 000-0000  Ext. 0000


HICKEY        PETER HICKEY                            CDN            (000) 000-0000  Ext. 0000


LEPOR2        PETER LEPORE                            U.S.           (000) 000-0000  Ext. 0000


LEPORE        PETER LEPORE                            CDN            (000) 000-0000  Ext. 0000


PETTY CASH USD PETTY CASH                             U.S.           (000) 000-0000  Ext. 0000


PETTY CASH    PETTY CASH - CDN                        CDN            (000) 000-0000  Ext. 0000


PITNEY        PITNEY BOWES                            NON-TRADE      (000) 000-0000  Ext. 0000
    P.O. BOX 8700                                                    DON MILLS, ONTARIO                         M3C 3M4


PITNEL        PITNEY BOWES LEASING                    CDN            (000) 000-0000  Ext. 0000
    SUITE 200.  THE PROMONTORY 1       2695 NORTH SHERIDAN WAY       MISSISSAUGA, ON                            L5K 2N7


POSICO        POSICOM INC.                            CDN            (514) 333-7575  Ext. 0000
    406-7575 RTE TRANSCANADIENNE                                     VILLE ST-LAURENT, QC                       H4T 1V6


POSTAG        POSTAGE BY PHONE                        NON-TRADE      (000) 000-0000  Ext. 0000
    C/O: ROYAL BANK                    325 FRONT ST. W. 4TH FL.      TORONTO, ONTARIO                           M5V 2V5


PUROLA        PUROLATOR COURIER LTD                   NON-TRADE      (000) 000-0000  Ext. 0000
    PO BOX 1100                        ETOBICOKE POSTAL STN          ETOBICOKE, ON                              M9C 5K2



Vendor ID     Name                                    Class ID       Telephone Number                   Contact Person
------------------------------------------------------------------------------------------------------------------------------
    Address                                                          City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------
QUANTE        QUANTEGY INTERNATIONAL INC.             CDN            (905) 507-9900  Ext. 0000
    5560 KENNEDY RD                                                  MISSISSAUGA                        ON        L4Z 2A9   CANADA

PAPPAS        RAEWEN M. PAPPAS                        CDN            (000) 000-0000  Ext. 0000

RAMADA        RAMADA CONGRESS HOTEL CHICAGO           U.S.           (000) 000-0000  Ext. 0000
                                                                     CHICAGO                            IL

RECEIV        RECEIVER GENERAL FOR CANADA             CDN            (000) 000-0000  Ext. 0000

REGION        REGIONAL DRAIN SERVICE LTD              CDN            (613) 722-6741  Ext. 0000
    PO BOX 30074                                                     OTTAWA                             ON        K1Z 5N6

REPORT        REPORTEX COPY CENTRES INC.              CDN            (613) 233-1999  Ext. 0000
    361 ELGIN STREET                                                 OTTAWA                             ONT       K2P 1M7

RHEALM        REAHL MINER                             NON-TRADE      (613) 331-0313  Ext. 0000
    44 GLAMORGAN DR                                                  CANATA, ONTARIO                              K2L 1R2

RIVER         RIVER RUN PADDLING CENTRE               CDN            (613) 646-2501  Ext. 0000
    PO BOX 179                                                       BEACHBURG                          ON        K0J 1C0

HUR001        ROBIN HURT                              U.S.           (000) 000-0000  Ext. 0000

ROGERS        ROGERS NETWORK SERVICES                 CDN            (416) 449-3744  Ext. 0000
    1 VALLEYBROOK DRIVE                               DCN MILLS                                         ONT       M3B 2S7

FOURNI        RON FOURNIER                            CDN            (000) 000-0000  Ext. 0000

ROYAL         ROYAL BANK                              CDN            (000) 000-0000  Ext. 0000

ROYALB        ROYAL BANK - VISA                       NON-TRADE      (000) 000-0000  Ext. 0000
    EASTERN CARD CENTRE                   1100 ATWATER AVE           WESTMOUNT, QUEBEC                            H3Z 2Y4

HUN001        RYAN HUNTER                             U.S.           (000) 000-0000  Ext. 0000

SBCA          S.B.C.A.                                U.S.           (000) 000-0000  Ext. 0000
                                                                                                                            USA

SLSINC        S.L.S. INC.                             CDN            (613) 748-3969  Ext. 0000          LES
    5370 CANOTEK ROAD.                    UNIT 10                    GLOUCESTER, ONTARIO                          K1J 9E7

SAFEGU        SAFEGUARD BUSINESS SYSTEMS              NON-TRADE      (613) 837-6223  Ext. 0000          IVAN DEBEU
    375 BRITANNIA ROAD EAST               UNIT 2.                    MISSISSAUGA, ONTARIO                         L4Z 3E2

TOLEDO        SAM TOLEDO                              U.S.           (000) 000-0000  Ext. 0000
    7913 NW 194 ST.                                                  MIAMI LAKES                        FL        33105

ZIM001        SANDY ZIMMERMAN                         U.S.           (000) 000-0000  Ext. 0000

ANT001        SARAH ANTHONY                           U.S.           (800) 960-0563  Ext. 0000
    567W. CHANNEL ISLANDS BLVD            #344                       PORT HUENEME                       CA        93041     USA

SATLNK        SAT-LINK COMMUNICATIONS INC.            U.S.           (305) 715-9700  Ext. 0000
    8181 NW 36 ST.. SUITE 16C                                        MIAMI                              CA        33166     USA

SATBAH        SATELLITE BAHAMAS                       U.S.           (000) 000-0000 Ext. 0000
    PO BOX N 9232                                                    NASSAU                             BS                  BAHAMAS

SATBUS        SATELLITE BUSINESS NEWS                 U.S.           (000) 000-0000  Ext. 0000
    1730 RHODE ISLAND. NW. STE 600                                   WASHINGTON                         DC        20010

SATPLU        SATELLITE PLUS LLC                      U.S.           (000) 000-0000  Ext. 0000
    11610 ASHVILLE HWY                                               INMAN                              SC        29349


Vendor ID     Name                                    Class ID       Telephone Number                   Contact Person
------------------------------------------------------------------------------------------------------------------------------
    Address                                                          City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------
SATSER        SATELLITE SERVICES                      U.S.           (704) 888-5227  Ext. 0000
    812 RENEE FORD RD                                                LOCUST                             NC        28097     USA

SATTVW        SATELLITE T.V. WAREHOUSE                U.S.           (801) 628-3098  Ext. 0000
    155 NORTH BLUFF                                                  SAINT GEORGE                       VT        84770     USA

SAT005        SATELLITE VIDEO CENTER                  U.S.           (000) 000-0000  Ext. 0000
    10120 PACIFIC HEIGHTS BLVD                                       SAN DIEGO, CA                                92121     USA

SATWAT        SATELLITE WATCH NEWS                    U.S.           (000) 000-0000  Ext. 0000
    PO POX 475                                                       ROSE CITY, MI                                48654

SCHOFI        SCHOFIELD MEDIA GROUP                   U.S.           (000) 000-0000  Ext. 0000
    95 ALBANY ST./BOX 8                                              PORTSMOUTH                         NH        03801

HAR002        SHARON HARIIS                           U.S.           (000) 000-0000  Ext. 0000

NATION        SHAW MOBILE COMM                        CDN            (800) 363-0191  Ext. 0000
    2300 MARCEL LAURIN BLVD                                          MONTREAL, QC                                 H4R 1K3

SHEELE        SHEIK ELECTRONICS                       U.S.           (000) 000-0000  Ext. 0000
    500 NW 136TH AVE.                                                MIAMI                              FL        33182

SHOWTR        SHOW TRAX INC                           U.S.           (818) 558-1278  Ext. 0000
    1317 N. SAN FEMANDO BLVD #311                                    BURBANK                            CA        91504-3800

SIGNAL        SIGNAL                                  CDN            (416) 463-7678  Ext. 0000
    488 DANFORTH AVE., SUITE 201                                     TORONTO, ON                                  M4K 1P6

SKYWAT        SKYWATCH                                U.S.           (302) 846-0300  Ext. 0000
    500 N BI-STATE BLVD.                                             DELMAR                             DE        19940     USA

SLS100        SLS SATELLITE LINK SERVICE INC          CDN            (000) 000-0000  Ext. 0000          LES
    10-5370 CANOTEK ROAD                                             GLOUCESTER                         ON        K1J 9E7

SMALLB        SMALL COMPUTER BOOK CLUB                CDN            (609) 786-9778  Ext. 0000
    PO BOX 2727                                                      DELRAN, NJ                                   08370-2727

SONOVI        SONO VIDEO INC.                         CDN            (514) 374-8774  Ext. 0000          LINE DUPERRON
    7054 RUE MOLSON                                                  MONTREAL, QUEBEC                             H2A 3K1

SPRIN2        SPRINT CANADA INC.                      CDN            (800) 465-3193  Ext. 0000
    2550 VICTORIA PARK, SUITE 400                                    NORTH YORK, ON                               M2J 5A9

SPRINT        SPRINT COURIER                          NON-TRADE      (613) 742-7171  Ext. 0000
    2617 EDINBURGH PLACE                                             OTTAWA, ONTARIO                              K1B 5M1

ST. JOH       ST. JOHN COUNCIL FOR FEDERAL            CDN            (613) 722-2002  Ext. 0000
    DISTRICT                      439 CHRUCHILL AVE., NORTH          OTTAWA                             ON        K1Z 5E1

STARVI        STAR VISION                             U.S.           (210) 804-0554  Ext. 0000
    6836 SAN PEDRO                SUITE 218                          SAN ANTONIO                        TX        78216     USA

MERKIN        STEPHAN MERKINS                         CDN            (000) 000-0000  Ext. 0000

STUART        STUART DUNCAN                           CDN            (000) 000-0000  Ext. 0000

HAR001        SUSAN HARRIS                            U.S.           (000) 000-0000  Ext. 0000

SWISH         SWISH MAINTENANCE LTD                   NON-TRADE      (705) 745-5763  Ext. 0000
    PO BOX 3000, 2060 FISHER DR                                      PETERBOROUGH                      ON        K9J8N4

BR1001        TANYA BRITTON                           U.S.           (000) 000-0000  Ext. 0000

POH001        TANYA JEAN POHLMANN                     U.S.           (000) 000-0000  Ext. 0000



Vendor ID     Name                                    Class ID       Telephone Number                   Contact Person
------------------------------------------------------------------------------------------------------------------------------
    Address                                                          City                               ProvincePostal Code Country
------------------------------------------------------------------------------------------------------------------------------
TERRAP        TERRA PUBLISHING INC.                   U.S.           (716) 945-5091  Ext. 0000
    PO BOX 460                      4250 N.STATE STREET              SALAMANCA, NY                                14779

RENDER        TERRY RENDER                            CDN            (000) 000-0000  Ext. 0000

ACADEM        THE ACADEMY VENTURE                     U.S.           (818) 753-2504  Ext. 0000
    SUITE 200                       5200 LANKERSHIM BLVD             NORTH HOLLYWOOD                    CA        91601

TIECOM        TIE COMMUNICATIONS CAN. INC             NON-TRADE      (905) 513-4600  Ext. 0000
    7550 BIRCHMOUNT RD                                               MARKHAM, ON                                  L3R 6C6

TOPCEN        TOPCENTRE TICKET SERVICE                U.S.           (202) 452-9040  Ext. 0000
    2000 PENNSYLVANIA AVE NW                                         WASHINGTON                         DC        20006

TRADEA        TRADE ASSOCIATES INC.                   U.S.           (000) 000-0000  Ext. 0000
    11820 PARKLAWN DR               SUITE 250                        ROCKVILLE, MD                                20852

TRAC01        TRADE SHOW ELECTRICAL                   U.S.           (702) 731-6007  Ext. 0000
    3073 S. HIGHLAND                                                 LAS VEGAS                          NV        89109

TRADES        TRADE SHOW ELECTRICAL                   U.S.           (310) 302-3201  Ext. 0000
    138 ROSECRANS AVE                                                SANTA FE SPRINGS                   CA        90670

TRIPLE        TRIPLED D PUBLISHING INC.               U.S.           (704) 482-9673  Ext. 0000
    P.O. BOX 2384                                                    SHELBY, NORTH CAROLINA                       281512384

REFUND        TUAN QUOC LE                            U.S.           (000) 000-0000  Ext. 0000
    10625 N. 25TH STREET                                             TAMPA                              FL        33612     U.S.

TURBO2        TURBO FILM                              U.S.           (514) 985-5909  Ext. 0000          HANI
    200 ST. JACQUES, SUITE 200                                       MONTREAL                           QC        H2Y 1M1

TURBOF        TURBO FILM                              CDN            (514) 985-5909  Ext. 0000
    200-200 RUE ST. JACQUES                                          MONTREAL                           QUE       H2Y 1M1

UNITED        UNITED PARCEL SERVECE                   NON-TRADE      (800) 742-5877  Ext. 0000
    P.O. BOX 9000 STN A                                              DOWNSVIEW, ONTRIO                            M3M 389

MAY001        VICKI MAYFIELD                          U.S.           (000) 000-0000  Ext. 0000

VIDEOS        VIDEO SATELLITE INC.                    U.S.           (305) 266-0101  Ext. 0000
    4743 SW 75TH AVENUE                                              MIAMI                              FL        33155     USA

VISUAL        VISUAL BASIC                            U.S.           (000) 000-0000  Ext. 0000
    P.O. BOX 58870                                                   BUOLDER                            CO        80322-8870

WESTER WESTERN SIGNS & LINE PAINTING                  CDN            (613) 822-2326  Ext. 0000
    5779 RUSSELL RD                                                  CALSBAD SPRINGS                    ON        K0A 1K0

WHALEY        WHALEY FURNITURE AND SATELLITE          U.S.           (910) 285-4376  Ext. 0000
    3286 NC 11 SOUTH                                                 TEACHEY                            NC        28464     USA

WHISTL        WHISTLE KLEEN ENTERPRISES LTD.          NON-TRADE      (613) 727-6287  Ext. 0000
    61-B AURIGA DRIVE.                                               NEPEAN, ONTARIO                              K2E 2B2

WHITE         WHITE KNIGHT PROMOTIONS                 CDN            (613) 744-6145  Ext. 0000
    1602 SAXONY CRES                                                 GLOUCESTER                         ON        K1B 5K6

WIRELE        WIRELESS CABLE ASSOCIATION              U.S.           (202) 452-7823  Ext. 0000          SHERRY CRITTENDEN
    1140 CONNECTICUT AVE N.W.    SUITE 810                           WASHINGTON                         DC        20036

WORKER        WORKERS' COMPENSATION BOARD             NON-TRADE      (000) 000-0000  Ext. 0000
    PO BOX 4115. STN A                                               TORONTO, ONTARIO                             M5W 2V3

WYNDHA        WYNDHAM ANATOLE HOTEL                   U.S.           (000) 000-0000  Ext. 0000
    2201 STEMMONS FREEWAY,       SUITE 1000                          DALLAS                             TX        75207

YEGEND        YEGENDORF, BRAZEAU, SELLER,             CDN            (613) 233-2139  Ext. 0000
    PREHOGAN & WYLLIE                  750-55 MERCALFE STREET        OTTAWA                             ONT       K1P 6L5


                                     SCHEDULE 2.2

                             ALLOCATION OF PURCHASE PRICE


The Purchase Price is allocated to the Subject Assets as follows:

 US$137,415   any and all trademarks, proprietary rights and other intellectual property rights owned by Seller and associated with its Adult
              Movies Business. These include but are not necessarily limited to the trade names, trademarks and/or service marks listed on
              SCHEDULE 1(a) of the Asset Purchase Agreement, "Trademarks List," and any goodwill associated with such trade names, trademarks and/or service marks


 US$362,580   to all subscriptions for its Adult Movies Business as of the Date of Closing, including all subscriber lists, past and present, and any other marketing data related thereto, in the possession of Seller, as described in SCHEDULE 1(b) of the Asset Purchase
              Agreement. "Subscribers List" (and it is understood that the subscriber lists shall be delivered on disk(s) in electronic form only because of the length of such lists)


      US$1 to a complete list of all advertisers, marketing partners and vendors used by Seller in relations to its Adult Movies Business and related services, with contact names, mailing addresses, and phone and fax numbers; as set forth in SCHEDULE 1(c) of the Asset Purchase Agreement, "Vendors List"


      US$1 to all rights, title and interest Seller may have in 1-800 phone numbers used for its Adult Movies Business and related services and in any World Wide Web address and websites used in its Adult Movies Business

      US$1 copies of all papers, computerized databases, and records in Seller's custody or control relating to any or all of the above described assets and the operation of Seller's Adult Movies Business, including but not limited to all sales and subscription records, maintenance and production records, but excluding accounting and financial records and personnel and labor relations records

      US$1 to all rights, title and interests in any permits, licenses, franchises, consents or authorizations issued by, and all registrations and filings with, any government agency solely in connection with Adult Movies Business of Seller, whenever issued or filed, (including but not limited to any permits or licenses from the Canadian Radio-Television and Telecommunications Commission and any permits or licenses from the Federal Communications Commission) excepting only those which by law are non-transferable or those which have expired

      US$1 to a non-exclusive royalty free license to use one networkable copy of version 2.0 or any updated version of "First Link" subscription management software

                                      SCHEDULE 4

                          LEASES, CONTRACTS, AND AGREEMENTS

                                      SCHEDULE 4

                            LEASES, CONTRACTS & AGREEMENTS

         Seller shall assign and transfer and Buyer shall have the benefit of and shall perform and assume the following Leases, Contracts and Agreements in accordance with the conditions thereof, except to the extent set forth in the subsequent Assignment or Assignment and Assumption Agreement for such Leases, Contracts and Agreements:

1.  Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications LLC, as the First Parties, and
              American Programming Service, as the Second Party

2.  Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications LLC, as the First Parties, and
              Consumer Satellite Systems, Inc. as the Second Party

3.  Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications Inc., as the First Parties, and
              Freedom Satellite as the Second Party

4.  Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications Inc., as the First Parties, and
              FTP Services as the Second Party

5.  Direct Marketing Agreement dated April 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications Inc., as the First Parties, and
              Galaxy Satellite Programming Inc. as the Second Party

6.  Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications LLC, as the First Parties, and
              North American Programming Services Inc. as the Second Party

7.  Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications LLC, as the First Parties, and
              Program Source as the Second Party

8.  Direct Marketing Agreement dated April 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications Inc., as the First Parties, and
              Satellite Direct Communications as the Second Party

9.  Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications Inc., as the First Parties, and
              Satellite Programming Services as the Second Party

10. Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications LLC, as the First Parties and
              Satellite Receivers LTD as the Second Party

11. Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications Inc., as the First Parties, and
              Satellite Source as the Second Party

12. Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications LLC, as the First Parties, and
              Skywalker Communications Inc. as the Second Party

13. Direct Marketing Agreement dated July 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications Inc., as the First Parties, and
              Superstar/Netlink Group LLC as the Second Party

14. Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications Inc., as the First Parties, and
              Turner Vision, Inc. as the Second Party

15. Direct Marketing Agreement dated March 1, 1996 between:
              Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario
                   Inc. and TVE Communications LLC, as the First Parties, and
              Universal Satellite TV Inc. as the Second Party

16. Cable/SMATV Affiliate United States Agreement dated April 1, 1996 between:
              104333 Ontario Inc. and TVE Communications LLC, as the First Parties, and American Telecasting Inc. as the Second Party

17. SMATV/Cable Affiliate Agreement dated September 1, 1996 between:
              1043133 Ontario Inc. as the First Party, and Aventura Cable Corp. as the Second Party

18. SMATV/NVOD Affiliate United States Agreement dated September 23, 1996 between: 1043133 Ontario Inc. and TVE Communications LLC, as the First
              Parties, and California Business Systems as the Second Party

19. SMATV/Cable Affiliate Agreement dated January 10, 1996 between:
              1043133 Ontario Inc. as the First Party, and Entertainment Connections Inc. as the Second Party

20. SMATV, VOD/NVOD Affiliate United States Agreement dated March 1, 1996 between: 1043133 Ontario Inc. and TVE Communications LLC, as the First
              Parties, and Galaxy Compuvision Inc. as the Second Party

21. NVOD/SMATV Affiliate Canadian Agreement dated March 1, 1996 between:
              1043133 Ontario Inc. and TVE Communications LLC, as the First Parties, and Galaxy Compuvision Inc. as the Second Party

22. Cable/SMATV Affiliate United States Agreement dated May 1, 1996 between:
              1043133 Ontario Inc. and TVE Communications LLC as the First Parties, and Heifner Communications, Inc. as the Second Party

23. SMATV/Cable Affiliate Agreement dated December 1, 1994 between:
              1043133 Ontario Inc. as the First Party, and Omega Communication Systems Inc. as the Second Party

24. Cable/SMATV Affiliate United States Agreement dated September 9, 1996 between: 1043133 Ontario Inc. and TVE Communications LLC, as the First
              Parties and Private Cable Company as the Second Party

25. SMATV/Cable Affiliate Agreement dated March 23, 1995 between:
              1043133 Ontario Inc. as the First Party, and
              Pulsar Video as the Second Party

26. SMATV/NVOD Affiliate Unites States Agreement dated May 7, 1997 between:
              1043133 Ontario Inc. as the First Party, and
              R.A. Satellite Systems, Inc. as the Second Party

27. NVOD/SMATV Affiliate Canadian Agreement dated April 22, 1997 between:
              1043133 Ontario Inc. and TVE Communications LLC as the First Parties, and Triple Crown as the Second Party

28. Cable/SMATV Affiliate United States Agreement dated October 1, 1996 between: 1043133 Ontario Inc. and TVE Communications LLC as the First Parties, and T.V. Cable LTDA, as the Second Party

29. Cable/SMATV Affiliate United States Agreement dated September 25, 1996 between: 1043133 Ontario Inc. and TVE Communications LLC as the First
              Parties, and USA Wireless as the Second Party

                                   SCHEDULE 7.2(a)

                            COMBINED FINANCIAL STATEMENTS

                                      [attached]

                                     [LETTERHEAD]

    To the Directors of
      1043133 Ontario Inc.
      Fifth Dimension Communications (Barbados) Inc.
      Merlin Sierra Inc.
    250 Don Reid Drive
    Ottawa, Ontario
    K1H 8P5

    As requested by the directors of 1043133 Ontario Inc., Fifth Dimension Communications (Barbados) Inc. and Merlin Sierra Inc., we report that adjusted pre-tax income for the year ended March 31, 1997 was $2,755,297. The determination of adjusted pre-tax income is set out in the attached schedule. The adjustments to the pre-tax income reported in the audited combined financial statements of the three companies have been made in accordance with the letter of intent between New Frontier Media, Inc. and 1043133 Ontario Inc., Fifth Dimension Communications (Barbados) Inc., and Merlin Sierra Inc. dated April 14, 1997 except for items o), p), q), r), s) and t) which were not specifically listed.

    Our audit of the combined financial statements for the year ended March 31, 1997 was not directed to the determination of adjusted pre-tax income or the specific adjustments to reported pre-tax income on the combined financial statements. We also have not audited the companies' financial statements for the period subsequent to March 31, 1997. We have not performed an audit of and, accordingly, do not express an opinion on the amount of adjusted pre-tax income referred to in the preceding paragraph. The compliance of the adjustments with the criteria established in the letter of intent is the responsibility of management of the companies. Our procedures were limited to the agreement of the price adjustments to the general ledger accounts of the companies.

    It is understood that this report is to be used solely for computing the purchase price pursuant to the aforementioned letter of intent and is not to be referred to or distributed to any person not a member of management of 1043133 Ontario Inc.. Fifth Dimension Communications (Barbados) Inc., Merlin Sierra Inc. or New Frontier Media Inc.

    If you have any questions, please do not hesitate to contact us.


    Yours sincerely,


    /s/ Ernst & Young

    S.R. (Steve) Pittman/
    Mylene N. Levac-Wolf

--------------------------------------------------------------------------------

                                   AUDITORS' REPORT

--------------------------------------------------------------------------------


To the Directors of
FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.,
1043133 ONTARIO INC. AND MERLIN SIERRA INC.

We have audited the combined balance sheet of FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133 ONTARIO INC. AND MERLIN SIERRA INC. as at March 31, 1997 and 1996 and the combined statements of income and retained earnings and cash flows for the year then ended. These combined financial statements are the responsibility of the companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the companies as at March 31, 1997 and 1996 and the results of their operations and the changes in their financial position for the years then ended in accordance with generally accepted accounting principles accepted in the United States.


                                                      /s/ Ernst & Young

Ottawa, Canada,
June 27, 1997.                                        Chartered Accountants

[LETTERHEAD]
                    FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                     1043313 ONTARIO INC., AND MERLIN SIERRA INC.



List of Adjustments to net income from operations before tax:                       1997           1996
                                                                                    ----           ----
(a) add-back of salaries and benefits paid to Douglas Duncan, Stuart
    Duncan, Dan Bender, and Nina Frid which in the aggregate are
    in excess of $200,000 CDN;                                                    234,031         96,712

(b) add-back of salaries and benefits and termination costs related to Judith Christou, Richard Latham and Nina Frid, and
    termination costs related to other employees;                                  84,783         33,311

(c) an adjustment so that the average monthly cost of movies is
    reduced to US$75,000;                                                          41,388              0

(d) add-back of amounts paid to VTV and expenses in the accounts
    of an Adult Company;                                                                0              0

(e) add-back of amounts paid to lawyers in connection with this and previous acquisitions and proposed acquisitions of or by the
    Adult Companies or any of them (including the acquisition
    of Merlin Sierra Inc.);                                                        21,294          5,356

(f) add-back of the amount (if any) by which the transponder costs incurred in January 1997 exceeded the average monthly
    transponder costs over the preceding 3 months;                                      0              0

(g) add-back of promotional, entertainment and other costs related
    to the corporate suite at the Corel Centre in Ottawa:                          78,980         18,795

(h) add-back of payments made to Jeff Gold, Galaxy Communications
    International Inc. and Surmount Inc. which payments have been
    expensed in the accounts of 5DB;                                              305,982        281,923

(i) add-back of all costs related to the Valley Center office including rent paid to Dan Bender and salaries and termination allowances
    paid to staff of such office;                                                 415,727        150,008

(j) add-back of automobile lease payments made on behalf of
    Douglas Duncan and Stuart Duncan;                                               5,670              0

(k) add-back of payments made to RocketSoft Inc. for services
    provided by Denis Dagernais;                                                   17,182              0


[LETTERHEAD]

(l) add-back of interest paid on Best Bank loan (regarding Merlin
    Sierra Inc.):                                                                  10,848          2,820

(m) add-back of payments made to On-line Enterprises and
    Jack Michaelson:                                                                9,000              0

(n) add-back of AT&T telephone penalty for not meeting contractual
    commitment:                                                                         0              0

(o) add-back of write off of advances to parent companies considered
    uncollectible for audit purposes:                                              20,141         91,217

(p) add-back of amortization of lump sum payments made to Starcom
    for 401-1 in January, 1995 and capitalized for audit purposes:                202,899        243,478

(q) Loss on investment in shares:                                                 220,000              0

(r) Amounts paid to Fred Pantalone during his training period with
    Judith Christou, as well as termination costs:                                  6,317              0

(s) Other litigation costs: and                                                    80,057         42,283

(t) Other expenses incurred in connection with this and previous acquisitions and proposed acquisitions of or by the Adult
    Companies or any of them (including the acquisition of Merlin
    Sierra Inc.)                                                                    1,349          7,934
                                                                               ----------     ----------
Total Adjustments                                                               1,756,148        974,337

Pre-tax income to March 31                                                        999,148      2,007,640
                                                                               -------------------------
Adjusted pre-tax income to March                                                2,755,296      2,981,977
                                                                               -------------------------
                                                                               -------------------------

--------------------------------------------------------------------------------

                        COMBINED FINANCIAL STATEMENTS


                        FIFTH DIMENSION
                        COMMUNICATIONS (BARBADOS)
                        INC., 1043133 ONTARIO INC. AND
                        MERLIN SIERRA INC.

                        March 31, 1997 and 1996


                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC,
1043133 ONTARIO INC., MERLIN SIERRA INC. [NOTE 1]


                               COMBINED BALANCE SHEETS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

As at March 31



                                                          1997           1996
                                                            $              $
--------------------------------------------------------------------------------
                                                             [U.S. DOLLARS]

ASSETS
CURRENT
Cash                                                   642,466        615,559
Accounts receivable - net allowance for doubtful
  accounts of $1,450 (1996 - $59,530)[NOTE 6]        3,014,470      2,325,217
Film exhibition rights                                 525,765        651,442
Inventory                                                   --         11,409
Transponder deposits                                   200,000        150,000
Deferred income taxes                                       --         71,500
Prepaid expenses                                       282,883        623,756
--------------------------------------------------------------------------------
                                                     4,665,584      4,448,883
Non-current portion of film exhibition rights          222,566         11,493
Restricted investments - at cost [NOTE 3]              691,492        825,449
Investment in shares                                        --        220,000
Capital assets - net (NOTE 4)                          348,463        400,259
--------------------------------------------------------------------------------
                                                     5,928,105      5,906,084
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Bank loan [NOTE 5]                                      35,128         98,958
Accounts payable and accrued charges [NOTE 6]        1,481,055      1,766,385
Income taxes payable [NOTE 10]                         382,082         08,744
Deferred subscription revenue                        1,720,810      2,075,357
--------------------------------------------------------------------------------
                                                     3,619,075      4,349,424
--------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Capital stock [NOTE 8]                                     272            272
Retained earnings                                    2,308,758      1,556,388
--------------------------------------------------------------------------------
                                                     2,309,030      1,556,660
--------------------------------------------------------------------------------
                                                     5,928,105      5,906,084
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



SEE ACCOMPANYING NOTES

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            COMBINED STATEMENTS OF INCOME
                                AND RETAINED EARNINGS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Year ended March 31




                                                       1997           1996
                                                         $              $
--------------------------------------------------------------------------------
                                                           [U.S. DOLLARS]

Sales [NOTE 6]                                      15,044,139     12,223,731
Cost of sales [NOTE 6]                               9,560,847      6,317,438
--------------------------------------------------------------------------------

Gross profit                                         5,483,292      5,906,293
Expenses - schedule [NOTE 6]                         4,264,144      3,398,653
--------------------------------------------------------------------------------

Net income from operations                           1,219,148      2,007,640
Loss on investment in shares                           220,000             --
--------------------------------------------------------------------------------
                                                       999,148      2,007,640
--------------------------------------------------------------------------------
Provision for (recovery of) income taxes
    - Current                                           30,350       (113,563)
    - Deferred                                          71,500        (71,500)
--------------------------------------------------------------------------------
                                                       101,850       (185,063)
--------------------------------------------------------------------------------

Net income for the year                                897,298      2,192,703
Retained earnings (deficit) - beginning of year      1,556,388       (636,315)
--------------------------------------------------------------------------------

                                                     2,453,686      1,556,388
Dividends paid                                         144,928             --
--------------------------------------------------------------------------------

Retained earnings, end of year                       2,308,758      1,556,388
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES

                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            COMBINED STATEMENTS OF CHANGES
                                IN FINANCIAL POSITION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Year ended March 31



                                                          1997           1996
                                                            $              $
--------------------------------------------------------------------------------
                                                             [U.S. DOLLARS]

CASH PROVIDED FROM (USED IN)

OPERATING ACTIVITIES
Net income for the year                                897,298      2,192,703
Items not affecting cash -
  Amortization of capital assets                       120,347        144,398
  Amortization of film exhibition rights               931,637        776,753
  Loss on investment in shares                         220,000             --
  Deferred income taxes                                 71,500        (71,500)
Net change in operating components
  of working capital                                  (936,660)      (821,134)
--------------------------------------------------------------------------------
                                                     1,304,122      2,221,175
--------------------------------------------------------------------------------

INVESTING ACTIVITIES
Investment in shares                                        --       (220,000)
Purchases of capital assets                            (74,682)      (144,108)
Sales of capital assets                                  6,131         11,893
Transfers of capital assets to related company              --        567,373
(Advances to) repayments from,
  Teletheatre Plus Inc.                                718,432       (718,432)
Purchases of film exhibition rights                 (1,017,033)      (904,121)
(Purchase) redemption of restricted
  investments                                          133,957        (22,135)
--------------------------------------------------------------------------------
                                                      (233,195)    (1,429,530)
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
Capital stock                                               --            100
Dividends                                             (144,928)            --
Net change in accounts receivable and
 accounts payable, related companies                  (835,262)      (398,661)
--------------------------------------------------------------------------------
                                                      (980,190)      (398,561)
--------------------------------------------------------------------------------

Increase in cash equivalents for the year               90,737        393,084
Cash equivalents - beginning of year                   516,601        123,517
--------------------------------------------------------------------------------
CASH EQUIVALENTS - END OF YEAR                         607,338        516,601
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH EQUIVALENTS IS COMPRISED OF:
Cash                                                   642,466        615,559
Bank loan                                              (35,128)       (98,958)
--------------------------------------------------------------------------------
                                                       607,338        516,601
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES

                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

March 31, 1997





1. BASIS OF PRESENTATION

These financial statements present the combined assets, liabilities, revenues and expenses of Fifth Dimension Communications (Barbados) Inc. and 1043133 Ontario Inc. for the years ended March 31, 1997 and 1996 and those of Merlin Sierra Inc., from February 1, 1996, the date of acquisition to March 31, 1996 and the year ended March 31, 1997.

The three companies carry on complimentary but different businesses related to the broadcasting of movies to subscribers by satellite and cable. Fifth Dimension Communications (Barbados) Inc. is incorporated under the laws of Barbados. 1043133 Ontario Inc. is Incorporated under the laws of the Province of Ontario in Canada and Merlin Sierra Inc. is incorporated under the laws of the State of California in the United States. None of the three companies own shares in the other companies.

These combined financial statements have been prepared by management in accordance with generally accepted accounting principles In the United States applied on a consistent basis and are presented in United States dollars. They nave been prepared in connection with a proposed sale of the combined business of the three companies as expressed in a letter of intent dated April 14, 1997.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVENTORY

Inventory is recorded at the lower of cost and net realizable value.


FILM EXHIBITION RIGHTS

Rights to exhibit films are recorded at cost and are amortized on a straight-line basis over the period of the contract, which is normally twenty-four months.

INVESTMENT IN SHARES

The investment in shares, originally recorded at cost, has been accounted for by the equity basis.


                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

March 31, 1997




2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

CAPITAL ASSETS

Capital assets are initially recorded at cost and amortized over their estimated useful lives. Furniture and fixtures are being amortized on the diminishing balance basis at a rate of 20% per year. Automobiles and computers are being amortized on the diminishing balance basis at a rate of 30% per year. Leaseholds and the telephone system are amortized on a straight line basis over the five year term of the realty lease. Software is amortized at a 100% rate.

REVENUE RECOGNITION

Revenue from sales of television movie subscriptions from three to twelve months is recognized on a monthly basis over the term of the subscription.

FOREIGN EXCHANGE

Assets and liabilities denominated in currencies other than United States dollars are translated at exchange rates in effect at the balance sheet date. Revenue and expense items are translated at average rates of exchange for the year. Translation gains and losses are included in the determination of earnings.

3, RESTRICTED INVESTMENTS

Restricted investments consist of short-term marketable securities and deposits recorded at cost held as collateral by the financial institutions providing merchant credit card service to 1043133 Ontario Inc.

4. CAPITAL ASSETS


                                                      1997                          1996
                                           -----------------------       -----------------------
                                                      ACCUMULATED                   ACCUMULATED
                                            COST     AMORTIZATION         COST     AMORTIZATION
                                              $            $                $            $
------------------------------------------------------------------------------------------------

Furniture and fixtures                    101,562         40,196         95,444         25,522
Leaseholds                                 52,004         15,042         50,470         31,528
Telephone system                          105,297         44,836        100,731            398
Automobiles                                55,489         36,028         55,489         20,352
Computers                                 298,197        149,749        271,439        100,640
Software                                   38,234         16,469         14,766          9,640
------------------------------------------------------------------------------------------------
                                          650,783        302,320        588,339        188,080
Accumulated amortization                  302,320                       188,080
------------------------------------------------------------------------------------------------
                                          348,463                       400,259
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

March 31, 1997



5. BANK LOAN

The bank loan to Merlin Sierra Inc. bears Interest at 16% with monthly principal repayments of $12,143 to June, 1997. The loan is secured by a commercial security agreement on all assets of Merlin Sierra Inc. and personal guarantees of certain officers of Merlin Sierra Inc.


6. RELATED COMPANY INFORMATION

The companies are related by common control.

(a) ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE


Accounts receivable include amounts due from related companies totalling $1,492,275 (1996 $1,764,866). Accounts payable Include amount due to related companies totalling $471,282 (1996 $860,703).

The significant balances receivable from or (payable to) related companies are as follows:


                                                         1997          1996
                                                           $             $
--------------------------------------------------------------------------------


Fifth Dimension Communications (1996) Corporation     (171,971)     (698,347)
Fifth Dimension Communications Holdings. Inc.          461,599        45,880
Fifth Dimension Capital Corporation                    929,854       577,517
Fifth Dimension Communications Atlantic Inc.                --       132,609
Fifth Dimension SatCom Inc.                            (86,408)       31,408
Turks & Caicos Island Wireless Television Ltd.        (150,000)
Fifth Dimension Technologies Inc.                       60,066      (102,772)
FirstLink Communications Inc.                           14,011       164,671
Teletheatre Plus Inc. note receivable                       --       718,432

                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

March 31, 1997




6. RELATED COMPANY INFORMATION (CONT'D)

(b) TRANSACTIONS


Related party transactions are measured at exchange values which correspond to the amount established and agreed upon by both parties.

The significant transactions entered into by 1043133 Ontario Inc. with related companies are as follows:

    Rented offices from Fifth Dimension Capital Corporation for $47,386 (1996 $47,826).

    Rented satellite uplink from 841161 Ontario Limited for $562,000 (1996 $562,000) and space for broadcasting facilities for $41,526 (1996 $18,141). Prepaid expenses include prepaid rent to 341161 Ontario Limited of $113,000 (1996 Nil).

    Purchased accounting and administrative services from Fifth Dimension Capital Corporation for $166,423 (1996 $142,140).

    Purchased engineering services from Fifth Dimension SatCom Inc. for $365,836 (1996 $374,177).

    Purchased full period satellite space segment from Fifth Dimension Communications (1996) Corporation for Nil (1996 $377,570) and occasional use satellite space segment for $53,934 (1996 Nil) and rented broadcasting equipment for $113,000 (1996 $117,174). In addition, a management fee of $81,500 was charged to Fifth Dimension Communications (1996) Corporation in 1996. No amount was required to be charged in 1997.

    Purchased subscriber activation services from FirstLink Communications Inc. for $224,275 (1996 $181,017).

    Wrote down amounts receivable from NA Microsat Corporation of $20,141 (1996 $91,217) to their estimated realizable value.

    Transferred equipment to Fifth Dimension Communications (1996) Corporation for $564,161 (1996 Nil).

    Rented a hospitality suite from Fifth Dimension Technologies Inc. for $75,938 (1996 $18,750) and purchased computer equipment for $30,605 (1996 $38,287).

                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

March 31, 1997




6.  RELATED COMPANY INFORMATION (CONT'D)

The significant transactions entered into by Merlin Sierra Inc. with related companies are as follows:

    Purchase of satellite space segment from Fifth Dimension Communications
    (1996) Corporation for $1,188,000 (1996 $132,000).

The significant transactions entered into by Fifth Dimension Communications (Barbados) Inc. with related companies are as follows:

    Sold to Fifth Dimension Atlantic Communications Inc. space segment for $76,500 (1996 $102,000).

    Rented broadcasting equipment for $25,700 (1996 Nil) and purchased occasional use satellite space segment for $80,900 (1996 Nil) from Fifth Dimension Communications (1996) Corporation.

    Purchased subscriber activation services from FirstLInk Communications Inc. for $34,600 (1996 Nil).

    Purchased engineering services from Fifth Dimension SatCom Inc. for $92,000 (1996 Nil).

(c) COMMITMENTS

Commitments by 1043133 Ontario Inc. to related companies are as follows:

    The minimum amounts of future lease payments to 841161 Ontario Limited for office accommodation are $40,000 for each of 1998 and 1999.

    The minimum amounts of future lease payments to 841161 Ontario Limited for a satellite uplink facility are $62,000 for 1998 and $31,000 for 1999.

    The minimum amounts of future lease payments to Fifth Dimension Capital Corporation for office facilities are $48,000 for 1998 and 1999.

    A commitment to purchase full period satellite space segment from Fifth Dimension Communications (1996) Corporation for $770,000.

    The minimum amount of future lease payments to Fifth Dimension Communications (1996) Corporation are $128,070 for 1998.

    A commitment to Fifth Dimension SatCom Inc. for the purchase of engineering services in amounts which are based on usage.

                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

March 31, 1997




7. THIRD PARTY COMMITMENT AND CONTINGENT LIABILITIES

Commitments of Fifth Dimension Communications (Barbados) Inc.

    The Company will be committed as of July 1, 1997 for purchases of full period space segment on three additional satellite transponders totalling $22.5 million during the estimated five year life of the contracts.

    The Company has committed as of March 31, 1997 to purchase full period space segment totalling $5.4 million to December 31, 1999.

Fifth Dimension Communications (Barbados) Inc. and 1043133 Ontario Inc. have given a guarantee to the vendor in regard to the unpaid purchase price for the acquisition of the business of Merlin Sierra Inc. for a total amount of $850,000. The balance owing as at March 31, 1997 was $643,330 (1996 Nil)

1043133 Ontario Inc. has a commitment to purchased promotional video services of $217,000 in each of 1998 and 1999.


8. CAPITAL STOCK

                                                            1997        1996

                                                              $          $
----------------------------------------------------------------------------

AUTHORIZED
Fifth Dimension Communications (Barbados) Inc. is authorized to issue an unlimited number of common shares and redeemable non-voting preference shares. Non-cumulative dividends on both classes of shares may be declared at the discretion of the directors.

1043133 Ontario Inc. is authorized to issue an unlimited number of common shares.

Merlin Sierra Inc. is authorized to issue 50 common shares.

ISSUED
Fifth Dimension Communications (Barbados) Inc.
 100 Common shares
                                                             100         100
1043133 Ontario Inc.
 100 Common shares
                                                              72          72
Merlin Sierra Inc.
 100 Common shares                                           100         100

--------------------------------------------------------------------------------
                                                             272         272
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

March 31, 1997




9. FAIR MARKET VALUE

The carrying amounts of the current assets and liabilities, restricted investments and investment in shares approximate fair market values.

10. INCOME TAXES

The Companies have accumulated timing differences relating to a write down of accounts receivable which, if recognized, would have resulted in a deferred income tax debit of $365,000 (1996 $351,000). A valuation allowance for deferred tax assets was booked for $365,000 (1996 $351,000).

                                        [LOGO]

--------------------------------------------------------------------------------

FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
1043133 ONTARIO INC., MERLIN SIERRA INC.

                            COMBINED SCHEDULE OF EXPENSES


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Year ended March 31




                                                            1997        1996
                                                              $           $
------------------------------------------------------------------------------
                                                                [U.S. DOLLARS]

Advertising                                              360,204     425,996
Amortization of capital assets                           120,347     144,398
Bank and credit card charges                             209,824     115,061
Bad debts                                                 68,000     162,095
Business development                                       3,361      15,369
Commissions                                              363,457     375,924
Computer                                                   9,970      25,309
Consulting fees                                           11,718       3,166
Employee benefits                                        104,959     114,100
Interest                                                 158,749     161,305
Insurance                                                 10,186      12,133
Maintenance                                               24,868      28,381
Office                                                   265,761     233,149
Professional fees                                        346,329     230,752
Rent                                                     202,171      96,390
Salaries                                               1,545,755   1,282,237
Sales expense                                              2,500         556
Security                                                   4,655         945
Taxes other than income                                    4,053         604
Travel                                                   164,136     153,260
Telephone                                                254,398     289,436
Utilities                                                 28,643      22,087
------------------------------------------------------------------------------
                                                       4,264,144   3,898,653
------------------------------------------------------------------------------
------------------------------------------------------------------------------



                                        [LOGO]

                                   SCHEDULE 7.2(b)

                           STUB PERIOD FINANCIAL STATEMENTS

                                      [attached]

                            FIFTH DIMENSION COMMUNICATIONS
                        (BARBADOS) INC., 1043133 ONTARIO INC.
                                AND MERLIN SIERRA INC.


                       UNAUDITED COMBINED FINANCIAL STATEMENTS



              For the three months ended June 30, 1997 and June 30, 1996 and the years ended March 31, 1997 and 1996

                    FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                     1043133 ONTARIO INC. AND MERLIN SIERRA INC.

                UNAUDITED COMBINED BALANCE SHEETS AS AT JUNE 30, 1997
                               (UNITED STATES DOLLARS)
                                       ASSETS


                                                              June 30       March 31            March 31
                                                                1997          1997                1996
                                                                 $             $                   $
                                                            (UNAUDITED)    (UNAUDITED)         (UNAUDITED)
CURRENT ASSETS
Cash                                                          524,376        642,466             615,559
Accounts receivable - net allowance for doubtful
   accounts of $1,450 (1996 $59,530)                        2,953,093      3,014,470           2,325,217
Film exhibition rights                                        495,319        525,765             651,442
Inventory                                                       --             --                 11,409
Transponder deposits                                          200,000        200,000             150,000
Deferred income taxes                                           --             --                 71,500
Prepaid expenses                                              291,657        282,883             623,756
                                                            ---------      ---------           ---------

                                                            4,464,445      4,665,584           4,448,883
NON-CURRENT PORTION OF FILM EXHIBITION RIGHTS                 158,227        222,566              11,493
RESTRICTED INVESTMENTS - at cost                              672,775        691,492             825,449
INVESTMENT IN SHARES                                            --             --                220,000
CAPITAL ASSETS - net                                          406,286        348,463             400,259
                                                            ---------      ---------           ---------

                                                            5,701,733      5,928,105           5,906,084
                                                            ---------      ---------           ---------
                                                            ---------      ---------           ---------

                                         LIABILITIES
CURRENT LIABILITIES
Bank loan                                                       -             35,128              98,958
Accounts payable and accrued charges                          902,425      1,481,055           1,766,385
Income taxes payable                                          402,082        382,082             408,744
Deferred subscription revenue                               1,794,101      1,720,810           2,075,337
                                                            ---------      ---------           ---------

                                                            3,098,608      3,619,075           4,349,424
                                                            ---------      ---------           ---------

                                     SHAREHOLDERS' EQUITY


CAPITAL STOCK                                                     272            272                 272
RETAINED EARNINGS                                           2,602,853      2,308,758           1,556,388
                                                            ---------      ---------           ---------


                                                            2,603,125      2,309,030           1,556,660
                                                            ---------      ---------           ---------

                                                            5,701,733      5,928,105           5,906,084
                                                            ---------      ---------           ---------
                                                            ---------      ---------           ---------



                    FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                     1043133 ONTARIO INC. AND MERLIN SIERRA INC.

            UNAUDITED COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996
                     AND THE YEARS ENDED MARCH 31, 1997 AND 1996
                               (UNITED STATES DOLLARS)


                             Three months   Three months       Year          Year
                             Ended June 30  Ended June 30  Ended March 3 Ended March 31
                                 1997            1996           1997         1996
                                  $               $              $             $
                             (UNAUDITED)     (UNAUDITED)    (UNAUDITED)   (UNAUDITED)
SALES                         3,041,068      3,573,571     15,044,139     12,223,731

COST OF SALES                 1,904,646      2,236,915      9,560,847      6,317,438
                             ----------     ----------     ----------     ----------
GROSS PROFIT                  1,136,422      1,336,656      5,483,292      5,906,293

EXPENSES                        822,327      1,103,317      4,264,144      3,898,653
                             ----------     ----------     ----------     ----------

NET INCOME FROM OPERATIONS      314,095        233,339      1,219,148      2,007,640

LOSS ON INVESTMENT IN SHARES       -           220,000        220,000          --
                             ----------     ----------     ----------     ----------

                                314,095         13,339        999,148      2,007,640
                             ----------     ----------     ----------     ----------
PROVISION FOR (RECOVERY OF)
INCOME TAXES
Current                          20,000          --            30,350       (113,563)
Deferred                           -          (574,980)        71,500       ( 71,500)
                             ----------     ----------     ----------     ----------

                                 20,000       (574,980)       101,850       (185,063)
                             ----------     ----------     ----------     ----------


NET INCOME FOR THE PERIOD       294,095        588,319        897,298      2,192,703

RETAINED EARNINGS (DEFICIT)

BEGINNING OF PERIOD           2,308,758      1,556,388      1,556,388      (636,315)
                             ----------     ----------     ----------     ----------

                              2,602,853      2,144,707      2,453,686      1,556,388

DIVIDENDS PAID                     -              -           144,928           -
                             ----------     ----------     ----------     ----------

RETAINED EARNINGS
END OF PERIOD                 2,602,853      2,144,707      2,308,758      1,556,388
                             ----------     ----------     ----------     ----------
                             ----------     ----------     ----------     ----------


                    FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                     1043133 ONTARIO INC. AND MERLIN SIERRA INC.

            UNAUDITED COMBINED STATEMENTS OF CHANGES IN FINANCIAL POSITION
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996
                   AND FOR THE YEARS ENDED MARCH 31, 1997 AND 1996
                                (UNITED STATES DOLLARS)


                                                    Three months    Three months       Year               Year
                                                   Ended June 30    Ended June 30  Ended March 31   Ended March 31
                                                       1997             1996           1997              1996
                                                         $                $              $                 $
                                                    (UNAUDITED)      (UNAUDITED)    (UNAUDITED)       (UNAUDITED)
CASH PROVIDED FROM (USED IN)

OPERATING ACTIVITIES                                294,095           588,319        897,298           2,192,703
Net Income for the period
Items not affecting cash -
Amortization of capital assets                       30,744            48,077        120,347             144,398
Amortization of film
  exhibition rights                                 200,302           271,325        931,637             776,758
Loss on Investment in shares                           -              220,000        220,000                -
Deferred Income taxes                                  -             (574,980)        71,500             (71,500)
Net change in operating
  components of working capital                     136,496          (253,254)      (936,660)           (821,184)
                                                 ----------        ----------    -----------        ------------
                                                    661,637           299,487      1,304,122           2,221,175
                                                 ----------        ----------    -----------        ------------
INVESTING ACTIVITIES
Investment in shares                                   -                 -              -               (220,000)
Purchases or capital assets                         (88,567)          (13,719)       (74,682)           (144,108)
Sales of capital assets                                -                 -             6,131              11,893
Transfers of capital assets
  to related company                                   -                 -               -               567,373
(Advances to) repayments
  from, Teletheatre Plus Inc.                          -                 -           718,432            (718,432)
Purchases of film exhibition rights                (105,517)         (271,325)    (1,017,033)           (904,121)
(Purchase) redemption of
  restricted Investments                           (592,002)           (9,944)       133,957             (22,135)
                                                 ----------        ----------    -----------        ------------
                                                   (786,086)         (294,988)      (233,195)         (1,429,530)
                                                 ----------        ----------    -----------        ------------
FINANCING ACTIVITIES
Capital stock                                          -                 -              -                    100
Dividends                                              -                 -          (144,928)                -
Net change in accounts receivable
  and payable, related companies                     41,487          (206,964)      (835,262)           (398,661)
                                                 ----------        ----------    -----------        ------------
                                                     41,487          (206,964)      (980,190)           (398,561)
                                                 ----------        ----------    -----------        ------------

INCREASE(DECREASE) IN CASH EQUIVALENTS
  FOR THE YEAR                                      (82,962)         (202,465)        90,737             393,084
CASH EQUIVALENTS -
  BEGINNING OF YEAR                                 607,338           516,601        516,601             123,517
                                                 ----------        ----------    -----------        ------------

CASH EQUIVALENTS - END OF YEAR                      524,376           314,136        607,338             516,601
                                                 ----------        ----------    -----------        ------------
                                                 ----------        ----------    -----------        ------------

CASH EQUIVALENTS IS COMPRISED OF:
Cash                                                524,376           397,469        642,466             615,559
Bank loan                                              -              (83,333)       (35,128)            (98,953)
                                                 ----------        ----------    -----------        ------------
                                                    524,376           314,136        607,338             516,601
                                                 ----------        ----------    -----------        ------------
                                                 ----------        ----------    -----------        ------------

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                         ONTARIO INC. AND MERLIN SIERRA INC.

                 NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996


1.  BASIS OF PRESENTATION


    These financial statements present the combined assets, liabilities, revenues and expenses of Fifth Dimension Communications (Barbados) Inc., Merlin Sierra Inc. and 1043133 Ontario Inc. for the three month periods ended June 30, 1997 and 1996, together with he combined assets, liabilities, revenues and expenses of Fifth Dimension Communications (Barbados) Inc. and 1043133 Ontario Inc. for the years ended March 31, 1997 and 1996 and those of Merlin Sierra Inc., from February 1, 1996, the date of acquisition to March 31, 1996 and the year ended March 31, 1997.

    The three companies carry on complimentary but different businesses related to the broadcasting of movies to subscribers by satellite and cable. Fifth Dimension Communications (Barbados) Inc. is incorporated under the laws of Barbados, 1043133 Ontario Inc. is incorporated under the laws of the Province of Ontario in Canada and Merlin Sierra Inc. is incorporated under the laws of the State of California in the United States. None of the three companies own shares in the other companies.

    These combined financial statements have been prepared by management in accordance with generally accepted accounting principles in the United States applied on a consistent basis and are presented in United States dollars. They have been prepared in connection with a proposed sale of the combined business of the three companies as expressed in a letter of intent dated April 14, 1997.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (a)  Inventory

         Inventory is recorded at the lower of cost and net realizable value.


    (b)  Film exhibition rights


         Rights to exhibit films are recorded at cost and are amortized on a straight-line basis over the period of the contact, which is normally twenty-four months.

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                         ONTARIO INC. AND MERLIN SIERRA INC.

                 NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    (c)  Investment in shares

         The investment in shares, originally recorded at cost, has been accounted for by the equity basis.


    (d)  Capital Assets


         Capital assets are initially recorded at cost and amortized over their estimated useful lives. Furniture and fixtures are being amortized on the diminishing balance basis at a rate of 20% per year. Automobiles and computers are being amortized on the diminishing balance basis at a rate of 30% per year. Leaseholds and the telephone system are amortized on a straight line basis over the five year term of the realty lease. Software is amortized at a 100% rate.


    (e)  Revenue recognition

         Revenue from sales of television movie subscriptions from three to twelve months is recognized on a monthly basis over the term of the subscription.


    (f)  Foreign Exchange

         Assets and liabilities denominated in currencies other than United States dollars are translated at exchange rates in effect at the balance sheet date. Revenue and expense items are translated at average rates of exchange for the year. Translation gains and losses are included in the determination of earnings.


3.  RESTRICTED INVESTMENT

         Restricted investments consist of short-term marketable securities and deposits recorded at cost held as collateral by the financial institutions providing merchant credit card service to 1043133 Ontario Inc.

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                         ONTARIO INC. AND MERLIN SIERRA INC.

                 NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996




4.  CAPITAL ASSETS



                                          1997                        1996
                                              Accumulated                   Accumulated
                                 Cost         Amortization      Cost        Amortization
                                    $              $              $              $
    Furniture and fixtures      110,058         43,299        103,994         30,229
    Leaseholds                   54,902         17,988         50,470         11,829
    Telephone system            105,297         50,069        102,429         25,951
    Automobiles                  55,439         37,488         55,489         31,194
    Computers                    10,661        156,331        274,911        125,157
    Software                     98,561         23,507         14,768         11,799
                                -------        -------        -------        -------
                                734,968        328,532        602,061        236,159
                                               -------                       -------
                                               -------                       -------
    Accumulated
       amortization             328,632                       236,159
                                -------                       -------

                                406,236                       365,902
                                -------                       -------



5.  BANK LOAN

    The bank loan to Merlin Sierra Inc. bears interest at 16% with monthly principal repayments of $12,148 to June, 1997. The loan was repaid as at June 30, 1997. The loan is secured by a commercial security agreement on all assets of Merlin Sierra Inc. and personal guarantees of certain officers of Merlin Sierra Inc.

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                         ONTARIO INC. AND MERLIN SIERRA INC.

                 NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996



6.  RELATED COMPANY INFORMATION


    The companies are related by common control.

    (a)  Accounts Receivable and Accounts Payable


         Accounts receivable include amounts due from related companies totaling $1,023,096 (1996 $1,111,128). Accounts payable include amount due to related companies totaling $527,420 (1996 $562,385).


         The significant balances receivable from or (payroll to) related companies are as follows:

                                                            1997       1996

                                                              $          $

            Fifth Dimension Communications (1996)
              Corporation                                (221,517)  (370,859)
            Fifth Dimension Communications
              Holdings, Inc.                              466,915      76,154
            Fifth Dimension Capital Corporation           917,457     664,777
            Fifth Dimension Communications Atlantic Inc.     -        158,109
            Fifth Dimension SatCom Inc.                  (92.973)    (47,699)
            Turks & Caicos Island Wireless
              Television Ltd.                            (150,000)       -
            Fifth Dimension Technologies Inc.              63,386   (110,422)
            FirstLink Communications Inc.                    -        128,323


    (b)  Transactions

              Related party transactions are measured at exchange values which correspond to the amount established and agreed upon by both parties.

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                         ONTARIO INC. AND MERLIN SIERRA INC.

                 NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996


6.  RELATED COMPANY INFORMATION (continued)


         The significant transactions entered into by 1043133 Ontario Inc. with related companies are as follows:

              Rented offices from Fifth Dimension Capital Corporation for $11,956 (1996 $11,956).

              Rented satellite uplink from 841161 Ontario Limited for $15,704 (1996 $15,704) and space for broadcasting facilities for $10,129 (1996 $10,754). Prepaid expenses include prepaid rent to 841161 Ontario Limited of $107,737 (1996 Nil).

              Purchased accounting and administrative services from Fifth Dimension Capital Corporation for $45,965 (1996 $45,675).

              Purchased engineering services from Fifth Dimension Satcom Inc. for $70,931 (1996 $93,007).

              Purchased full period satellite space segment from Fifth Dimension Communications (1996) Corporation for $264,854 (1996
              Nil) and occasional use satellite space segment for $13,772 (1996
              Nil) and rented broadcasting equipment for $17,130 (1996
              $31,957).

              Purchased subscriber activation system from FirstLink Communications Inc. for $10,310 (1996 $44,973).

              Rented a hospitality suite from Fifth Dimension Technologies Inc. for $18,832 (1996 $18,79$) and purchased computer equipment for $19,580 (1996 $3,471).

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                         ONTARIO INC. AND MERLIN SIERRA INC.

                 NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996


6.  RELATED COMPANY INFORMATION (continued)

         The significant transactions entered into by Fifth Dimension Communications (Barbados) Inc. with related companies are as follows:

              Rented broadcasting equipment for $25,695 (1996 Nil) and purchased occasional use satellite space segment for $20,657 (1996 Nil) from Fifth Dimension Communications (1996) Corporation. Purchased full period satellite space segment from Fifth Dimension Communications (1996) Corporation for $132,427 (1996 Nil).

              Purchased engineering services from Fifth Dimension Satcom Inc. for $93,321 (1996 Nil).

    (c)  Commitments

         Commitments by 1043133 Ontario Inc. to related companies are as follows:

              The minimum amounts of future lease payments to 841161 Ontario Limited for office accommodation are $40,000 for each of 1998 and 1999.

              The minimum amounts of future lease payments to 841161 Ontario Limited for a satellite uplink facility are $62,000 for 1998 and $31,000 for 1999.

              The minimum amounts of future lease payments to Fifth Dimension Capital Corporation for office facilities are $48,000 for 1998 and 1999.

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                         ONTARIO INC. AND MERLIN SIERRA INC.

                 NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996



6.  RELATED COMPANY INFORMATION (continued)


         The minimum amount of future lease payments to Fifth Dimension Communications (1996) Corporation are $128,070 for 1998.

         A commitment to Fifth Dimension Satcom Inc. for the purchase of engineering services in amounts which are based on usage.


7.  THIRD PARTY COMMITMENT AND CONTINGENT LIABILITIES

    Commitments of Fifth Dimension Communications (Barbados) Inc.

         The Company will be committed as of July 1, 1997 for purchases of full period space segment on three additional satellite transponders totaling $22.5 million during the estimated five year life of the contracts.

         The Company has committed as of March 31, 1997 to purchase full period space segment totaling $5.4 million to December 31, 1999.

    Fifth Dimension Communications (Barbados) Inc. and 1043133 Ontario Inc. have given a guarantee to the vendor in regard to the unpaid purchase price for the acquisition of the business of Merlin Sierra for a total amount of $850,000. The balance owing as at June 30, 1997 was $591,628 (1996 Nil)

    1043133 Ontario Inc. has a commitment to purchased promotional video services of $217,000 in each of 1998 and 1999.

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                         ONTARIO INC. AND MERLIN SIERRA INC.

                 NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1997 AND 1996




8.  CAPITAL STOCK

    AUTHORIZED

         Fifth Dimension Communications (Barbados) Inc. is authorized to issue an unlimited number of common shares and redeemable non-voting preference shares. Non-cumulative dividends on both classes of shares may be declared at the discretion of the directors.

         1043133 Ontario Inc. is authorized to issue an unlimited number of common shares.

         Merlin Sierra Inc. is authorized to issue 50 common shares.

         ISSUED

                                                              1997     1996
                                                               $         $
         Fifth Dimension Communications (Barbados) Inc.
              100  Common shares                             100       100

         1043133 Ontario Inc.
              100  Common shares                              72        72

         Merlin Sierra Inc.
              100 Common shares                              100       100
                                                             -----     -----

                                                             272       272
                                                             -----     -----
                                                             -----     -----

9.       FAIR MARKET VALUE

         The carrying amounts of the current assets and liabilities, restricted investments and investment in shares approximate fair market values.

10.      INCOME TAXES

         The Companies have accumulated timing differences relating to a write down of accounts receivable which, if recognized, would have resulted in a deferred income tax debit of $365,000 (1996 $351,000). A valuation allowance for deferred tax assets was booked for $365,000 (1996 $351,000).

                                   SCHEDULE 7.2(c)

                       LETTER OF UNDERSTANDING OF 14 APRIL 1997

                                      [attached]

April 14, 1997



To: 1043133 Ontario Inc.
    Fifth Dimension (Barbados) Inc.
    Merlin Sierra, Inc.
    Fifth Dimension Communications (1996) Corporation

    c/o Douglas Duncan
    2500 Don Reid Drive
    Ottawa, Ontario
    K1H 8P5


Dear Mr. Duncan:


This letter sets forth certain terms upon which New Frontier Media, Inc., a Colorado Corporation, ("New Frontier") is interested in acquiring certain assets and services from the above-noted companies. Such assets shall be acquired by a wholly-owned subsidiary company to be formed by New Frontier for such purpose, which company will be a Nevada corporation tentatively named "Nevada Satellite Broadcasting, Inc." (the "Purchaser"). The Purchaser shall not acquire any stock or shares of any of the above-noted companies.


DEFINITIONS


In this letter:

    "5DB" means Fifth Dimension (Barbados) Inc., a Barbados corporation;

    "Adult Companies" means 5DB, Merlin and XTC;

    "Adult Movies Business" means all any present or contemplated satellite broadcast services on television or any other medium, including cable and the Internet, which broadcasts, replays, and/or otherwise exploits feature length adult programming and all related promotional content and other programming of a non-rated or X-rated nature and whose main theme embodies nudity and sexually explicit material between consenting adults and such other related business assets as are necessary for the operation thereof as are as set forth in the Valuation. This shall include the services and advertising and promotional materials for broadcast services currently operating under the trade names "Exxxtasy", "True Blue", and "Venus" and any other similar contemplated services;

    "Closing" means the closing of the Transaction and "Closing Date" means the date on which the Closing takes place;

    "Communications" means Fifth Dimension Communication (1996) Corporation, a Canadian company;

    "Merlin" means Merlin Sierra, Inc., a California corporation;

    "Ottawa Call Center" means the subscription and pay-per-view call center at Ottawa now operated by the Adult Companies;

    "Subject Assets" means:

         (a) any and all trademarks, proprietary rights and other intellectual property rights owned by the Adult Companies or any of them and associated with the Adult Movies Business Assets. These include, but are not necessarily limited, to trade names, trademarks and/or service marks. Without limiting the generality of the foregoing, it is understood that the trade names and marks "Venus" and "Venus TV" are not owned by the Adult Companies and will not be available for use at the Closing;


         (b) (subject to the provisions related thereto below in this letter) equipment and necessary technology (the "Uplink Equipment") for the operation of a satellite operation uplink facility (the "UpLink Facility") at a suitable location in Nevada to be chosen by New Frontier. The Uplink Equipment shall be in operating order and shall be substantially similar in condition and function to the equipment and technology (the "Ottawa Uplink Equipment") currently being used by the Adult Companies at its uplink facility in Ottawa, Ontario (the "Ottawa Uplink Facility");


         (c) all hardware and equipment now used at the Ottawa Call Center (which shall be delivered to the Purchaser forthwith after the Purchaser ceases to make use of the Ottawa Call Center) a fully paid, royalty free license to use one copy of the "First Link" subscription management software now used at the Ottawa Call Center, and an assignment of licenses for any third party software used in connection with the Ottawa Call Center;

         (d) any and all rights the Adult Companies may have in adult programming in any format (including master tapes) including feature length films and other films that contain motion picture material that is non-rated or X-rated and whose main theme embodies sexually explicit material between consenting adults, and all promotional materials and programming related thereto. No representation or warranty is made with respect to the transferability or assignability of such programming to New Frontier;

         (e) all programming developed by or on behalf of the Adult Companies to market and advertise the Adult Movie Business. No representation or warranty is made with respect to the transferability or assignability of such programming to New Frontier;

         (f) all subscriptions for Adult Movie services at Closing, all subscriber lists, past and present, and any other marketing data related thereto, which is in the possession of the Adult Companies;

         (g) a complete list of all advertisers, marketing partners and vendors used by the Adult Companies in relation to the Adult Movies Business and related services, with contact names, mailing addresses, and phone and fax numbers; and

         (h) all rights the Adult Companies have in 1-800 phone numbers used in the Adult Business and in any World Wide Web addresses and websites used in the Adult Business;

    "Transaction" means the transaction(s) contemplated in this letter;

    "Uplink Moving/Installation Costs" means the sum of all costs of equipment to be included in the Uplink Equipment, all labor costs and related expenses necessary for the installation of the Uplink Equipment (including incurred travel, long-distance, accommodation, and meal costs), and all customs, duties, taxes, and tariffs relating to the importation of equipment and technology in the United States;

    "Valuation" means the VALUATION OF ADULT COMPANIES AS OF MARCH 31, 1997 previously provided by the Adult Companies to New Frontier; and

    "XTC" means 1043133 Ontario Inc., an Ontario corporation.


PROPOSED ACQUISITION


GENERAL. The Purchaser proposes to acquire the Subject Assets from the Adult Companies. In addition, the Purchaser shall acquire subleases for certain satellite transponders (as described below) and certain services to be provided by the Adult Companies (as described below). The Purchaser shall honor all unfulfilled customer subscriptions in existence at Closing (without credit from the Adult Companies for unearned, prepaid subscription revenue), provided that no subscriptions shall extend for a period of more than 12 months after Closing.

CLOSING. The Closing shall be 30 June 1997 or sixty (60) days after the execution of a definitive asset purchase agreement and any ancillary agreements, whichever last occurs. The parties will cooperate in establishing a schedule of important dates and deadlines related to the completion of the Transaction.

UPLINK. As part of the acquisition and the purchase price to be paid therefor, the Adult Companies shall provide and install (in operating order) the Uplink Equipment at the Uplink Facility. It is anticipated that the location of the Uplink Facility will be near Las Vegas, Nevada.

The Adult Companies shall be responsible for all Uplink Moving/Installation Costs. All costs associated with the acquisition, preparation and necessary approvals and licenses for the Uplink Facility (excluding the Uplink Equipment and Uplink Moving/Installation Costs) shall be borne by the Purchaser. A complete list of the Uplink Equipment shall be included as a schedule to the definitive asset purchase agreement. To the extent that the Purchaser wants equipment and technology at the Uplink Facility that is not similar to the Ottawa Uplink Equipment, the Purchaser shall be responsible for all costs related to the acquisition and installation thereof.

    Communications and the Purchaser shall enter into an "Uplink Services Agreement" pursuant to which Communications will provide the services to supervise the installation of the Uplink Equipment at the Uplink Facility and to assist in acquiring the licenses and approvals necessary for operation of the Uplink Facility. In addition, an employee of Communications will be made available, at the Purchaser's expense (but with mark-up by Communications), on a full-time basis to manage the Uplink Facility during its first month of operations and for a one-week period during each of the following six months. All travel, living and other incidental costs associated with such services shall be paid for by the Purchaser. The Uplink Services Agreement shall be terminable at the option of the Purchaser at any time and shall include a provision that requires the Purchaser to pay $100,000 to Communications if the Purchaser or a related entity hires any employee or ex-employee of Communications on or before the 2nd anniversary date of the Closing Date.

CALL CENTER. The Adult Companies agree to receive and process subscriber calls from the Ottawa Call Center for a period of up to nine (9) months from the Closing, at a flat, prepaid monthly rental of US$275,000 and on other terms to be negotiated in a "Call Center Agreement". The Purchaser shall give the Adult Companies sixty (60) days prior written notice of its intention to terminate its use of the Ottawa Call Center prior to the end of the said nine (9) month period.

TRANSPONDERS. Communications and Barbados agree, as set forth below, to provide the Purchaser with sublease rights (pursuant to "Transponder Sublease Agreements") for four (4) satellite transponders to be used for the Adult Movie Business after Closing. Three (3) of the transponders will be suitable for adult movie channels and one (1) will be suitable for advertising or "barker" programming. The amounts to be paid by the Purchaser for such rights shall not exceed the actual costs paid or required to be paid by the sublessor therefor, with the exception that the Purchaser shall bear any additional costs or expenses associated with upgrading the rights and interests in the particular transponders (for example, to a "Silver Service"). Provided that they are operational, the transponders to be provided shall include two (2) T5 transponders (supplied by Barbados), one (1) additional T5 transponder (if rights thereto can be acquired for such purpose by Barbados) or one suitable replacement therefor (if such T5 transponder cannot be so acquired), and one (1) T4 transponder (supplied by Barbados). Until the successful launch of the T5 satellite or a replacement therefor, the Purchaser shall be entitled to sublease the transponders now used in relation to the Adult Movie Business.

The Transponder Sublease Agreements shall be on the same terms and conditions as the sublessor thereof has leased the applicable transponders, except that payments shall be due five (5) working days before the date on which the sublessor is required to pay the same. The Purchaser shall be entitled to the same renewal rights in respect thereof as the sublessor may have. New Frontier will guarantee all obligations of the Purchaser under the Transponder Sublease Agreements. The Transponder Sublease Agreements shall require the Purchaser to provide to the sublessor a security deposit equal to (and on the same terms as) the security deposit paid by the sublessor to the lessor of the applicable transponder or (if the sublessor has not then made a security deposit) in an amount equal to the monthly lease rate for the transponder under the applicable sublease.

To the extent that Communications may obtain rights in any transponders on Nahuel, AsiaSat and Intelsat satellites and desire to sublease all or a portion thereof for use in adult movie programming, Communications shall give the Purchaser a right of first refusal to obtain such sublease on terms typically offered by Communications to its customers, which right must be exercised by the Purchaser within seven (7) days after notice of such opportunity is given to the Purchaser by Communications.


KEY PAYMENT TERMS

In consideration for the Transaction, the Adult Companies shall receive the following:

    (a) US$3,500,000 on Closing, including a US$100,000 deposit which shall be paid to the Adult Companies upon execution of the definitive asset purchase agreement (which deposit shall be held in escrow by a mutually agreed upon third party lawyer in Ottawa, Ontario and shall be non-refundable if the Transaction does not close, unless the failure to close is solely attributable to breach of the definitive asset purchase agreement by the Adult Companies);

    (b) the greater of (i) shares in the stock of New Frontier having a value of US$3,400,000 (calculated on the basis of the weighted-average trading price of the stock on the last day stock was traded by arms-length third parties (excluding New Frontier and its directors, officers, and employees, and their relatives) prior to the Closing
         Date) and (ii) 840,000 such shares. It is understood that these shares of stock and the warrants (describe in paragraph (c) below) and issuable shares therefrom have not been or will not have be registered under the SECURITIES ACT OF 1933 or applicable state securities laws and shall not be sold, pledged hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except on the issuance to New Frontier of a favorable opinion of counsel, in each such case, to the effect that any such transfer shall not be in violation of the Securities Act of 1933 or the applicable state securities laws;

    (c) warrants to purchase sufficient shares in the stock of New Frontier so that if all warrants were exercised the total stock owned by the Adult Companies would represent 20% of the issued stock of New Frontier. Such warrants shall be exercisable at the weighted-average trading price of the stock on the last day stock was traded by arms-length third parties (excluding New Frontier and its directors, officers, and employees, and their relatives) prior to the Closing Date, which warrants shall not be assignable without the prior consent of New Frontier;

    (d) a promissory note from the Purchaser, guaranteed by New Frontier, for a face value of US$1,000,000, and secured by a second charge against the assets of the Purchaser and guaranteed by New Frontier. The term of the note shall be three (3) years, at the end of which the full principal amount of the Promissory Note shall be payable. Interest shall be paid at the end of the first year and thereafter shall be payable on a monthly basis until the Promissory Note is paid in full. Interest shall be calculated at the rate of prime plus one percent (1%), based on the prime rate of Bank One, but in no event shall be greater than nine percent (9%) per annum or less than six percent (6%) per annum; and

    (e) The Adult Companies shall be entitled to the any and all Formula Profits of the Purchaser exceeding US$ 2 million in the first 12 months of the Purchaser's operations after the Closing. "Formula Profits" shall equal the total revenue derived from operations less the actual operating costs, provided the actual operating costs related to the Adult Movie Business do not exceed 125% of the projected costs set forth in the Valuation. The Formula Profits shall be payable by not later than 90 days after the end of such 12 month period.


OTHER PROVISIONS

DIRECTORS. The Adult Companies shall be entitled to appoint at least one member of the Board of Directors for New Frontier. In addition to the appointed board member, the Adult Companies shall be entitled to have one additional non-voting representative receive notice of and attend and participate at New Frontier board meetings; such representative shall enjoy all the rights and privileges of board members except for the right to vote and shall have all of his reasonable travel and lodging costs (related to attendance at board meetings) paid for by New Frontier.

NON-COMPETITION. The Adult Companies, their directors, officers and shareholders (including Douglas Duncan, Stuart Duncan and Daniel Bender) agree to enter into "Non-Competition Agreements" in which they agree not to directly or indirectly engage or participate in any business that directly or indirectly will compete or otherwise participate in the distribution, production or broadcasting of Adult Programming in any geographic being served by the Purchaser. Adult programming shall be defined as the motion picture material in any format that is of a non-rated or X-rated nature and whose main theme embodies sexually explicit material between consenting adults.

FINANCIAL STATEMENTS. The Adult Companies will provide audited financial statements for the 12 month period ending 30 June 1997 (including a balance sheet at such date and statements of earnings for the years ended on 30 June 1996 and 1997 as required for SEC filings). The definitive asset purchase agreement shall contain a price adjustment clause to deal with increases or deceases in the consideration payable in respect of the Transaction if the audited pre-tax profits for the period ending 30 June 1997 are more or less than US$2,000,000 after the following adjustments thereto are made:

    (a) add-back of salaries and benefits paid to Douglas Duncan and his assistant Nina Frid, Stuart Duncan and Dan Bender, which in the aggregate are in excess of $200,000;

    (b) add-back of salaries and benefits, and termination costs, related to Judith Christou, Richard Latham, and Nina Frid, and termination costs related to other employees;

    (c) an adjustment so that the average monthly cost of movies is reduced to US$75,000;

    (d) add-back of amounts paid to VTV and expenses in the accounts of an Adult Company;

    (e) add-back of amounts paid to lawyer in connection with this and previous acquisitions and proposed acquisitions of or by the Adult Companies or any of them (including the acquisition of Merlin Sierra);

    (f) add-back of the amount (if any) by which the transponder costs incurred in January 1997 exceeded the average monthly transponder costs over the preceding 3 months;

    (g) add-back of promotional and entertainment costs related to the corporate suite at the Corel Centre in Ottawa;

    (h) add-back of payments made to Jeff Gold, Galaxy Communications International Inc and Surmount Inc. which payments have been expensed in the accounts of 5DB;

    (i) add-back of all costs related to The Valley Center office, including rent paid to Dan Bender and salaries and termination allowances paid to staff of such office;

    (j) add-back of automobile lease payments made on behalf of Douglas Duncan and Stuart Duncan;

    (k) add-back of payments made to RocketSoft Inc, for services provided by Denis Dagernais;

    (l)  add-back of interest paid on Best Bank loan (regarding Merlin Sierra);

    (m)  add-back of payments made to On-line Enterprises and Jack Michaelson;
         and

    (n) add-back of AT&T telephone penalty for not meeting contractual commitment.

New Frontier will guarantee all payments to be made by the Purchaser under the terms of the definitive asset purchase agreement and other ancillary agreements and such guarantee shall be secured by a charge against New Frontier's assets that ranks subordinate only to a charge, if any, in favor of New Frontier's principal bankers.


ANCILLARY AGREEMENTS

The parties acknowledge and agree that the anticipated acquisition will require several ancillary agreements, including without limitation the Call Center Agreement, the Transponder Sublease Agreements, the Uplink Service Agreement, and Non-Competition Agreements (referred to above).

In addition, the Purchaser will enter into a one year employment contract with Daniel Bender. The total compensation (salary, benefits and other compensation) to be paid under that employment contract shall be US$100,000.00. Mr. Bender will not be required to relocate to provide services under such contract.

In addition, the Purchaser will enter into an "Audio/Visual Production Agreement" with Diorio Productions Inc., in which the Purchaser agrees to purchase Cdn$30,000 per month worth of interstitial programming for its adult channels for the period of nine (9) months following the Closing.


GENERAL

This letter is intended to outline and clarify what we believe to be our mutual understandings concerning the general terms and conditions of this proposed transaction. Additional issues will need to be discussed and negotiated. The willingness and ability of the parties to complete the proposed transaction depend upon:

    (a) the ability of New Frontier to successfully finance the proposed acquisition;

    (b) the successful completion of a pre-closing due diligence review by all parties (and, in that regard, the parties agree to execute confidentially agreements prohibiting the use of any confidential information obtained during the due diligence investigation or otherwise from being used in any manner except for the limited purpose of due diligence investigation and evaluating the Transaction). The definitive asset purchase agreement will require the parties to represent and warrant that all information and materials provided during the due diligence process is true and accurate; and

    (c) the entering into of a definitive asset purchase agreement and other ancillary agreements to be negotiated between the applicable parties.

    Assuming you find the contents of this letter to be acceptable, please sign and acknowledge the same below on or before 15 April 1997.

    This letter and the acknowledgement and acceptance below may be signed in one or more counterparts.


                                       Sincerely,

                                       New Frontier Media, Inc.


                                       /s/ Mark H. Kreloff
                                       --------------------------
                                       Mark H. Kreloff
                                       President


Acknowledged and accepted this 14th day of April, 1997 on behalf of 1043133 Ontario Inc., Fifth Dimension (Barbados) Inc., Merlin Sierra, Inc., and Fifth Dimension Communications (1996) Corporation.



                                       /s/ Douglas Duncan
                                       --------------------------
                                       Douglas Duncan



                                       /s/ Stuart Duncan
                                       --------------------------
                                       Stuart Duncan




                                       --------------------------
                                       Daniel Bender

                                   SCHEDULE 7.3(f)


                                     ENCUMBRANCES



None.

                                   SCHEDULE 7.3(g)

                        MATERIAL LOSSES OF ORDERS OR CUSTOMERS



None.

                                    SCHEDULE 7.3(h)


                        MATERIAL ADVERSE EVENTS AND CONDITIONS



In July 1997, Lorel Skynet (the lessor of certain satellite transponders used in connection with the Seller's Adult Movies Business) threatened to cancel the applicable leases for such transponders because of non-payment by Fifth Dimension Communications (Barbados) Inc. of amounts owning from it to Lorel Skynet with respect to a satellite transponder not used in connection with Sellers' Adult Movies Business. The matter has been resolved.

                                     SCHEDULE 7.5

                                      TRADEMARKS


EXXXTASY ADULT TELEVISION (U.S. Trademark Registration No. 1931208)

XTC-COM (U.S. Trademark Application No. 255506/75)

EXXXTASY (U.S. Trademark Registration No. 1916844)

TRUE BLUE (U.S. Trademark Application No. 255508/75)

                                     SCHEDULE 7.8

                              DEALERS/DISTRIBUTORS LIST

                                      [attached]

1043133 ONTARIO INC.
SUMMARY OF REVENUE - CABLE



Name                              May-96    Jun-96    Jul-96    Aug-96    Sep-96    Oct-96
-------                           ------    ------    ------    ------    ------    ------
American Telecast Inc.

Antiles Wireless

Aventura Cable                      250       199       221       145       167       179

Entertainment Connections            48        48        48        83        83        83

Interact Private Cable

Omega Communications                 53        33        55        49        55        57

Private Cable                                                                          95

T.V. Cable LTDA                                                                       801

Pulsar Video                        107       215       113       119       129       131
                                  -------------------------------------------------------------------
                                  -------------------------------------------------------------------
                                    458       494       436       395       433     1,344


Name                             Nov-96    Dec-96    Jan-97    Feb-97    Mar-97    Apr-97     Total
--------                          ------    ------    ------    ------    ------    ------     -----
American Telecast Inc.                                   95        30        38        41       204

Antiles Wireless                                      1,412       541       597       474     3,024

Aventura Cable                        -         -       260       360       221       245     2,246

Entertainment Connections            83        83        83        83        83        83       885

Interact Private Cable                        200       347       294       518       737     2,094

Omega Communications                 53        60       105        43        53        51       665

Private Cable                        95        95        95        95        95        95       665

T.V. Cable LTDA                   1,027     1,119     1,246       793     5,270     5,929    16,185

Pulsar Video                        133       137       140       138       146       138     1,646
                                  -------------------------------------------------------------------
                                  -------------------------------------------------------------------
                                  1,390     1,693     3,783     2,376     7,020     7,792    27,615



1043133 ONTARIO INC.
SUMMARY OF REVENUE - HOTELS US


Name                             May-96    Jun-96    Jul-96    Aug-96    Sep-96    Oct-96    Nov-96
----                             ------    ------    ------    ------    ------    ------    ------

California Business Systems
---------------------------
Landmark Inn, Ontario, CA.                                                  150       150       150
Comfort Inn Fontana                                                          75        75        75

Carrier Motor Lodge                  75        75        75        75        75        75        75

Regency Hotel, Dallas                48        48        48        48        48        48        48

Executive Motor Inn

Fifth Avenue Motel                   25        25        25        25        25        25        25

Relax Inn Forest Hill                60        30        30        30        30        30        30

R.A. Satellite Systems
----------------------
Diamond Inn Motel
Mustang Inn
Sony Motel

Gallery Holiday Motel               105       105       105       105       105       105       105

Loop Inn Motel                      152       152       152       152       152       152       152

Oassis Motel                        105       105       105       105       105       105       105

Redhill Motel                                                                44        44        44

Galavu Entertainment
--------------------
San Clemente                                            275       275       275       275       275
Atlanta                             613       613       613       613       613       613       613
Bloomington                                                                           315       315
Norcross                                                          308       308       308       308
Raphine                                                           215       215       215       215
Tucker                                                            283       283       283       283

Aloha Hotel                         102        51        51        51        51        51        51

Amit Hotel                                                                  600

Dixie Motel                                   720

Gateway Motel

Linden Motor Inn                                                            720

Tropic Garden Motel                 106       106       106       106       106       106       106
Uptown Motel
                                   -----------------------------------------------------------------
                                  1,284     2,029     1,584     2,389     3,978     2,973     2,973
                                   -----------------------------------------------------------------
                                   -----------------------------------------------------------------


Name                             Dec-96    Jan-97    Feb-97    Mar-97    Apr-97     Total
---------                         ------    ------    ------    ------    ------     ------
California Business Systems
---------------------------
Landmark Inn, Ontario, CA.          150       150       150       150       150     1,200
Comfort Inn Fontana                  75        75        75        75        75       600

Carrier Motor Lodge                  75        75        75        75        75       900

Regency Hotel, Dallas                48        48        48        48        48       576

Executive Motor Inn                                     165         -         -       165

Fifth Avenue Motel                   25        25        25        25        25       297

Relax Inn Forest Hill                30        30        30        30        30       390

R.A. Satellite Systems
----------------------
Diamond Inn Motel                    30        75        75        75        75       330
Mustang Inn                          75        75        75        75        75       375
Sony Motel                           75        75        75        75        75       375

Gallery Holiday Motel                70       105        70        70        70     1,120

Loop Inn Motel                      152       152       152       152       152     1,824

Oassis Motel                        105       105       105       105       105     1,260

Redhill Motel                        20        44        44        44        44       328

Galavu Entertainment
--------------------
San Clemente                        201       275       275       275       275     2,676
Atlanta                             287       613       613       613       613     7,024
Bloomington                         305       315       315       315       315     2,195
Norcross                             21       308       308       308       308     2,481
Raphine                             157       215       215       215       215     1,877
Tucker                               28       283       283       283       283     2,288

Aloha Hotel                          36        51        51        51       306       903

Amit Hotel                                                                            600

Dixie Motel                                                                           720

Gateway Motel                                 576                                     576

Linden Motor Inn                                                                      720

Tropic Garden Motel                  46       106       106       424         -     1,318
Uptown Motel                                                                193       193
                                   --------------------------------------------------------
                                  2,011     3,774     3,328     3,481     3,505    33,312
                                   --------------------------------------------------------
                                   --------------------------------------------------------



1043133 ONTARIO INC.
SUMMARY OF REVENUE - HOTELS CDN


NAME                      MAY-96    JUN-96    JUL-96    AUG-96    SEP-96    OCT-96    NOV-96
------                    ------    ------    ------    ------    ------    ------    ------
Sky Cable
----------
Fredericton               124       124       124       124       124       124
Halifax                   193       193       193       193       193       193       193
Bathhurst                 113       113       113       113       113        65
Brampton                  116       116       116
Darthmouth                130        87        87
Newmarket                 109       109       109
Pickering                 116       116       116
Totronto Airport          682       682       682

Galavu Entertainment
--------------------
Belleville                340       340       340       340       340       340       340
Brampton                                                173       173       173       289
Cambridge
Darthmouth                                              217       217       217       217
Fredericton               161       161       161       161       161       161       161
Guelph                    214       214       214       214       214       214       214
Hamilton
Huntville                                                                             195
Kanata                                                                                278
Kingston1
Kingston2
London (Hotel)                                                                        329
London (Inn)
London (Suites)           313       313       313       313       313       313       313
Newmarket                                               273       273       273       273
North Bay
Oshawa                                                                      214       214
Ottawa (Suites)           567       567       567       567       567       567       567
Ottawa (Inn)
Pickering                                               289       289       289       289
St-Catherines                                                               268       268
Sudbury1                  214       214       214       214       214       214       214
Sudbury2                  217       217       217       217       217       217       217
The Sault                 219       219       219       219       219       219       219
Thunderbay                214       214       214       214       214       214       214
Toronto Airport                                         682       682       682       682
Waterloo1                 417       417       417       417       417       417       417
Waterloo2
Whitby                                                                      278       278
Windsor1                  342       342       342       342       342       342       342

                         ------------------------------------------------------------------
                         ------------------------------------------------------------------
Totals                  4,801     4,757     4,757     5,282     5,282     5,993     6,722



NAME                      DEC-96     JAN-97   FEB-97     MAR-97   APR-97    TOTAL
-------                   ------     ------   ------     ------   ------    -----
Sky Cable
-----------
Fredericton                                                                 745
Halifax                    96       193       193       193        96     2,119
Bathhurst                                                                   632
Brampton                                                                    347
Darthmouth                                                                  303
Newmarket                                                                   327
Pickering                                                                   347
Totronto Airport                                                          2,046

Galavu Entertainment
---------------------
Belleville                170       340       340       340       340     3,907
Brampton                  289       289       289       289       289     2,253
Cambridge                                     228       228       228       683
Darthmouth                217       217       217       217       217     1,950
Fredericton                80       161       161       161       161     1,846
Guelph                    107       214       214       214       214     2,461
Hamilton                  161       161       161       161       161       803
Huntville                 170       195       195       195       195     1,146
Kanata                    241       278       278       278       278     1,632
Kingston1                                               276       276       551
Kingston2                                               158       158       316
London (Hotel)             76       329       329       329       329     1,721
London (Inn)               57       214       214       214       214       913
London (Suites)           156       313       313       313       313     3,599
Newmarket                 273       273       273       273       273     2,456
North Bay                                                         112       112
Oshawa                     57       214       214       214       214     1,341
Ottawa (Suites)           284       567       567       567       567     6,522
Ottawa (Inn)              135       185       185       185       185       873
Pickering                 289       289       289       289       289     2,600
St-Catherines              72       268       268       268       268     1,677
Sudbury1                  107       214       214       214       214     2,461
Sudbury2                  108       217       217       217       217     2,492
The Sault                 110       219       219       219       219     2,523
Thunderbay                107       214       214       214       214     2,461
Toronto Airport           682       682       682       682       682     6,139
Waterloo1                 209       417       417       417       417     4,799
Waterloo2                                     227       227       227       682
Whitby                    130       278       278       278       278     1,799
Windsor1                  171       342       342       342       342     3,938

                         ------------------------------------------------------------------
                         ------------------------------------------------------------------
Totals                  4,554     7,281     7,736     8,170     8,186    73,522



Date:  9/10/97  9:07:40 AM    1043133 Ontario Inc.                    Page:   1
                             CUSTOMER ADDRESS LIST            USER ID: DANIELLE
                             Receivables Management
Ranges:
   Customer ID:      First-Last
   Sales Territory:  First-Last                   Postal Codes:    First-Last
   Customer Class:   First-Last                   Province:        First-Last
   User-Defined 1:   First-Last                   Telephone:       First-Last
   Salesperson ID:   First-Last                   Contact Person:  First-Last
   Customer Name:    First-Last
Sorted: by Class ID


 Customer ID  Name                                                                                Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------
ANT1002       ANTILLES WIRELESS                                                                   CABLE PPV (US)    DEBBIE
 Address:     PO BOX 2299                           Telephone 1:   (308) 635-1131   Ext.   0000
                                                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:        SCOTTSBLUFF                           Fax Number:    (000) 000-0000   Ext.   0000
 Province:    NE     Postal Code:69363-2299
 Country:     USA


ATILV001      A.T.I. SUPER. OF LAS VAGAS                                                          CABLE PPV (US)    KIRK JOHNSON
 Address:     5575 TECH CENTER DR.                  Telephone 1:   (702) 566-9414   Ext    0000
              SUITE 300                             Telephone 2:   (000) 000-0000   Ext.   0000
 City:        COLORADO SPRINGS                      Fax Number:    (000) 000-0000   Ext.   0000
 Province:    CO     Postal Code:80919
 Country:     USA


CASU019       CABLE USA                                                                           CABLE PPV (US)    DEB WILLIAMSOM
 Address:     PO BOX 2299                           Telephone 1:   (308) 635-1131   Ext.   0000
                                                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:        SCOTTSBLUFF                           Fax Number:    (308) 635-2721   Ext.   0000
 Province:    NE     Postal Code:69363-2299
 Country:     USA


COMC003       COMCAST CABLEVISION OF HALLAND                                                      CABLE PPV (US)    JOE PINO
 Address:     20191 N.E. 16TH COURT                 Telephone 1:   (305) 770-3600   Ext.   0000
                                                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:        NORTH MIAMI                           Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33179
 Country:     USA


COMC003       COMCAST CABLEVISION OF HALLAND                                                      CABLE PPV (US)    CRAIG SNEDEKER
 Address:     900 SOUTH DIXIE HWY.                  Telephone 1:   (305) 770-3600   Ext.   0000
                                                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:        HALLANDALE                            Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33009
 Country:     USA


ECIV004       ENTERTAINMENT CONNECTION INC.                                                       CABLE PPV (US)    DAVID LANSING
 Address:     2875 NORTHWIND DR.                    Telephone 1:   (517) 333-8899   Ext.   0000
              SUITE 225                             Telephone 2:   (000) 000-0000   Ext.   0000
 City:        EAST LANSING                          Fax Number:    (000) 000-0000   Ext.   0000
 Province:    MI     Postal Code:48823
 Country:     USA


IPC8P005      IPC. BEST WESTERN BEACH PLAZA                                                       CABLE PPV (US)    ED BURKHOFF
 Address:     BEST WESTERN BEACH PLAZA              Telephone 1:   (954) 452-5307   Ext.   0000
              2400 E. COMMERCIAL BLVD.              Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA



Date:  9/10/97                1043133 Ontario Inc.                    Page:   2
                             CUSTOMER ADDRESS LIST


Customer ID   Name                                                                                Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------
PCCH007       IPC COMFORT & HAMPTON INNS                                                          CABLE PPV (US)    ED BURKHOFF
 Address:     COMFORT & HAMPTON INNS                Telephone 1:   (954) 452-5307   Ext.   0000
              2400 E. COMMERCIAL BLVD.              Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA


PCCH011       IPC HOWARD J. CROSSWAY HOTEL                                                        CABLE PPV (US)    ED BURKHOFF
 Address:     HOWARD J. CROSSWAY HOTEL              Telephone 1:   (954) 452-5307   Ext.   0000
              2400 E. COMMERCIAL BLVD.              Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA


PCDI017       I.P.C. DAY INN WEST PALM BEACH                                                      CABLE PPV (US)    ED BURKHOFF
 Address:     INTERACT PRIVATE CABLE                Telephone 1:   (954) 452-5307   Ext.   0000
              2400 EAST COMMERCIAL BLVD.            Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA


PCDZ008       IPC DEZERLAND                                                                       CABLE PPV (US)    ED BURKHOFF
 Address:     DEZERLAND                             Telephone 1:   (954) 452-5307   Ext.   0000
              2400 E. COMMERCIAL BLVD.              Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA


PCFL016       I.P.C. FORT LAUDERDALE                                                              CABLE PPV (US)    ED BURKHOFF
 Address:     INTERACT PRIVATE CABLE                Telephone 1:   (954) 452-5307   Ext.   0000
              2400 EAST COMMERCIAL BLVD.            Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA


IPCGG010      IPC HOWARD J. GOLDEN GLADES                                                         CABLE PPV (US)    ED BURKHOFF
 Address:     HOWARD J. GOLDEN GLADES               Telephone 1:   (954) 452-5307   Ext.   0000
              2400 E. COMMERCIAL BLVD.              Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA


IPCIS009      IPC HAMPTON INN ISLAMORADA                                                          CABLE PPV (US)    ED BURKHOFF
 Address:     HAMPTON INN ISLAMORADA                Telephone 1:   (954) 452-5307   Ext.   0000
              2400 E COMMERCIAL BLVD.               Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA


IPCMA006      IPC BEST WESTERN MIAMI AIRPORT                                                      CABLE PPV (US)    ED BURKHOFF
 Address:     BEST WESTERN MIAMI AIRPORT            Telephone 1:   (954) 542-5307   Ext.   0000
              2400 E. COMMERCIAL BLVD.              Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA



Date:  9/10/97                1043133 Ontario Inc.                    Page:   3
                             CUSTOMER ADDRESS LIST


Customer ID   Name                                                                                Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

IPCTC012      IPC THE CHATEAU                                                                     CABLE PPV (US)    ED BURKHOFF
 Address:     THE CHATEAU BY THE SEA                Telephone 1:   (954) 453-5307   Ext.   0000
              2400 E COMMERCIAL BLVD.               Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA


IPCWPBO18     IPC C0MORT INN WEST PALM BEACH                                                      CABLE PPV (US)    ED BURKHOFF
 Address:     2400 EAST COMMERCIAL BLVD.            Telephone 1:   (954) 452-5307   Ext.   0000
                                                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext.   0000
 Province:    FL     Postal Code:33308
 Country:     USA


 0MEG013      OMEGA COMMUNICATIONS SYST.                                                          CABLE PPV (US)    LEONARD WEINER
 Aodress:     DALLAS TEXAS SITE                     Telephone 1:   (901) 384-7784   Ext.   0000
              PO BOX 171311                         Telephone 2:   (000) 000-0000   Ext.   0000
 City:        MEMPHIS                               Fax Number:    (000) 000-0000   Ext.   0000
 Province:    TN     Postal Code:38187
 Country:     USA


PRIV014       PRIVATE CABLE                                                                       CABLE PPV (US)    JOHN RUSTIN
 Address:     PO BOX 3166                           Telephone 1:   (714) 395-6210   Ext.   0000
                                                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:        HUNTINGTON                            Fax Number:    (000) 000-0000   Ext.   0000
 Province:    CA     Postal Code:92605
 Country:     USA


PULS015       PULSAR VIDEO INC.                                                                   CABLE PPV (US)    ROGER GALVIN
 Address:     1850 S.W. 61ST COURT                  Telephone 1:   (305) 949-9577   Ext. 0000
                                                    Telephone 2:   (000) 000-0000   Ext. 0000
 City:        FORT LAUDERDALE                       Fax Number:    (000) 000-0000   Ext. 0000
 Province:    FL     Postal Code:33332
 Country:     USA


TESTING       TESTING                                                                             CABLE PPV (US)
 Address:                                           Telephone 1:   (000) 000-0000   Ext.   0000
                                                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:                                              Fax Number:    (000) 000-0000   Ext.   0000
 Province:           Postal Code:
 Country:


GEMS6165      GEM-SEN DISTRIBUTION                                                                DEALERS (CDN)     M. L MACISAAC
 Address:     DLR#6165                              Telephone 1:   (905) 660-3110   Ext.   0000
              55 ADMINNISTRATION ROAD #10           Telephone 2:   (000) 000-0000   Ext.   0000
 City:        CONCORD                               Fax Number:    (905) 660-3108   Ext.   0000
 Province:    ON     Postal Code:L4K 4G9
 Country:     CANADA


JRPR6275      JR'S PROGRAMMING                                                                    DEALERS (CDN)     JUDY SCHNURR
 Address:     DLR#6275                              Telephone 1:   (888) 649-3999   Ext.   0000
              773 VICTORIA ST                       Telephone 2:   (000) 000-0000   Ext.   0000
 City:        KAMLO0PS                              Fax Number:    (888) 672-2122   Ext.   0000
 Province:    BC     Postal Code:V2C 3B5
 Country:     CANADA



Date:  9/10/97                1043133 Ontario Inc.                    Page:   4
                             CUSTOMER ADDRESS LIST


Customer ID   Name                                                                                Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

MREL56O4      MR.ELECTRICIAN SATELLITE                                                            DEALERS (CDN)     CHRIS KLEIN
 Address:     DLR#5604                              Telephone 1:   (416) 740-3474   Ext.   0000
              39 FLEMINGTON DR                      Telephone 2:   (000) 000-0000   Ext.   0000
 City:        CALEDON                               Fax Number:    (416) 744-2683   Ext.   0000
 Province:    ON     Postal Code:L7C 1B7
 Country:     CANADA


OMEG5988      OMEGASOURCE MTS INC.                                                                DEALERS (CDN)
 Address:     DLR#5988                              Telephone 1:   (403) 640-4553   Ext.   0000
              C/O#200,5824 2nd ST S.W               Telephone 2:   (000) 000-0000   Ext.   0000
 City:        CALGARY                               Fax Number:    (403) 255-6642   Ext.   0000
 Province:    AB     Postal Code:T2H 0H2
 Country:     CANADA


20/205166     SATELLITES PLUS                                                                     DEALERS (US)      RHONDA MARI
 Address:     DLR#5166                              Telephone 1:   (804) 527-0482   Ext.   0000
              1091 WINTERGREEN RD                   Telephone 2:   (410) 643-5546   Ext.   0000
 City:        COVES CITY                            Fax Number:    (804) 527-0753   Ext.   0000
 Province:    NC     Postal Code:28523
 Country:     USA


20/205166     SATELLITES PLUS                                                                     DEALERS (US)      RHONDA MARI
 Address:     DLR#5166                              Telephone 1:   (804) 527-0482   Ext.   0000
              RTE 4, BOX 318AA                      Telephone 2:   (410) 643-5546   Ext.   0000
 City:        STATESVILLE                           Fax Number:    (804) 527-0753   Ext.   0000
 Province:    NC     Postal Code:28677
 Country:     USA


AAAN5616      A & A ANTENNA SATELLITE                                                             DEALERS (US)      JANET ROOKS
 Address:     DLR#5616                              Telephone 1:   (513) 299-0322   Ext.   0000
              5300 SPRINGBORO RD                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:        DAYTON                                Fax Number:    (513) 294-4389   Ext.   0000
 Province:    OH     Postal Code:45439
 Country:


AAAS5231      AAA SATELLITE - KS                                                                  DEALERS (US)      ALEX SOLOMON
 Address:     DLR#5231                              Telephone 1:   (913) 721-3474   Ext.   0000
              8437 STATE AVE                        Telephone 2:   (000) 000-0000   Ext.   0000
 City:        KANSAS CITY                           Fax Number:    (913) 788-3275   Ext.   0000
 Province:    KS     Postal Code:66112
 Country:     USA


AASA6079      A & A SATELLITE WAREHOUSE                                                           DEALERS (US)      ROBERT LOLA
 Address:     DLR#6079                              Telephone 1:   (818) 541-9071   Ext.   0000
              3857 FOOTHILL BLVD                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:        GLENDALE                              Fax Number:    (818) 541-9074   Ext.   0000
 Province:    CA     Postal Code:91214
 Country:     USA


ABB05784      ABB0TTS AUDI0 & VIDEO                                                               DEALERS (US)      CHRIS ABBOTT
 Address:     DLR#5784                              Telephone 1:   (702) 871-7388   Ext.   0000
              W. SAHARA STE Q.                      Telephone 2:   (000) 000-0000   Ext.   0000
 City:        LAS VEGAS                             Fax Number:    (702) 871-5643   Ext.   0000
 Province:    NV     Postal Code:89102
 Country:     USA



Date:  9/10/97                1043133 Ontario Inc.                    Page:   5
                             CUSTOMER ADDRESS LIST


Customer ID   Name                                                                                Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------
ACTI5721      ACTION ENTERPRISES INC                                                              DEALERS (US)      CHRIS LAMBERTH
 Address:     DLR#5721                              Telephone 1:   (716) 632-1122   Ext.   0000
              9089 MAIN STREET                      Telephone 2:   (000) 000-0000   Ext.   0000
 City:        CLARENCE                              Fax Number:    (716) 632-1138   Ext.   0000
 Province:    NY     Postal Code:14031
 Country:     USA


ADVA50064     ADVANTAGE ENTERTAINMENT                                                             DEALERS (US)      DELSEY WOODS
 Address:     DLR#5064                              Telephone 1:   (305) 634-8800   Ext.   0000
              2500 N.W.36TH STREET                  Telephone 2:   (000) 000-0000   Ext.   0000
 City:        MIAMI                                 Fax Number:    (305) 637-9779   Ext.   0000
 Province:    FL     Postal Code:33142
 Country:     USA


ADVA5233      ADVANCE TECH SVC-NOVASTAR SAT                                                       DEALERS (US)      JOE MARTINEZ
 Address:     DLR#5233                              Telephone 1:   (210) 726-1600   Ext.   0000
              903 SAN DARIO AVE                     Telephone 2:   (000) 000-0000   Ext.   0000
 City:        LAREDO                                Fax Number:    (210) 726-0222   Ext.   0000
 Province:    TX     Postal Code:78040
 Country:     USA


ADVA6194      ADVANCED SAT SYSTEMS-NJ                                                             DEALERS (US)      SANDY GIFOLI/
 Address:     DLR#6194                              Telephone 1:   (609) 768-0606   Ext. 0000                       J THOM
              PO BOX 174                            Telephone 2:   (000) 000-0000   Ext. 0000
 City:        BERLIN                                Fax Number:    (609) 768-7590   Ext. 0000
 Province:    NJ     Postal Code:08009
 Country:     USA


ADVA6235      ADANCED TECH ELECTRONIS, INC                                                        DEALERS (US)      TANA WALTERS
 Address:     DLR#6235                              Telephone 1:   (770) 461-5744   Ext.   0000
              389 SOUTH GLYNN ST                    Telephone 2:   (000) 000-0000   Ext.   0000
 City:        FAYETTEVILLE                          Fax Number:    (770) 461-0230   Ext.   0000
 Province:    GA     Postal Code:30215
 Country:     USA


AJSA6285      A.J. SATELLITE                                                                      DEALERS (US)      AL FINFROCK
 Address:     DLR#6285                              Telephone 1:   (864) 944-0997   Ext.   0000
              299 RIDGE RD                          Telephone 2:   (000) 000-0000   Ext.   0000
 City:        SALEM                                 Fax Number:    (864) 944-0997   Ext.   0000
 Province:    SC     Postal Code:29676
 Country:     USA


ALLS5987      ALL STAR SATELLITE                                                                  DEALERS (US)      DOUG RANK
 Address:     DLR#5987                              Telephone 1:   (513) 339-7227  Ext. 0000
              1554 MC KAIG BLDG B                   Telephone 2:   (000) 000-0000  Ext. 0000
 City:        TROY                                  Fax Number:    (513) 339-7114  Ext. 0000
 Province:    OH     Postal Code:45373
 Country:     USA


ALLS6137      ALLSTAR SATELLITE INC.                                                              DEALERS (US)      KRISTIN ALLEN
 Address:     DLR#6137                              Telephone 1:   (714) 985-1222   Ext.   0000
              1180 NORTH RICHFIELD RD               Telephone 2:   (000) 000-0000   Ext.   0000
 City:        ANAHEIM                               Fax Number:    (714) 985-1237   Ext.   0000
 Province:    CA     Postal Code:92807
 Country:     USA


Date:  9/10/97                1043133 Ontario Inc.                    Page:   6
                             CUSTOMER ADDRESS LIST


Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------
ALP16229      ALPINE MICROWAVE INC                                                                DEALERS (US)      JOHN BENTON
 Address:     DLR#6229                              Telephone 1:  (970) 243-2100  Ext.  0000
              2820 1/2 NORTH AVENUE                 Telephone 2:  (000) 000-0000  Ext.  0000
 City:        GRAND JUNCTION                        Fax Number:   (970) 243-2177  Ext.  0000
 Province:    CO     Postal Code:81501
 Country:     USA


AMER5905      AMERICAN NATIONAL SAT INC.                                                          DEALERS (US)      SAM LEVY
 Address:     DLR#5905                              Telephone 1:  (305) 221-4666  Ext.  6000
              9590 S.W.40 STREET                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MIAMI                                 Fax Number:   (305) 221-8874  Ext.  0000
 Province:    FL     Postal Code:33165
 Country:     USA


ASHW5817      ASHWORTH'S                                                                          DEALERS (US)      LOWELL ASHWORTH
 Address:     204 DEEM ST.                          Telephone 1:  (513) 456-4929  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        EATON                                 Fax Number:   (513) 456-3879  Ext.  0000
 Province:    0H     Postal Code:45320
 Country:     USA


ASTR6167      ASTRO SATELLITE PROGRAMMING                                                         DEALERS (US)      NADIA MENIA
 Address:     DLR#6167                              Telephone 1:  (305) 477-4733  Ext.  0000
              3100 N.W 72ND AVE,#109                Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MIAMI                                 Fax Number:   (304) 477-4734  Ext.  0000
 Province:    FL     Postal Code:33122
 Country:     USA


ATLA5247      ATLANTA ANTENNA INC                                                                 DEALERS (US)      CLIFF SHEPPERD
 Address:     6111 BOYLSTON DR. #18                 Telephone 1:  (404) 255-2885  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ATLANTA                               Fax Number:   (000) 000-0000  Ext.  0000
 Province:    GA     Postal Code:30328
 Country:     USA


ATLA5533      ATLANTIC SATELLITE COMMS                                                            DEALERS (US)      MICHEAL MOFFETT
 Address:     DLR#5533                              Telephone 1:  (404) 363-0011  Ext.  0000
              5085 ASH STREET                       Telephone 2:  (000) 000-0000  Ext.  0000
 City:        FOREST PARK                           Fax Number:   (404) 363-0706  Ext.  0000
 Province:    GA     Postal Code:30050
 Country:     USA


AUGA6219      AUGUSTA SATELLITE SERVICES                                                          DEALERS (US)      DAVID BEASLEY
 Address:     DLR#6219                              Telephone 1:  (706) 560-1400  Ext.  0000
              4105 A DEANS BRIDGE RD                Telephone 2:  (000) 000-0000  Ext.  0000
 City:        HEPHZIBAH                             Fax Number:   (706) 556-3645  Ext.  0000
 Province:    GA     Postal Code:30815
 Country:     USA


BIGC5248      BIG CANYON TELEVISION                                                               DEALERS (US)      MATRIN BENEVICH
 Address:     DLR#5248                              Telephone 1:  (915) 837-7484  Ext.  0000
              BOX 192                               Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ALPINE                                Fax Number:   (915) 837-2586  Ext.  0000
 Province:    TX     Postal Code:79831
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:   7
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

BMWS62O2      BMW SATELLITE                                                                       DEALERS (US)      BILL WOHL
 Address:     DLR#6202                              Telephone 1:  (602) 996-7928  Ext.  0000
              8711 E. PINNACLE PEAK RD #228         Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SCOTTSDALE                            Fax Number:   (602) 996-5393  Ext.  0000
 Province:    AZ     Postal Code:85255-3517
 Country:     USA


BR0A5676      BROADWAY SATELLITE SYSTEMS                                                          DEALERS (US)      MITCH FOREMAN
 Address:     DLR#5676                              Telephone 1:  (501) 945-3553  Ext.  0000
              4000 EAST BROADWAY                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        NORTH LITTLE ROCK                     Fax Number:   (501) 945-3557  Ext.  0000
 Province:    AR     Postal Code:72114
 Country:     USA


BRYS6161      BRY'S TV & APPLIANCE INC                                                            DEALERS (US)      JOSH WOLFE
 Address:     DLR#6161                              Telephone 1:  (360) 659-8533  Ext.  0000
              1401 STATE AVENUE                     Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARYSVILLE                            Fax Number:   (360) 653-8461  Ext.  0000
 Province:    WA     Postal Code:98270
 Country:     USA


CABL5912      CABLE DIRECT SYSTEMS                                                                DEALERS (US)      0.B.CAVANAUGH
 Address:     DLR#5912                              Telephone 1:  (503) 251-8449  Ext.  0000
              8407 NE FREMONT ST #401               Telephone 2:  (000) 000-0000  Ext.  0000
 City:        PORTLAND                              Fax Number:   (503) 251-9021  Ext.  0000
 Province:    OR     Postal Code:97220-5150
 Country:     USA


CAGE6090      CAGE A.V.S.                                                                         DEALERS (US)      ROMINAL CAGE
 Address:     DLR#6090                              Telephone 1:  (214) 436-2474  Ext.  0000
              1528 BARBARA                          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        LEWISVILLE                            Fax Number:   (214) 436-2474  Ext.  0000
 Province:    TX     Postal Code:75067
 Country:     USA


CASH SUBS     CASH SUBS                                                                           DEALERS (US)
 Address:                                           Telephone 1:  (000) 000-0000  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:                                              Fax Number:   (000) 000-0000  Ext.  0000
 Province:    Postal Code:
 Country:


CMSA6133      C & M SATELLITE                                                                     DEALERS (US)      MICHEAL O'FIELD
 Address:     DLR#6133                              Telephone 1:  (205) 732-3434  Ext.  0000
              22443 NEW GARDEN RD                   Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ELKMOUNT                              Fax Number:   (205) 232-0338  Ext.  0000
 Province:    AL     Postal Code:35620
 Country:     USA


COMP6286      COMPUTER CONSULTANTS                                                                DEALERS (US)      STUART GUS
 Address:     DLR#6286                              Telephone 1:  (918) 665-1588  Ext.  0000
              3611 S. 130th E. AVENUE               Telephone 2:  (000) 000-0000  Ext.  0000
 City:        TULSA                                 Fax Number:   (918) 665-1589  Ext.  0000
 Province:    OK     Postal Code:74134
 Country:     USA


Date:  9/10/97                1043133 Ontario Inc.                    Page:   8
                             CUSTOMER ADDRESS LIST

Customer ID   Name                                                                                Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

C0UN6171      COUNTRY VIEW CABLE                                                                  DEALERS (US)      STEVEN COVELL
 Address:     DLR#6171                              Telephone 1:  (419) 784-9200  Ext.  0000
              09204 ST RT.15                        Telephone 2:  (000) 000-0000  Ext.  0000
 City:        DEFIANCE                              Fax Number:   (419) 784-9289  Ext.  0000
 Province:    OH     Postal Code:43512
 Country:     USA


CRAF6050      CRAFT STOVE & SATELLITES                                                            DEALERS (US)      HAL MCPHERSON
 Address:     1620 HWY 70 S.W.                      Telephone 1:  (704) 322-2123  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        HICKORY                               Fax Number:   (704) 327-3715  Ext.  0000
 Province:    NC     Postal Code:28602
 Country:     USA


DALE5004      DALE'S SATELLITE                                                                    DEALERS (US)      DALE BOSLEY
 Address:     DLR#5004                              Telephone 1:  (517) 777-6655  Ext.  0000
              9800 PETTIT ROAD                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        BIRCH RUN                             Fax Number:   (000) 000-0000  Ext.  0000
 Province:    MI     Postal Code:48415
 Country:     USA


DEBB6014      DEBBIE'S LITTLE DISHES                                                              DEALERS (US)      DEBBIE DAY
 Address:     DLR#6014                              Telephone 1:  (770) 844-6330  Ext. 0000
              5150 CHATTAHOOCHEE IND PARK           Telephone 2:  (000) 000-0000  Ext. 0000
 City:        CUMMING                               Fax Number:   (770) 844-6331  Ext. 0000
 Province:    GA     Postal Code:30131
 Country:     USA


DFWI6231      DFW INTEGRATED SATELLITE                                                            DEALERS (US)      JOHN BERLANGA
 Address:     DLR#6231                              Telephone 1:  (817) 577-9520  Ext.  0000
              5600 RUFE SNOW RD,#107                Telephone 2:  (000) 000-0000  Ext.  0000
 City:        NORTH RICHMOND HILLS                  Fax Number:   (817) 788-1717  Ext.  0000
 Province:    TX     Postal Code:76180
 Country:     USA


DIRE5119      DIRECT BROADCAST SYSTEMS-GA                                                         DEALERS (US)      ELLEN HANSEN
 Address:     DLR#5119                              Telephone 1:  (706) 546-6900  Ext.  0000
              4038 LEXINTON RD                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ATHENS                                Fax Number:   (706) 546-0636  Ext.  0000
 Province:    GA     Postal Code:30605
 Country:     USA


DIRE6252      DIRECT PROGRAMMING                                                                  DEALERS (US)      REINA MONTALOO
 Address:     DLR#6252                              Telephone 1:  (619) 896-6309  Ext.  0000
              416 W SAN YSIDRO BLVD                 Telephone 2:  (000) 000-0000  Ext.  0000
 City:        YSIDRO                                Fax Number:   (000) 000-0000  Ext.  0000
 Province:    CA     Postal Code:92173
 Country:     USA


DOWN5052      DOWN HOME SATELLITE-NC                                                              DEALERS (US)      LORRIE HARRIS
 Address:     DLR#5052                              Telephone 1:  (919) 943-2184  Ext.  0000
              P0 BOX 8                              Telephone 2:  (000) 000-0000  Ext.  0000
 City:        BELHAVEN                              Fax Number:   (919) 943-6674  Ext.  0000
 Province:    NC     Postal Code:27810
 Country:     USA


Date:  9/10/97                1043133 Ontario Inc.                    Page:   9
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

DREW6003      HEAVEN TO EARTH SATELLITE                                                           DEALERS (US)      RICHARD HALES
 Address:     DLR#6003                              Telephone 1:  (501) 367-6644  Ext.  0000
              PO BOX 141                            Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MONTICELLO                            Fax Number:   (501) 367-6460  Ext.  0000
 Province:    AR    Postal Code:71655
 Country:     USA


DUFF6139      DUFFY'S SATELLITE SYSTEMS                                                           DEALERS (US)      JENNYE BLABON
 Address:     DLR#6139                              Telephone 1:  (619) 448-2223  Ext.  0000
              11541 WOODSIDE AVENUE                 Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SANTEE                                Fax Number:   (619) 448-2223  Ext.  0000
 Province:    CA     Postal Code:92071
 Country:     USA


ELEC5906      ELECTRONICS SPECIALTY SALES                                                          DEALERS (US)     RONALD STORVICK
 Address:     DLR#5906                              Telephone 1:  (507) 433-7506  Ext.  0000
              1205 8TH ST. N.W                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        AUSTIN                                Fax Number:   (507) 433-2077  Ext.  0000
 Province:    MN     Postal Code:55912
 Country:     USA


ENTE6259      ENTERTAINMENT U.S.A.                                                                 DEALERS (US)     KARL P BRUDKE
 Address:     DLR#6259                              Telephone 1:  (304) 744-1745  Ext.  0000
              520 1/2 D-STREET                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SOUTH CHARLSTON                       Fax Number:   (304) 744-1981  Ext.  0000
 Province:    WV     Postal Code:25303
 Country:


EXCL5615      EXCLUSIVELY OUTERLIMITS, INC                                                         DEALERS (US)     JUDITH ROATCHE
 Address:     DLR#5615                              Telephone 1:  (919) 745-7290  Ext.  0000
              PO BOX 852                            Telephone 2:  (000) 000-0000  Ext.  0000
 City:        BAYBORO                               Fax Number:   (919) 745-7238  Ext.  0000
 Province:    NC     Postal Code:28515
 Country:     USA


EYEI5281      EYE IN THE SKY                                                                       DEALERS (US)     BUD BECKLUND
 Address:     DLR#5281                              Telephone 1:  (602) 996-5740  Ext.  0000
              PO BOX 9494                           Telephone 2:  (000) 000-0000  Ext.  0000
 City:        PHEONIX                               Fax Number:   (602) 996-5740  Ext.  0000
 Province:    AZ     Postal Code:85068-9494
 Country:     USA


FL0R5028      FLORIDA SATELLITE TV-DISH                                                            DEALERS (US)     VALERIE GEORGE
 Address:     DLR#5028                              Telephone 1:  (813) 956-1298  Ext.  0000
              2999 W. HWY 92                        Telephone 2:  (000) 000-0000  Ext.  0000
 City:        WINTER HAVEN                          Fax Number:   (813) 956-1288  Ext.  0000
 Province:    FL     Postal Code:33881
 Country:     USA


FL0R5626      FLORES SATELLITE & COMM INC                                                          DEALERS (US)
 Address:     DLR#5626                              Telephone 1:  (505) 393-1162  Ext.  0000
              814 NORTH LINAM                       Telephone 2:  (000) 000-0000  Ext.  0000
 City:        HOBBS                                 Fax Number:   (505) 393-1162  Ext.  0000
 Province:    NM     Postal Code:88240
 Country:     USA


Date:  9/10/97                1043133 Ontario Inc.                    Page:  10
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

GARR5157      GARRETT ENTERTAINMENT GROUP                                                         DEALERS (US)      JIM OR DOUG
 Address:     DLR#5157                              Telephone 1:  (903) 887-4190  Ext.  0000                        GARRETT
              PO BOX1130                            Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MAYBANK                               Fax Number:   (903) 887-4191  Ext.  0000
 Province:    TX     Postal Code:76147
 Country:     USA


GARRAW        GARRAWAY SATELLITE                                                                  DEALERS (US)
 Address:     4119 N. STATE RD. #7 #821             Telephone 1:  (305) 271-7581  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        FORT LAUDERDALE                       Fax Number:   (809) 362-1025  Ext.  0000
 Province:    FL     Postal Code:33319
 Country:


GEPE5200      G.E.P. ENTERPRISES                                                                  DEALERS (US)      GENE POWELL
 Address:     DLR#5200                              Telephone 1:  (314) 764-2369  Ext.  0000
              RTE 1,BOX 158                         Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ROSEBUD                               Fax Number:   (314) 764-2570  Ext.  0000
 Province:    MS     Postal Code:63091
 Country:     USA


GL0B6035      GLOBAL SYSTEMS                                                                      DEALERS (US)
 Address:     DLR#6035                              Telephone 1:  (334) 793-3553  Ext.  0000
              1515 HARTFORD HWY,SUITE 2             Telephone 2:  (000) 000-0000  Ext.  0000
 City:        DOTHAN                                Fax Number:   (334) 793-4110  Ext.  0000
 Province:    AL     Postal Code:36301
 Country:     USA


GMPR5930      GM PROGRAMMING                                                                      DEALERS (US)
 Address:     DLR#5930                              Telephone 1:  (406) 862-4214  Ext.  0000
              440 COLUMBIA AVE                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        WHITEFISH                             Fax Number:   (000) 000-0000  Ext.  0000
 Province:    MT     Postal Code:59937
 Country:     USA


GOUR6300      GOURMET DISH                                                                        DEALERS (US)      DONALD FRELING
 Address:     DLR#6300                              Telephone 1:  (716) 798-1327  Ext. 0000
              PO BOX 32                             Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MEDINA                                Fax Number:   (716) 798-1328  Ext. 0000
 Province:    NY    Postal Code:14103
 Country:     USA


GROU          GROUND CONTROL                                                                      DEALERS (US)
 Address:     DLR#5980                              Telephone 1:  (607) 776-3474  Ext. 0000
              6747  RTE 415 SOUTH                   Telephone 2:  (000) 000-0000  Ext. 0000
 City:        BATH                                  Fax Number:   (607) 776-7687  Ext. 0000
 Province:    NY    Postal Code:14810
 Country:     USA


HAMN5690      HAMNER ELECTRONICS                                                                  DEALERS (US)      CHARLES HAMNER
 Address:     DLR#5690                              Telephone 1:  (504) 752-5191  Ext.  0000
              P0 BOX 86678                          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        BATON ROUGE                           Fax Number:   (504) 752-1042  Ext.  0000
 Province:    FL     Postal Code:86678
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  11
                             CUSTOMER ADDRESS LIST


Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

HARO6097      HAROLD'S SATELLITE                                                                  DEALERS (US)      RHONDA PORTER
 Address:     DLR#6097                              Telephone 1:  (803) 672-6728  Ext.  0000
              111 EAST MCGREGOR ST                  Telephone 2:  (000) 000-0000  Ext.  0000
 City:        PAGELAND                              Fax Number:   (803) 672-6731  Ext.  0000
 Province:    SC     Postal Code:29728
 Country:     USA


HHCA6164      H & H CALE SYSTEMS                                                                  DEALERS (US)      STEVE HATCHER
 Address:     DLR#6164                              Telephone 1:  (334) 712-6500  Ext.  0000
              306 NORTH FOSTER                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        DOTHAN                                Fax Number:   (334) 702-9191  Ext.  0000
 Province:    AL     Postal Code:36303
 Country:     USA


HIGH5499      HIGH TECH ELECTRONICS                                                               DEALERS (US)      STEVE SUDIMAK
 Address:     DLR#5499                              Telephone 1:  (216) 538-2621  Ext.  0000
              10290 MAHOMING AVE                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        NORTH JACKSON                         Fax Number:   (216) 538-2281  Ext.  0000
 Province:    OH     Postal Code:44451
 Country:     USA


HOME5035      HOME CABLE CONCEPTS                                                                 DEALERS (US)      DORIS RISLEY
 Address:     RR 2 BOX 44                           Telephone 1:  (618) 884-1112  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        LAWRENCEVILLE                         Fax Number:   (618) 884-9048  Ext.  0000
 Province:    IL     Postal Code:62439
 Country:     USA


HOME5212      HOME ENTERTAINMENT-LOUISIANA                                                        DEALERS (US)      GERALD HEBERT
 Address:     DLR#5212                              Telephone 1:  (318) 536-6512  Ext.  0000
              PO BOX 142                            Telephone 2:  (000) 000-0000  Ext.  0000
 City:        GUEYDAN                               Fax Number:   (318) 536-7977  Ext.  0000
 Province:    LA     Postal Code:70542
 Country:     USA


HPSA5688      HPS AUDIO & VIDEO LLC                                                               DEALERS (US)      RAFAEL GONZALEZ
 Address:     DLR#5688                              Telephone 1:  (915) 778-6515  Ext.  0000
              6906 GATEWAY EAST                     Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ELPASO                                Fax Number:   (915) 778-6177  Ext.  0000
 Province:    TX     Postal Code:79915
 Country:     USA


INDEPE        INDEPENDENT SATELLITE                                                               DEALERS (US)
 Address:     7010 AMERICAN WAY                     Telephone 1:  (214) 283-3474  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        DALLAS                                Fax Number:   (214) 283-0269  Ext.  0000
 Province:    TX     Postal Code:75337
 Country:     USA


INTE5022      INTERTECH SATELLITE                                                                 DEALERS (US)
 Address:     DLR#5022                              Telephone 1:  (716) 621-8110  Ext. 0000
              PO BOX 32                             Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MEDINA                                Fax Number:   (716) 798-1328  Ext. 0000
 Province:    NY     Postal Code: 14103
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  12
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------


KING5202      KING SATELLITE LTD.                                                                 DEALERS (US)      MIKE KING
 Address:     PO BOX 358                            Telephone 1:  (970) 390-3252  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        FRISCO                                Fax Number:   (303) 468-6950  Ext.  0000
 Province:    CO     Postal Code:80443
 Country:     USA


K0RR5043      KORROS SATELLITE SYSTEMS                                                            DEALERS (US)      DAVID KORROS
 Address:     DLR#5043                              Telephone 1:  (606) 928-3000  Ext.  0000
              5972 US RT 60 W                       Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ASHLAND                               Fax Number:   (606) 928-3113  Ext.  0000
 Province:    KY     Postal Code:41102
 Country:     USA


MARP6009      MAR-POL SATELLITE                                                                   DEALERS (US)
 Address:     DLR# 6009                             Telephone 1:  (619) 355-1962  Ext.  0000
              1786 WEST ADAMS AVE #5                Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ELCENTRO                              Fax Number:   (619) 355-1126  Ext.  0000
 Province:    CA     Postal Code:92243
 Country:     USA


MILLIKEN      MILLIKEN & MICHAELS, INC                                                            DEALERS (US)
 Address:     3850 N/GAUSEWAY BLVD                  Telephone 1:  (504) 834-9900  Ext.  0000
              3RD FLOOR                             Telephone 2:  (000) 000-0000  Ext.  0000
 City:        METAIRIE                              Fax Number:   (504) 834-9907  Ext.  0000
 Province:    LA     Postal Code:70002
 Country:


N0RT5213      NORTH STAR SATLLITE-IDAHO                                                           DEALERS (US)      INGRID KUEHN
 Address:     DLR#5213                              Telephone 1:  (206) 322-6175  Ext.  0000
              6625 W. CHINDEN BLVD                  Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MERIDIEN                              Fax Number:   (208) 322-7445  Ext.  0000
 Province:    ID     Postal Code:83642
 Country:     USA


OPTI5206      OPTION CABLE TV                                                                     DEALERS (US)      RONALD ALFIN
 Address:     DLR#5206                              Telephone 1:  (817) 640-4965  Ext.  0000
              2801 E. PIONEER PARKWAY               Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ARLINGTON                             Fax Number:   (817) 265-3308  Ext.  0000
 Province:    TX     Postal Code:76010
 Country:     USA


PERF5938      PERFECT SATELLITE                                                                   DEALERS (US)      GARY CHOSEWOOD
 Address:     DLR#5983                              Telephone 1:  (904) 347-7661  Ext.  0000
              4928 SE ABSHIER BLVD                  Telephone 2:  (000) 000-0000  Ext.  0000
 City:        BELLEVIEW                             Fax Number:   (904) 347-3997  Ext.  0000
 Province:    FL     Postal Code:34420
 Country:     USA


PRIM5736      PRIME FOCUS                                                                         DEALERS (US)      LINDA BUNCH
 Address:     DLR#5736                              Telephone 1:  (214) 412-3474  Ext.  0000
              1645 TOWN EAST #184                   Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MESQUITE                              Fax Number:   (214) 279-3524  Ext.  0000
 Province:    TX     Postal Code:75150
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  13
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

PR0S6145      PR0-SAT SATELLITE SYSTEMS                                                           DEALERS (US)      FRANCOIS BARTUM
 Address:     DLR#6145                              Telephone 1:  (787) 745-1955  Ext.  0000
              BONNEVILLE TER. DEGETAUF AV F7        Telephone 2:  (000) 000-0000  Ext.  0000
 City:        CAGUAS, PUERTO RICO                   Fax Number:   (809) 743-5655  Ext.  0000
 Province:           Postal Code:00725
 Country:


QUAL5020      QUALITY TV AND SATELLITES                                                           DEALERS (US)      ROBERT KING
 Address:     DLR#5020                              Telephone 1:  (813) 533-1041  Ext.  0000
              296 HIGHWAY 17 NORTH                  Telephone 2:  (000) 000-0000  Ext.  0000
 City:        BARTOW                                Fax Number:   (813) 533-7138  Ext.  0000
 Province:    FL     Postal Code:3383O
 Country:     USA


QUAL6246      QUALITY SATELLTE                                                                    DEALERS (US)      DIXIE WOODARD
 Address:     DLR#6246                              Telephone 1:  (615) 443-4780  Ext.  0000
              102 WEST END HEIGHTS                  Telephone 2:  (000) 000-0000  Ext.  0000
 City:        LEBANON                               Fax Number:   (615) 444-2126  Ext.  0000
 Province:    TN     Postal Code:37087
 Country:


RASA6270      R.A. SATELLITES SYSTEM INC.                                                         DEALERS (US)      ALEZ RIZZOTTI
 Address:     DLR#1538                              Telephone 1:  (281) 491-2915  Ext.  0000
              1538 AITHERFIELD                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SUGARLAND                             Fax Number:   (281) 491-1155  Ext.  0000
 Province:    TX     Postal Code:77478
 Country:     USA


RILE          RILEY ANTENNA SYSTEMS                                                               DEALERS (US)      DONNA
 Address:     DLR#5686                              Telephone 1:  (513) 788-2185  Ext.  0000
              4780 STONEY CREEK ROAD                Telephone 2:  (000) 000-0000  Ext.  0000
 City:        UBANA                                 Fax Number:   (513) 788-2246  Ext.  0000
 Province:    OH     Postal Code:43078
 Country:     USA


R0NN6291      RONNIE'S SATELLITE SERVICE                                                          DEALERS (US)      RONNIE COUCH
 Address:     DLR#6291                              Telephone 1:  (804) 476-1537  Ext.  0000
              1035 BENISTER RD                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        HALIFAX                               Fax Number:   (804) 476-1537  Ext.  0000
 Province:    VA     Postal Code:24558
 Country:     USA


SASE5751      SAS ELECTRONICS-FLORIDA                                                             DEALERS (US)      JOHN SKELLY
 Address:     DLR#5751                              Telephone 1:  (904) 493-1327  Ext.  0000
              101 RODGERS BLVD                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        CHIEFLAND                             Fax Number:   (904) 493-0255  Ext.  0000
 Province:    FL     Postal Code:32626
 Country:     USA


SATE5067      SATELLITE HOME THEATRE                                                              DEALERS (US)      LEO RIDDLE
 Address:     DLR#5067                              Telephone 1:  (904) 347-8665  Ext.  0000
              11781 S.E HWY 441                     Telephone 2:  (000) 000-0000  Ext.  0000
 City:        BELLEVIEW                             Fax Number:   (904) 347-7576  Ext.  0000
 Province:    FL     Postal Code:34420
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  14
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

SATE5134      SATELLITE CENTER INC                                                                DEALERS (US)      DONNA PELLARIN
 Address:     DLR#5134                              Telephone 1:  (504) 888-3474  Ext.  0000
              4415 NORTH 1-10 SERVICE RD W.         Telephone 2:  (000) 000-0000  Ext.  0000
 City:        METAIRIE                              Fax Number:   (504) 888-4479  Ext.  0000
 Province:    LA     Postal Code:73336
 Country:     USA


SATE5177      SATELLITE DISC0UNTERS                                                               DEALERS (US)      MICHEAL ADAMS
 Address:     DLR#5177                              Telephone 1:  (410) 754-4821  Ext.  0000
              606 SNOW HILL RD                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SALISBURY                             Fax Number:   (410) 546-0724  Ext.  0000
 Province:    MD     Postal Code:21801
 Country:     USA


SATE5204      SATELLITE SYSTEMS PLUS                                                              DEALERS (US)      TINA DE YOUNG
 Address:     DLR#5204                              Telephone 1:  (616) 669-3800  Ext.  0000
              2101 ROSEWOOD AVE                     Telephone 2:  (000) 000-0000  Ext.  0000
 City:        JENISON                               Fax Number:   (616) 669-1703  Ext.  0000
 Province:    MI     Postal Code:49428
 Country:     USA


SATE5282      SATELLITE PLUS LLC                                                                  DEALERS (US)      JAMES TAPP/
 Address:     DLR#5282                              Telephone 1:  (803) 472-2508  Ext. 0000                         SUSAN E
              11210 ASHEVILLE                       Telephone 2:  (000) 000-0000  Ext. 0000
 City:        INMAN                                 Fax Number:   (803) 472-2507  Ext. 0000
 Province:    SC     Postal Code:29349
 Country:     USA


SATE5289      SATELLITE DOCTOR INC                                                                DEALERS (US)      DARYL REMSON
 Address:     DLR#5289                              Telephone 1:  (718) 369-6100  Ext. 0000
              2135 CONEY ISLAND AVENUE              Telephone 2:  (000) 000-0000  Ext. 0000
 City:        BROOKLYN                              Fax Number:   (718) 965-1725  Ext. 0000
 Province:    NY     Postal Code:11223
 Country:     USA


SATE5486      SATELLITE CITY                                                                      DEALERS (US)      JEFF MILLER
 Address:     DLR#5486                              Telephone 1:  (214) 337-8279  Ext.  0000
              607 S. HAMPTON RD                     Telephone 2:  (000) 000-0000  Ext.  0000
 City:        DALLAS                                Fax Number:   (214) 337-8284  Ext.  0000
 Province:    TX     Postal Code:75208
 Country:     USA


SATE5632      SATELLITE TV INC. -TX                                                               DEALERS (US)      TONY BURTON
 Address:     DLR#5632                              Telephone 1:  (210) 349-3474  Ext.  0000
              10003 NUGGET CREEK                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        CONVERSE                              Fax Number:   (210) 349-3487  Ext.  0000
 Province:    TX     Postal Code:78109
 Country:     USA


SATE5673      SATELLITE CENTER -TRENTON                                                           DEALERS (US)      TONY SARGENTI
 Address:     DLR#5673                              Telephone 1:  (609) 587-6004  Ext.  0000
              566 ROUTE 33                          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        TRENTON                               Fax Number:   (609) 587-1350  Ext.  0000
 Province:    NJ     Postal Code:08619
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  15
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

SATE5789      SATELLITES UNLIMITED - SC                                                           DEALERS (US)      BOBBY MCABEE
 Address:     DLR#5789                              Telephone 1:  (803) 578-7606  Ext.  0000
              2639 BOILING SPRINGS ROAD             Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SPARTANBURG                           Fax Number:   (803) 599-7269  Ext.  0000
 Province:    SC     Postal Code:29303
 Country:     USA


SATE5866      SATELLITE SALES & SERVICES                                                          DEALERS (US)      ROBERT L
 Address:     DLR#5866                              Telephone 1:  (717) 532-9246  Ext.  0000                        FINK SR.
              115 KLINE RD                          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SHIPPENSBURG                          Fax Number:   (000) 000-0000  Ext.  0000
 Province:    PA     Postal Code:17257
 Country:     USA


SATE5903      SATELLITE ENT. SPECIALISTS                                                          DEALERS (US)      LEN TAYLOR
 Address:     DLR#5903                              Telephone 1:  (816) 228-4353  Ext.  0000
              1212 N. WOODS CHAPEL RD               Telephone 2:  (000) 000-0000  Ext.  0000
 City:        BLUE SPRINGS                          Fax Number:   (000) 000-0000  Ext.  0000
 Province:    MO     Postal Code:64015
 Country:     USA


SATE5990      SATELLITE PLUS - MISSOURI                                                           DEALERS (US)      KIM BRYAN
 Address:     DLR#5990                              Telephone 1:  (314) 949-8100  Ext.  0000
              2256 FIRST CAPITAL DR                 Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ST-CHARLES                            Fax Number:   (314) 949-9041  Ext.  0000
 Province:    MO     Postal Code:63301
 Country:     USA


SATE6303      SATELLITE DEPOT INTERNATIONAL                                                       DEALERS (US)      LATOYA EDWARDS
 Address:     DLR#6303                              Telephone 1:  (305) 888-0808  Ext.  0000
              7105 NW 53 TERR                       Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MIAMI                                 Fax Number:   (305) 885-4611  Ext.  0000
 Province:    FL     Postal Code:33166
 Country:     USA


SC0T5526      SCOTTDALE SHOWTIME SAT                                                              DEALERS (US)      MIKE OR DON
 Address:     DLR#5526                              Telephone 1:  (602) 944-1166  Ext.  0000
              8313 N 7TH STREET                     Telephone 2:  (000) 000-0000  Ext.  0000
 City:        PHEONIX                               Fax Number:   (000) 000-0000  Ext.  0000
 Province:    AZ     Postal Code:85020
 Country:     USA


SHEI5256     SHEIK ENTERPRISES INC                                                               DEALERS (US)      M0HAMMED SHEIK
 Address:     DLR#5256                              Telephone 1:  (305) 559-4488  Ext.  0000
              500 N.W. 136th AVENUE                 Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MIAMI                                 Fax Number:   (305) 559-6700  Ext.  0000
 Province:    FL     Postal Code:33182
 Country:     USA


SKYS5150      SKY'S THE LIMIT                                                                     DEALERS (US)      PATTY JONHSON
 Address:     DLR#5150                              Telephone 1:  (216) 325-1166  Ext.  0000
              2746 SR 44                            Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ROOTSTOWN                             Fax Number:   (216) 325-1166  Ext.  0000
 Province:    OH     Postal Code:44272
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  16
                             CUSTOMER ADDRESS LIST


Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

SKYV625O      SKYVIEW SATELLITE                                                                   DEALERS (US)
 Address:     DLR#6250                              Telephone 1:  (706) 629-7526  Ext.  0000
              101 GARDEN HILLS DR                   Telephone 2:  (000) 000-0000  Ext.  0000
 City:        CALHOUN                               Fax Number:   (706) 624-9900  Ext.  0000
 Province:    GA     Postal Code:30701
 Country:     USA


SKYW5522      SKYWATCH SATELLITE                                                                  DEALERS (US)      JOHN THEOFILES
 Address:     DLR#5522                              Telephone 1:  (302) 846-0300  Ext.  0000
              500 NORTH BI-STATE BLVD               Telephone 2:  (000) 000-0000  Ext.  0000
 City:        DELMAR                                Fax Number:   (302) 846-0624  Ext.  0000
 Province:    DE     Postal Code:19940
 Country:     USA


SOUT6186      SOUTHWEST WHOLESALE                                                                 DEALERS (US)      JOE MARTINEZ
 Address:     DLR#6186                              Telephone 1:  (619) 425-1247  Ext.  0000
              293 3rd AVE                           Telephone 2:  (000) 000-0000  Ext.  0000
 City:        CHULA VISTA                           Fax Number:   (619) 585-7052  Ext.  0000
 Province:    CA     Postal Code:91910
 Country:     USA


SPAC5116      SPACE-VISION SATELLITE                                                              DEALERS (US)      RANDY BROSSETTE
 Address:     DLR#5116                              Telephone 1:  (318) 640-8393  Ext.  0000
              1797 WATSON ROAD                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        PINEVILLE                             Fax Number:   (318) 640-8393  Ext.  0000
 Province:    LA     Postal Code:71360
 Country:     USA


STAR5754      STAR VISION                                                                         DEALERS (US)      JERRY MARSH
 Address:     DLR#5754                              Telephone 1:  (210) 804-0554  Ext.  0000
              6836 SAN PEDRO STE 218                Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SAN ANTONIO                           Fax Number:   (210) 804-0596  Ext.  0000
 Province:    TX     Postal Code:78216
 Country:     USA


TVSA5873      TV SATELLITE OF VA BEACH INC                                                        DEALERS (US)      RALPH TAGUBA
 Address:     DLR#5873                              Telephone 1:  (804) 463-5414  Ext.  0000
              3590 HOLLAND RD, SUITE 112            Telephone 2:  (000) 000-0000  Ext.  0000
 City:        VIRGINIA BEACH                        Fax Number:   (804) 463-1363  Ext.  0000
 Province:    VA     Postal Code:23452
 Country:     USA


TVUS6210      TV USA / TELEMIXICO                                                                 DEALERS (US)      DAVID VIDAL
 Address:     DLR#6210                              Telephone 1:  (702) 433-0304  Ext.  0000
              6001 ABLETTE AVE                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        LAS VEGAS                             Fax Number:   (702) 433-1124  Ext.  0000
 Province:    NV     Postal Code:89122
 Country:     USA


VISI6022      VISION CABLE                                                                        DEALERS (US)      J.D.DUNPHY
 Address:     DLR#6022                              Telephone 1:  (214) 503-6999  Ext. 0000
              PO BOX 820908                         Telephone 2:  (000) 000-0000  Ext. 0000
 City:        DALLAS                                Fax Number:   (214) 235-1085  Ext. 0000
 Province:    TX     Postal Code:75382
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  17
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

WALS5552      WALSH COMMUNICATIONS INC                                                            DEALERS (US)      TERRY WALSH
 Address:     DLR#5552                              Telephone 1:  (905) 274-5959  Ext.  0000
              6860 GULFPORT BLVD,UNIT 10            Telephone 2:  (905) 856-0795  Ext.  0000
 City:        ST PETERSBURG                         Fax Number:   (905) 274-8216  Ext.  0000
 Province:    FL     Postal Code:33707
 Country:     USA


FUTU031       FUTURE INNS (SKY CABLE)                                                             HOTELS (CDN)      BRUCE BRETT
 Address:     34 BEDFORD HIGHWAY                    Telephone 1:  (902) 443-2606  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        HALIFAX                               Fax Number:   (902) 457-0212  Ext.  0000
 Province:    NS     Postal Code:B3M-2J2
 Country:     CANADA


GALAM043      GALAVU - AMHERST                                                                    HOTELS (CDN)
 Address:     FOR COMFORT INN-AMHERST, NS.          Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALBR036      GALAVU - BARRIE                                                                     HOTELS (CDM)
 Address:     FOR COMFORT INN-BARRIE, ON.           Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALBT002      GALAVU - BRAMPTON                                                                   HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN BRAMPTON              Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALBV001      GALAVU - BELLEVILLE                                                                 HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN BELLEVILLE            Telephone 1:  (905) 479-8909  Ext. 0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALBV2O44     GALAVU - BELLEVILLE2                                                                HOTELS (CDN)
 Address:     FOR COMFORT INN-BELLEVILLE2           Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALC8003      GALAVU - CAMBRIDGE                                                                  HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN CAMBRIDGE             Telephone 1:  (905) 47-9899   Ext.  9000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  18
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

GALC0034      GALAVU - CALGARY                                                                    HOTELS (CON)      BILL SHORT
 Address:     FOR TRAVELODGE CALGARY                Telephone 1:  (905) 479-3999  Ext.  0000
              7800 WOODBINE AVE. SUITE # 300        Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALCH033      GALAVU - CHATHAM                                                                    HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN CHATHAM               Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE # 300        Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALCT042      GALAVU - CHARLOTTETOWN                                                              HOTELS (CDN)
 Address:     FOR COMFORT-INN-CHARLOTTETOWN         Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALDM004      GALAVU - DARTHM0UTH                                                                 HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN DARTMOUTH             Telephone 1:  (905) 479-8999  Ext. 0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALED032      GALAVU - EDMUNDSTON                                                                 HOTELS (CDN)      ERIN THOMPSON
 Address:     FOR COMFORT INN EDMUNDSTON            Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (000) 000-0000  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALFD005      GALAVU - FREDERICTON                                                                HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN FREDERICTON           Telephone 1:  (905) 479-8988  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALGP006      GALAVU - GUELPH                                                                     HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN GUELPH                Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALHL007      GALAVU - HAMILTON                                                                   HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN HAMILTON              Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  19
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
------------------------------------------------------------------------------------------------------------------------------

GALHT008      GALAVU - HUNTSVILLE                                                                 HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN HUNTSVILLE            Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALK1010      GALAVU - KINGSTON1(WARNE CRT.)                                                      HOTELS (CDN)      BILL SHORT
 Address:     FOR KINGSTON (WARNE CRT)              Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALK2011      GALAVU - KINGSTON2 (PRINCESS)                                                       HOTELS (CDN)      BILL SHORT
 Address:     FOR KINGSTON (PRINCESS)               Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALKT009      GALAVU - KANATA                                                                     HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN KANATA                Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALLH012      GALAVU - LONDON(QUALITY HOTEL)                                                      HOTELS (CDN)      BILL SHORT
 Address:     FOR QUALITY HOTEL LONDON              Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALLI013      GALAVU - LONDON(COMFORT INN)                                                        HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN LONDON                Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALLS014      GALAVU - LONDON(QUALITY SUITE)                                                      HOTELS (CDN)      BILL SHORT
 Address:     FOR QUALITY SUITES LONDON             Telephone 1:  (905) 478-9899  Ext.  9000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALM1038      GALAVU - MONCTON1                                                                   HOTELS (CDN)
 Address:     FOR COMFORT INN-MONCTON1, NB          Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  20
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

GALM2037      GALAVU - MONCTON2                                                                   HOTELS (CDN)
 Address:     FOR COMFORT INN-MONCTON2, NB.         Telephone 1:  (905) 479-8999  Ext. 0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALMR035      GALAVU - MIRAMICHI                                                                  HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN MIRAMICHI             Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE # 300        Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALNB016      GALAVU - NORTH BAY                                                                  HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN NORTH BAY             Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALNB2O45     GALAVU - NORTH BAY2                                                                 HOTELS (CDN)
 Address:     FOR VENTURE INN-NORTH-BAY2            Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALNM015      GALAVU - NEWMARKET                                                                  HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN NEWMARKET             Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GAL0H018      GALAVU - OTTAWA(QUALITY HOTEL)                                                      HOTELS (CDN)      BILL SHORT
 Address:     FOR QUALITY HOTEL OTTAWA              Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALOI019      GALAVU - OTTAWA(COMFORT INN)                                                        HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN OTTAWA                Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GAL0R039      GALAVU - ORILLIA                                                                    HOTELS (CDN)
 Address:     FOR COMFORT INN-0RILLIA, ON.          Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


Date:  9/10/97                1043133 Ontario Inc.                    Page:  21
                             CUSTOMER ADDRESS LIST


Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

GALOW017      GALAVU - OSHAWA                                                                     HOTELS (CDM)      BILL SHORT
 Address:     FOR COMFORT INN OSHAWA                Telephone 1:  (905) 479-3999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALPK020      GALAVU - PICKERING                                                                  HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN PICKERING             Telephone 1:  (905) 479-8999  Ext. 0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALRM031      GALAVU - RICHMOND                                                                   HOTELS (CDN)      ARENA FISHMAN
 Address:     7800 WOODBINE AVE.                    Telephone 1:  (000) 000-0000  Ext. 0000
              SUITE 300                             Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (000) 000-0000  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALS1022      GALAVU - SUDBURY1(REGENT ST)                                                        HOTELS (CDN)      BILL SHORT
 Address:     FOR SUDBURY1 (REGENT ST.)             Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALS2023      GALAVU - SUDBURY2(2ND AVE.)                                                         HOTELS (CDN)      BILL SHORT
 Address:     FOR SUDBURY2 (2ND AVE.)               Telephone 1:  (905) 479-8999  Ext.  0000
              7300 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALSC021      GALAVU - ST-CATHERINES                                                              HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN ST-CATHERINES         Telephone 1:  (905) 479-8999  Ext. 0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALSJ046      GALAVU - SAINT JOHN NB.                                                             HOTELS (CDN)
 Address:     FOR COMFORT INN-SAINT JOHN NB.        Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALTA026      GALAVU - TORONTO AIRPORT                                                            HOTELS (CDN)      BILL SHORT
 Address:     FOR QUALITY SUITE TORONTO AIR.        Telephone 1:  (905) 479-8999  Ext. 0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  22
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

GALTB025      GALAVU - THUNDERBAY                                                                 HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN THUNDERBAY            Telephone 1:  (905) 479-8999  Ext. 0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALTM040      GALAVU - TIMMINS                                                                    HOTELS (CDN)
 Address:     FOR COMFORT INN-TIMMINS, ON.          Telephone 1:  (905) 479-8999  Ext.  0000
              7500 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALTS024      GALAVU - THE SAULT                                                                  HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN SAUL STE MARIE        Telephone 1:  (905) &79-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALW1027      GALAVU WATERLOO INN                                                                 HOTELS (CDN)      BILL SHORT
 Address:     FOR WATERLOO INN                      Telephone 1:  (905) 479-8999  Ext. 0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALW2028      GALAVU - WATERLOO(COMFORT INN)                                                      HOTELS (CDN)      BILL SHORT
 Address:     FOR COMFORT INN WATERLOO              Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALWB029      GALAVU - WHITBY                                                                     HOTELS (CDN)      BILL SHORT
 Address:     FOR QUALITY SUITES WHITBY             Telephone 1:  (905) 479-5999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-5949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALWN030      GALAVU - WINDSOR                                                                    HOTELS (CDN)      BILL SHORT
 Address:     FOR QUALITY SUITES WINDSOR            Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALWN041      GALAVU - WINDSOR2                                                                   HOTELS (CON)
 Address:     FOR COMFORT INN-WINDSOR2, ON.         Telephone 1:  (905) 479-5999  Ext.  0000
              7800 WOODBINE AVE., STE. 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  23
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

LEBL6061      LEBLANC SATELLITE                                                                   HOTELS (CDN)
 Address:     DLR#6061                              Telephone 1:  (506) 832-4919  Ext. 0000
              BOX 239                               Telephone 2:  (000) 000-0000  Ext. 0000
 City:        HAMPTON                               Fax Number:   (506) 832-7151  Ext. 0000
 Province:    NB     Postal Code:EOD1ZO
 Country:     CANADA


ALOH001       ALOHA HOTEL                                                                         HOTELS (US)       DOLAT PATEL
 Address:     2835 E. ILLINOIS AVE.                 Telephone 1:  (214) 374-1675  Ext. 0000
                                                    Telephone 2:  (000) 000-0000  Ext. 0000
 City:        DALLAS                                Fax Number:   (000) 000-0000  Ext. 0000
 Province:    TX     Postal Code:75216
 Country:     USA


AMIT002       AMIT HOTEL                                                                          HOTELS (US)       AMIT MOTAWALA
 Address:     2060 MISSION STREET                   Telephone 1:  (415) 552-4341  Ext. 0000
                                                    Telephone 2:  (415) 647-1571  Ext. 0000
 City:        SAN FRANCISCO                         Fax Number:   (000) 000-0000  Ext. 0000
 Province:    CA     Postal Code:94110
 Country:     USA


CALF003       CALF. BUSN. SYST. COMFORT INN                                                       HOTELS (US)       SOROUSH
 Address:     FOR COMFORT INN FONTANA               Telephone 1:  (909) 948-8605  Ext. 0000                         SALEHPOU
              PO BOX 0520                           Telephone 2:  (000) 000-0000  Ext. 0000
 City:        RANCHO CUCAMONGA                      Fax Number:   (000) 000-0000  Ext. 0000
 Province:    CA     Postal Code:91729-0520
 Country:     USA


CALF004       CALF. BUSN. SYST. LANDMARK INN                                                      HOTELS (US)       SOROUSH
 Address:     FOR LANDMARK INN                      Telephone 1:  (909) 948-8605  Ext. 0000                         SALEHPOU
              PO BOX 0520                           Telephone 2:  (000) 000-0000  Ext. 0000
 City:        RANCHO CUCAMONGA                      Fax Number:   (000) 000-0000  Ext. 0000
 Province:    CA     Postal Code:91729-0520
 Country:     USA


CARR005       CARRIER MOTOR LODGE                                                                 HOTELS (US)       STEVEN MANNER
 Address:     2660 BERLIN TURNPIKE                  Telephone 1:  (203) 666-1421  Ext. 0000
                                                    Telephone 2:  (000) 000-0000  Ext. 0000
 City:        NEWINGTON                             Fax Number:   (000) 000-0000  Ext. 0000
 Province:    CT    Postal Code:06111
 Country:     USA


DIAM006       DIAMOND INN MOTEL(R.A. SAT.)                                                        HOTELS (U)        ALEX RIZZOTTI
 Address:     R.A. SAT FOR DIAMOND INN MOTEL        Telephone 1:  (713) 723-3199  Ext. 0000
              1538 HITHERFIELD                      Telephone 2:  (000) 000-0000  Ext. 0000
 City:        SUGARLAND                             Fax Number:   (000) 000-0000  Ext. 0000
 Province:    TX     Postal Code:77478
 Country:     USA


DIXI007       DIXIE MOTEL                                                                         HOTELS (US)       DANNY PATES
 Address:     2760 CINCINNATI - DAYTON ROAD         Telephone 1:  (513) 423-3486  Ext. 0000
                                                    Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MIDDLETON                             Fax Number:   (000) 000-0000  Ext. 0000
 Province:    OH     Postal Code:45O44
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  24
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

EXEC008       EXECUTIVE MOTOR INN                                                                 HOTELS (US)       JULIAN SEGURA
 Address:     FOR SEGURA EXECUTIVE MOTOR INN        Telephone 1:  (718) 335-0045  Ext.  0000
              31-18 93RD STREET                     Telephone 2:  (000) 000-0000  Ext.  0000
 City:        JACKSON HEIGHTS                       Fax Number:   (000) 000-0000  Ext.  0000
 Province:    NY     Postal Code:11369
 Country:     USA


FIFT009       FIFTH AVENUE MOTEL                                                                  HOTELS (US)       WARD KIPP
 Address:     1695 BERLIN TURNPIKE                  Telephone 1:  (860) 529-7119  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        WEATHERSHIELD                         Fax Number:   (000) 000-0000  Ext.  0000
 Province:    CT     Postal Code:06109
 Country:     USA


GALAT011      GALAVU - ATLANTA                                                                    HOTELS (US)       BILL SHORT
 Address:     FOR BRADBURY SUITES ATLANTA           Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALBL010      GALAVU BLOOMINGTON                                                                  HOTELS (US)       BILL SHORT
 Address:     FOR BRADBURY SUITE BLOOMINGTON        Telephone 1:  (905) 479-8999  Ext. 0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext. 0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext. 0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALL016       GALLERY HOLIDAY MOTEL                                                               HOTELS (US)       TIM HUNT
 Address:     2020 US ROUTE 35 NORTH                Telephone 1:  (609) 298-0197  Ext.  0000
                                                    Telephone 2:  (609) 421-3498  Ext.  0000
 City:        SAYREVILLE                            Fax Number:   (609) 499-4760  Ext.  0000
 Province:    NJ     Postal Code:08879
 Country:     USA


GALNC012      GALAVU - NOCROSS                                                                    HOTELS (US)       BILL SHORT
 Address:     FOR BRADBURY SUITES NORCROSS          Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALRP013      GALAVU - RAPHINE                                                                    HOTELS (US)       BILL SHORT
 Address:     FOR DAYS INN RAPHINE                  Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GALSC014      GALAVU - SAN CLEMENTE                                                               HOTELS (US)       BILL SHORT
 Address:     FOR CONTRYSIDE INN SAN CLEMENT        Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM                               Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  25
                             CUSTOMER ADDRESS LIST

Customer ID    Name                                                                               Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

GALTK015      GALAVU - TUCKER                                                                     HOTELS (US)       BILL SHORT
 Address:     FOR BRADBURY SUITES TUCKER            Telephone 1:  (905) 479-8999  Ext.  0000
              7800 WOODBINE AVE. SUITE 300          Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MARKHAM;                              Fax Number:   (905) 479-8949  Ext.  0000
 Province:    ON     Postal Code:L3R-2N7
 Country:     CANADA


GATE017       GATEWAY MOTEL                                                                       HOTELS (US)       NAVIN PATEL
 Address:     1661 ATHENS HWY.                      Telephone 1:  (706) 342-3015  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        MADISON                               Fax Number:   (000) 000-0000  Ext.  0000
 Province:    GA     Postal Code:30650
 Country:     USA


GEMI031       HOTEL GEMINIS                                                                       HOTELS (US)       HEIFNER
 Address:     FOR HOTEL GEMINIS                     Telephone 1:  (573) 455-6163  Ext.  0000                        COMMUNICATIONS
              4451 I-70 DR. NW.                     Telephone 2:  (000) 000-0000  Ext.  0000
 City:        COLUMBIA                              Fax Number:   (575) 445-0757  Ext.  0000
 Province:    MO     Postal Code:65202
 Country:     USA


KINGC030      MOTEL KING                                                                          HOTELS (US)       MAHEN PATEL
 Address:     3618 LAURA KOPPE RD.                  Telephone 1:  (715) 691-0300  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        HOUSTON                               Fax Number:   (000) 000-0000  Ext.  0000
 Province:    TX     Postal Code:77093
 Country:     USA


LIND018       LINDEN MOTOR INN                                                                    HOTELS (US)       BARRY PATEL
 Address:     714 SOUTH CONDUIT BLVD.               Telephone 1:  (718) 647-7300  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        BROOKLYN                              Fax Number:   (000) 000-0000  Ext.  0000
 Province:    NY     Postal Code:11208
 Country:     USA


LOOP019       LOOP INN MOTEL                                                                      HOTELS (US)       RITCHIE BHOJANI
 Address:     1 ROGER STREET                        Telephone 1:  (908) 396-3500  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        AVENEL                                Fax Number:   (000) 000-0000  Ext.  0000
 Province:    NJ     Postal Code:07001
 Country:     USA


MUST020       MUSTANG INN (R.A. SAT.)                                                             HOTELS (US)       ALEX RIZZOTTI
 Address:     R.A. SAT. MUSTANG INN                 Telephone 1:  (713) 692-6377  Ext.  0000
              1538 HITHERFIELD                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SUGARLAND                             Fax Number:   (000) 000-0000  Ext.  0000
 Province:    TX     Postal Code:77478
 Country:     USA


OASI021       OASIS MOTEL                                                                         HOTELS (US)       RAJ SHAH
 Address:     818 WEST DIVISION STREET              Telephone 1:  (818) 274-1616  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        ARLINGTON                             Fax Number:   (818) 548-6060  Ext.  0000
 Province:    TX     Postal Code:76O12
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  26
                             CUSTOMER ADDRESS LIST

Customer ID   Name                                                                                Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

REDH022       REDHILL MOTEL                                                                       HOTELS (US)       MIKE SHAH
 Address:     1240 HWY 501 BUSINESS                 Telephone 1:  (803) 347-7700  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        CONWAY                                Fax Number:   (000) 000-0000  Ext.  0000
 Province:    SC     Postal Code:29526
 Country:     USA


REGE023       REGENCY HOTEL - DALLAS                                                              HOTELS (US)       WENDY PALMS
 Address:     GOLD STAR SYS. REGENCY HOTEL          Telephone 1:  (214) 495-4075  Ext.  0000
              PO BOX 452662                         Telephone 2:  (000) 000-0000  Ext.  0000
 City:        GARLAND                               Fax Number:   (000) 000-0000  Ext.  0000
 Province:    TX     Postal Code:75045
 Country:     USA


RELA024       RELAX INN FOREST HILL                                                               HOTELS (US)       ROGER PATEL
 Address:     4300 MANSFIELD HIGHWAY                Telephone 1:  (817) 536-5741  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        FOREST HILLS                          Fax Number:   (000) 000-0000  Ext.  0000
 Province:    TX     Postal Code:76119
 Country:     USA


S0NY025       SONY MOTEL (R.A. SAT.)                                                              HOTELS (US)       ALEX RIZZOTTI
 Address:     R.A. SAT. SONY MOTEL                  Telephone 1:  (713) 491-2915  Ext.  0000
              1538 HITHERFIELD                      Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SUGARLAND                             Fax Number:   (000) 000-0000  Ext.  0000
 Province:    TX     Postal Code:77478
 Country:     USA


S0UT026       SOUTHERN ECONOMY INN                                                                HOTELS (US)       ROBERT HOLMES
 Address:     PO BOX 1307                           Telephone 1:  (864) 632-9573  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        LAURENS                               Fax Number:   (000) 000-0000  Ext.  0000
 Province:    SC     Postal Code:29360
 Country:     USA


TROP027       TROPIC GARDEN MOTEL                                                                 HOTELS (US)       PETER ABRAHAM
 Address:     2326 NW 3RD STREET                    Telephone 1:  (305) 682-8070  Ext. 0000
                                                    Telephone 2:  (305) 939-1163  Ext. 0000
 City:        MIAMI                                 Fax Number:   (305) 643-2404  Ext. 0000
 Province:    FL     Postal Code:33125
 Country:     USA


TWEE029       TWEETY'S DIAMOND INN                                                                HOTELS (US)       ALEX RIZZOTTI
 Address:     R.A. SATELLITE SYSTEM INC.            Telephone 1:  (713) 491-2915  Ext.  0000
              1538 HITERFIELD                       Telephone 2:  (000) 000-0000  Ext.  0000
 City:        SUGAR LAND                            Fax Number:   (000) 000-0000  Ext.  0000
 Province:    TX     Postal Code:77478
 Country:     USA


UPT0028       UPTOWN MOTEL                                                                        HOTELS (US)       MR. PATEL
 Address:     311 SOUTH IRBY ST.                    Telephone 1:  (803) 662-0306  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        FLORENCE                              Fax Number:   (000) 000-0000  Ext.  0000
 Province:    SC     Postal Code:29501
 Country:     USA

Date:  9/10/97                1043133 Ontario Inc.                    Page:  27
                             CUSTOMER ADDRESS LIST

Customer ID   Name                                                                                Class ID          Contact Person
----------------------------------------------------------------------------------------------------------------------------------

BOG0001       TV CABLE BOGOTA                                                                     INTER'N CABLE     JUANITA
 Address:     CRA 11A # 94 76                       Telephone 1:  (571) 616-4093  Ext. 0000                         QUINTANA
                                                    Telephone 2:  (000) 000-0000  Ext. 0000
 City:        BOGOTA                                Fax Number:   (000) 000-0000  Ext. 0000
 Province:    DC     Postal Code:
 Country:     COLOMBIA


WWC011        WORLDWIDE COMM. 011#                                                                PHONE LINES(US)   LARRY POLLACK
 Address:     162 EAST 64TH STREET                  Telephone 1:  (212) 688-3555  Ext. 0000
                                                    Telephone 2:  (000) 000-0000  Ext. 0000
 City:        NEW YORK                              Fax Number:   (212) 688-1217  Ext. 0000
 Province:    MY     Postal Code:10021
 Country:     USA


WWC800        WORLDWIDE COMM. 800#                                                                PHONE LINES(US)   LARRY POLLACK
 Address:     162 EAST 64TH STREET                  Telephone 1:  (212) 688-3555  Ext. 0000
                                                    Telephone 2:  (000) 000-0000  Ext. 0000
 City:        NEW YORK                              Fax Number:   (212) 688-1217  Ext. 0000
 Province:    MY     Postal Code:10021
 Country:     USA


WWC900        WORLDWIDE COMM. 900#                                                                PHONE LINES(US)   LARRY POLLACK
 Address:     162 EAST 64TH STREET                  Telephone 1:  (212) 688-3555  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:        NEW YORK                              Fax Number:   (212) 688-1217  Ext.  0000
 Province:    NY     Postal Code:10021
 Country:     USA


CASH PRODUCTS CASH PRODUCTS                                                                       PRODUCTS (US)
 Address:                                           Telephone 1:  (000) 000-0000  Ext.  0000
                                                    Telephone 2:  (000) 000-0000  Ext.  0000
 City:                                              Fax Number:   (000) 000-0000  Ext.  0000
 Province:           Postal Code:
 Country:


STARNET       STARNET COMM.                                                                       WEBSITE (CDn)     WINSTON V.
 Address:     425 CARRALL STREE                     Telephone 1:  (604) 685-7619  Ext. 0000                         BARTA
              MEZZANINE LEVEL                       Telephone 2:  (000) 000-0000  Ext. 0000
 City:        VANCOUVER                             Fax Number:   (604) 684-0391  Ext. 0000
 Province:    BC     Postal Code:V6B-6E3
 Country:     CANADA


EOL           EROTICA ON-LINE                                                                     WEBSITE (US)      LARRY POLLACK
 Address:     162 EAST 64TH STREET                  Telephone 1:  (212) 688-3555  Ext. 0000
                                                    Telephone 2:  (000) 000-0000  Ext. 0000
 City:        NEW YORK                              Fax Number:   (212) 688-1217  Ext. 0000
 Province:    NY     Postal Code:10021
 Country:     USA


    214 Address(es)

                                     SCHEDULE 7.9

                                  INSURANCE POLICIES


The Subject Assets are insured under Zurich Insurance Company Policy Nos. 8422185 and 8422187. The Subject Assets are insured on a replacement value basis.

                                    SCHEDULE 7.12

                                      LITIGATION


1. On 24 July 1997, Dan Donovan, a former employee of 1043133 Ontario Inc. (the "Company"), commenced a wrongful dismissal action against the Company in which he seeks damages for negligent misrepresentation and punitive and exemplary damages. The global amount claimed is $45,138.40. The action has been defended on the basis that the plaintiff's employment was terminated as part of a staff downsizing process. The plaintiff has taken no material steps to further this litigation since filing his Statement of Claim.
    Based upon information provided by the Company and contained in the pleadings, legal counsel for the Company has opined that the exposure to the Company on this claim may equal the value of one month's salary of the plaintiff, plus interest and costs. [Ontario Court (General Division), File No. 93005/95]

2. On 24 July 1997, Joanne Richer, a former employee of the Company, commenced a wrongful dismissal action against the Company in which he seeks damages for negligent misrepresentation and punitive and exemplary damages. The global amount claimed is $44,769.28. The action has been defended on the basis that the plaintiff's employment was terminated with payment being made to the plaintiff in lieu of reasonable notice, which payment was in excess of any obligations under the plaintiff's employment contract. The plaintiff has taken no material steps to further this litigation since filing her Statement of Claim. Based upon information provided by the Company and contained in the pleadings legal counsel for the Company has opined that the exposure to the Company on this claim may equal the value of one month's salary of the plaintiff, plus interest and costs. [Ontario Court (General Division), File No. 93006/95]

                                    SCHEDULE 7.14

                                APPROVALS AND CONSENTS

None.

                                    SCHEDULE 7.15


                                 COMPETING INTERESTS



Stuart K. Duncan and Douglas J. Duncan, officers and directors of Seller:

    1. are the beneficial owners of options to acquire up to 60% of the issued and outstanding stock in the capital of Diorio Productions Inc. ("DPI"). DPI is a provider of certain audio/visual promotional programming used in the Seller's Adult Movies Business;

    2. are the beneficial owners of a minority interest in New Age Conversions, L.P. ("New Age"). New Age performs video dubbing and conversions services for Seller; and

    3. are the beneficial owners of Fifth Dimension Capital Corporation ("5D Capital"). 5D Capital leases to Seller the premises used for the operation of Seller's Ottawa Call Center.

Douglas J. Duncan, an officer and director of Seller, is the beneficial owner of 841161 Ontario Limited ("841"). 841 leases to Seller the premises used for the operation of Seller's Ottawa Uplink Facility.

                                    SCHEDULE 7.16

                                 ADDRESSES OF SELLER


1.  1825 Woodward Drive
    Ottawa, Ontario
    K2C 0P9

2.  2500 Don Reid Drive
    Ottawa, Ontario
    K1H 8P5

                                   SCHEDULE 8.2(a)

                             BUYERS' DISCLOSURE STATEMENT

                                      [attached]

                                   SCHEDULE 8.2(a)

                             BUYERS' DISCLOSURE STATEMENT


    Buyers make no further disclosures concerning Buyers' Financial Statements and the notes thereto, which were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and reaffirm that the Financial Statements are true, accurate and complete, do not contain any untrue statement of material fact or omit to state a material fact required by GAAP to be stated therein or necessary in order to make the statements contained therein not misleading, and fairly present the financial condition and the results of operations of Buyers, on the bases therein stated, as of the respective dates thereof, and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals.

                                    SCHEDULE 11.9

                                 CONSULTING AGREEMENT

Not applicable.

                                    SCHEDULE 11.12

                              NON-COMPETITION AGREEMENT

                                      [attached]

                     NONCOMPETITION AND CONFIDENTIALITY AGREEMENT


THIS NONCOMPETITION AND CONFIDENTIALITY AGREEMENT is entered into as of this _____ day of__________ , 1997, by and among New Frontier Media, Inc., and Colorado Satellite Broadcasting, Inc., a Colorado corporation, (collectively "Buyers") and 1043133 Ontario Inc. ("Seller"),


                                      Background


    Buyers are acquiring certain assets from Seller for an Adult Movies
Business;

    As a condition to Buyers' willingness to consummate the transactions contemplated by the Purchase Agreement to which this Agreement is an exhibit, Buyers have required that Seller and Seller agrees to the covenants not to compete and the confidentiality agreements provided in this Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Purchase Agreement and foregoing premises, the parties hereby covenant and agree as follows.

    1. DEFINITIONS. The following terms shall have the following meanings:

    (a) "Adult Movies Business" means any and all present or contemplated satellite broadcast services on television or any other medium, including cable television and the Internet, which broadcasts, replays, and/or otherwise exploits feature length adult programming and all related promotional content and other programming of a non-rated or X-rated nature and whose main theme embodies nudity and/or sexually explicit material between consenting adults and such other related business assets as are necessary for the operation thereof.

    (b) "Purchase Agreement" shall mean the Asset Purchase Agreement between New Frontier Media, Inc. and Colorado Satellite Broadcasting, Inc. as buyers and 1248663 Ontario Inc., as seller, dated September 5, 1997.


    2. NONCOMPETITION. During the period commencing on the Closing Date of the Purchase Agreement, and ending on the expiration of five years following that date, Seller and its officers or directors shall not, directly or indirectly, manage, operate, join, advise, control, or be connected as an officer, director, employee, partner, guarantor, adviser, or consultant in or beneficially own or control, directly or indirectly, ten (10) percent or more of the voting, profit sharing, or equity interests in, any corporation, partnership, joint venture, or other business venture (an "Interest in a Business") which competes in the Adult Movies Business of Buyers in any location throughout the world.

    3. CONFIDENTIALITY. Seller shall keep confidential all of and shall not disclose to any other party or provide any other party access to, the confidential or proprietary information of the assets and services being acquired by Buyers pursuant to the purchase Agreement not in the public domain, including but not limited to, information relating to such matters as Buyers or the Adult Movies Business' products, services, finances, methods of operation and competition, research data, market reports, distribution methods, marketing plans and strategies, operational requirements, personnel, customers and suppliers and distributors, trade secrets, technical information, processes, systems, procedures, know-how, improvements, price lists, projections and other financial data, invoices, financial statements, or any other compilation of information used in the Adult Movies Business which gives Buyers an opportunity to obtain an advantage over its competitors who do not know or use such information. This shall include both information acquired by Seller before and after the date of this Agreement (collectively "Confidential Information")

    4. NONSOLICITATION OF EMPLOYEES. For the period commencing on the Closing Date of the Purchase Agreement, and ending on the expiration date of five years follow that date, Seller shall not, either on its own account or for any person, firm, or company, solicit, interfere with, or endeavor to cause any officer, employee or consultant of Buyers, who is employed or otherwise engaged to provide services to buyers, to leave his or her employment or engagement with Buyers or induce or attempt to induce any such person to terminate or breach any employment, noncompetition, or confidentiality agreement such person may have with Buyers.

    5. NONSOLICITATION OF CUSTOMERS. For the duration of this Agreement, Seller shall not solicit, induce, or attempt to induce any past or current customer or distributor of Buyers to do business with Seller or any affiliate in regard to a matter included in the Adult Movies Business or to cease doing business in whole or in part with Buyers.

    6. STAY OF TIME. In the event Seller violates any provision of this Agreement, the running of the term of this agreement shall be automatically tolled starting on the day of such violation and resuming on the date such violation ceases.

    7. EQUITABLE RELIEF. The parties acknowledge and agree that in the event of any breach of this Agreement by Seller (i) Buyers' remedies at law are and will be inadequate; (ii) such breach will substantially diminish the value of the assets proprietary interest that are being acquired by Buyers through the Purchase Agreement; and (iii) will cause irreparable injury in a short period of time. In the event of a breach or threatened breach by Seller of the provisions of this Agreement, the parties hereto agree that Buyers shall be entitled to equitable relief to protect its interests therein, including, but not limited to, preliminary and permanent injunctive relief. Such relief and all other rights and remedies of Buyers provided herein shall be cumulative with any other rights provided to it in the Purchase agreement or otherwise provided to it under applicable law and nothing herein shall preclude Buyers from pursuing any other remedies available to it for a breach or threatened breach, including without limitation the recovery of damages for Seller.

    8. NOTICES. (a) In the event a party believes that there has been a breach of this Agreement, it shall notify in writing the other party of the belief and provide a brief statement of the basis for such belief, provided that any failure to give such notice shall not act as a waiver of or otherwise affect in any way any rights or remedies the non-breaching party may have or relieve the other party from any duty or liability hereunder. In the event Seller acquires or comes to own, control, directly or indirectly, an interest in a business, whether voluntarily or involuntarily, which business may reasonably be deemed to compete with the Adult Movies Business, Seller shall promptly notify Buyers of such fact and identify the interest in the business and the nature of such business's activities as they may relate to the Adult Movies Business.

    (b) All notices or other communications which may be or are required to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to a party to whom notice is to be given, by first class registered or certified, postage prepaid, and properly addressed as follows:

    Buyers:        New Frontier Media, Inc.
                   1050 Walnut St. Suite 301
                   Boulder, CO 80302


                   Attn.: Mark H. Kreloff


    with a copy to:Mark L. Driver, Esq.
                   The Law Office of Mark L. Driver, P.C.
                   3300 East First Ave., Suite 600
                   Denver, CO 80206

    Seller:        Douglas Duncan
                   2500 Don Reid Drive
                   Ontario, Canada
                   K1H8P5


                   Stewart Duncan
                   2500 Don Reid Drive
                   Ontario, Canada
                   K1H8P5

    with a copy to:Jamie Wyllie, Esq.
                   Yegendorf, Brazeau, Sell, Prehogan & Wyllie
                   55 Metcalfe Street, Suite 750
                   Ontario, Canada
                   K1H6L5

    9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the parties hereto and their permitted and respective heirs, successors and assigns. No party shall have the right to assign this Agreement without the prior written consent of the other party, except that Buyers shall have the right to assign its rights hereunder to any successor in interest of the Adult Movies Business whether by merger, consolidation, purchase of assets or otherwise, or any other person or entity controlling or which at any time controls or is under common control with either Buyer or any of their subsidiaries or successors.

    10. SEPARATE COVENANTS. This Agreement shall be deemed to consist of a series of separate covenants. Seller expressly agrees that the character, duration, and geographical scope of this Agreement are reasonable in light of the circumstances as they exist on the date upon which this Agreement has been executed. However, should a determination nonetheless be made by a court of competent jurisdiction at a later date that the character, duration or geographic scope of this Agreement is unreasonable in light of the circumstances as the now or then exist, then it is the intention and agreement of the parties that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the conduct of Seller which is reasonable in light of such circumstances and are necessary to assure Buyers of the intended benefit of this Agreement. If any of the provision of this Agreement shall otherwise contravene or be deemed invalid under the laws of any state or jurisdiction, such contravention or invalidity shall not invalidate all of the provisions of this Agreement but rather is shall be construed as not containing the provisions or provisions contravening or invalid under the laws of the state or jurisdiction, and the all other rights and obligations created hereby shall be construed and enforced accordingly.

    11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Colorado, without regard to principles of conflicts of laws and the parties irrevocable commit to the jurisdiction and venue of the United States District Court for the District of Colorado to resolve any dispute arising hereunder or related hereto.

    12. AMENDMENTS AND WAIVERS. Any amendments or modifications to this Agreement must be in writing signed by each party hereto or their successors or assigns. No breach of any covenant, agreement, warranty, or representation shall be deemed waived unless expressly waived in writing by the party who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or the same or similar right on another occasion.

    13. ATTORNEYS' FEES. In the event that any action or proceeding is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action or proceeding may receive as part of any award, judgment, decision, or other resolution of such action or proceeding, their costs, and reasonable attorneys' fees.

    14. ENTIRE AGREEMENT. This Agreement and the agreements referred to herein contain the entire understanding of the parties and supersede all prior or contemporaneous agreements and understandings.

    15. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

    In Witness Whereof, the parties hereto have executed this Agreement on the date first above written.


Buyers:                                New Frontier Media, Inc.

                                       By:
                                          -------------------------------
                                       Its:
                                           ------------------------------



                                       Colorado Satellite Broadcasting, Inc.


                                       By:
                                          --------------------------------
                                       Its:
                                            -------------------------------



SELLER:
                                       1043133 Ontario Inc.


                                       By:
                                          --------------------------------
                                       Its:
                                           ------------------------------